Exhibit 10.11

THE LINCOLN ELECTRIC COMPANY

EMPLOYEE SAVINGS PLAN

As Amended and Restated Effective April 25, 2022

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ARTICLE I - DEFINITIONS AND CONSTRUCTION1

1.1 Definitions1

(1) Account and Sub-Account1

(2) Administrative Committee or Committee1

(3) Administrator or Plan Administrator1

(4) Automatic Salary Reduction Agreement1

(5) Base Compensation1

(6) Before-Tax Contributions1

(7) Beneficiary2

(8) Board2

(9) Bonus Compensation2

(10) Break in Service and 1-Year Break in Service2

(11) Code3

(12) Company3

(13) Compensation3

(14) Controlled Group3

(15) Controlled Group Member4

(16) Covered Employee4

(17) Death Beneficiary4

(18) Disability5

(19) Eligible Employee5

(20) Eligible Rollover Distribution5

(21) Employee6

(22) Employer6

(23) Employer Contributions6

(24) Employment7

(25) Employment Commencement Date7

(26) Employment Severance and Employment Severance Date7

(27) Enrollment Date7

(28) ERISA8

(29) ESOP Account8

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(30) Former Harris Plan Participant8

(31) Former Pro-Systems Plan Participant8

(32) Former Rimrock Plan Participant8

(33) Former Techalloy Plan Participant8

(34) Former Tennessee Rand Plan Participant9

(35) Former Wayne Trail Plan Participant9

(36) Former Weartech Plan Participant9

(37) Former Wolf Plan Participant9

(38) FSP Contributions9

(39) FSP Participant or FSP Plus Participant9

(40) Fiduciary9

(41) Hardship9

(42) Harris Plan10

(43) Harris Prior Employer Contributions10

(44) Highly Compensated Employee10

(45) Holdings Stock11

(46) Holdings Stock Fund11

(47) Hour of Service11

(48) Instrument of Adoption12

(49) Investment Committee12

(50) Investment Funds12

(51) Matching Contribution Participant12

(52) Matching Employer Contributions12

(53) Matching Employer Contribution Percentage13

(54) Member14

(55) Named Fiduciaries14

(56) Nonelective Contribution Participant14

(57) Nonelective Employer Contributions14

(58) Non-ESOP Account14

(59) Normal Retirement Date15

(60) Plan15

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(61) Plan Year15

(62) Prior ESOP Contributions15

(63) Pro-Systems Plan15

(64) Pro-Systems Prior Employer Contributions15

(65) Qualified Nonelective Contributions15

(66) Reemployment Commencement Date16

(67) Retirement Annuity Program16

(68) Retirement Choice16

(69) Rimrock Plan16

(70) Rimrock Prior Employer Contributions16

(71) Rollover Contributions16

(72) Roth Contributions17

(73) Roth Rollover Contributions Sub-Account17

(74) Salary Reduction Agreement17

(75) Self-Directed Investment Account17

(76) Spouse17

(77) Techalloy Plan17

(78) Techalloy Prior Employer Contributions18

(79) Tennessee Rand Plan18

(80) Tennessee Rand Prior Employer Contributions18

(81) Transitional Contribution Participant18

(82) Transitional Employer Contributions18

(83) Trust18

(84) Trust Agreement18

(85) Trustee18

(86) Trust Fund18

(87) Valuation Date18

(88) Vested Interest19

(89) Vesting Service24

(90) Wayne Trail Plan26

(91) Wayne Trail Prior Employer Contributions26

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(92) Weartech Plan26

(93) Weartech Prior Matching Contributions26

(94) Wolf Plan27

(95) Wolf Prior Employer Contributions27

(96) Year of Eligibility Service27

(97) Year of Vesting Service28

1.2 Construction28

ARTICLE II - ELIGIBILITY AND MEMBERSHIP32

2.1 Eligible Employees32

2.2 Commencement of Membership33

2.3 Enrollment Pursuant to an Automatic Salary Reduction Agreement35

2.4 Duration of Membership36

2.5 Matching Contribution Participation37

2.6 Nonelective Contribution Participation38

2.7 Transitional Contribution Participation39

2.8 Re-Employed Employees40

2.9 Transferred Employees41

ARTICLE III - BEFORE-TAX, ROTH AND ROLLOVER CONTRIBUTIONS42

3.1 Amount of Contributions42

3.2 Payments to Trustee43

3.3 Changes in Contributions43

3.4 Suspension and Resumption of Contributions43

3.5 Excess Deferrals44

3.6 Excess Before-Tax Contributions45

3.7 Excess Matching Employer Contributions47

3.8 Monitoring Procedures48

3.9 Rollover Contributions50

3.10 Transfers of Assets to this Plan from Other Plans51

3.11 Catch-Up Contributions51

3.12 Classification of Article III Contributions52

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ARTICLE IV - EMPLOYER CONTRIBUTIONS53

4.1 Amount of Matching Employer Contributions53

4.2 Time of Matching Employer Contributions53

4.3 Allocation of Matching Employer Contributions53

4.4 Qualified Nonelective Contributions54

4.5 Allocation of Qualified Nonelective Contributions54

4.6 Nonelective Employer Contributions54

4.7 Allocation of Nonelective Employer Contributions55

4.8 Transitional Employer Contributions55

4.9 Allocation of Transitional Employer Contributions56

4.10 Return of Contributions to Employers56

4.11 Maximum Additions57

4.12 Definitions58

4.13 FSP and FSP Plus Contributions59

4.14 Classification of Article IV Contributions59

ARTICLE V - INVESTMENTS; ACCOUNTS; ESOP PROVISIONS; LOANS60

5.1 Investment Funds60

5.2 Account; Sub-Account60

5.3 Reports61

5.4 Valuation of Investment Funds61

5.5 Investment of Contributions/Liquidation62

5.6 ESOP Account and Non-ESOP Account64

5.7 Directions to Trustee64

5.8 Loans to Members64

5.9 Dividends on Holdings Stock69

ARTICLE VI - DISTRIBUTIONS70

6.1 Distributions70

6.2 Distributions on Death While an Employee70

6.3 Distributions on Employment Severance70

6.4 Distributions on Death after Employment Severance78

6.5 Distributions Pursuant to a QDRO78

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6.6 Latest Time of Distribution79

6.7 Withdrawals84

6.8 Effect of Five Consecutive 1-Year Breaks in Service on Vesting Service86

6.9 Transfers of Eligible Rollover Distributions87

6.10 Distribution of Holdings Stock88

6.11 Transfers of Assets from this Plan to Other Plans89

6.12 Distributions to Certain Individuals Performing Military Service89

ARTICLE VII - ADMINISTRATION OF THE TRUST FUND90

7.1 The Trust Fund90

7.2 No Guarantee Against Loss90

7.3 Payment of Benefits91

7.4 No Diversion of Trust Fund91

ARTICLE VIII - COMMITTEES92

8.1 Composition of Committees92

8.2 Certification of Members92

8.3 Formalities of Committee Action92

8.4 Administrative Committee Rules/Actions93

8.5 Functions and Duties of Administrative Committee93

8.6 Reliance on Records94

8.7 Revocability of Administrative Committee Action94

8.8 Responsibilities of Investment Committee95

8.9 Compensation and Expenses95

ARTICLE IX - CLAIMS PROCEDURES96

9.1 Method of Filing Claim96

9.2 Notification to Claimant96

9.3 Review Procedure96

9.4 Disability Claims and Review Procedure for Former Weartech, Rimrock, Wolf, Pro-Systems and Tennessee Rand Plan Participants97

ARTICLE X - ADMINISTRATION OF THE PLAN AND FIDUCIARY RESPONSIBILITIES103

10.1 Responsibility for Administration103

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10.2 Named Fiduciaries103

10.3 Delegation of Fiduciary Responsibilities103

10.4 Immunities103

10.5 Limitation on Exculpatory Provisions104

ARTICLE XI - MISCELLANEOUS105

11.1 Spendthrift Provisions105

11.2 Facility of Payment105

11.3 No Enlargement of Employment Rights105

11.4 Merger or Transfer of Assets106

11.5 Action by Company106

11.6 Severability Provision106

11.7 Correction of Errors106

11.8 Military Service106

11.9 Recovery of Overpayments107

11.10 Limitations on Investments and Transactions/Conversions107

11.11 Electronic Media108

11.12 Recipients Who Cannot Be Located108

ARTICLE XII - OTHER EMPLOYERS109

12.1 Adoption by Other Employers109

12.2 Costs and Expenses109

12.3 Withdrawal of Employer110

ARTICLE XIII - AMENDMENT OR TERMINATION111

13.1 Right to Amend or Terminate111

13.2 Procedure for Termination or Amendment111

13.3 Distribution Upon Termination111

13.4 Amendment Changing Vesting Schedule111

13.5 Nonforfeitable Amounts112

13.6 Prohibition on Decreasing Accrued Benefits112

ARTICLE XIV - RULES REGARDING HOLDINGS STOCK113

14.1 Voting Holdings Stock113

14.2 Sale of Holdings Stock113

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14.3 Tender Offer for Holdings Stock113

ARTICLE XV - TOP-HEAVY PLAN REQUIREMENTS115

15.1 Definitions115

(1) Aggregation Group115

(2) Compensation115

(3) Defined Benefit Plan115

(4) Defined Contribution Plan115

(5) Determination Date115

(6) Former Key Employee115

(7) Key Employee115

(8) Non-Key Employee115

(9) Permissive Aggregation Group115

(10) Required Aggregation Group116

(11) Top-Heavy Account Balance116

(12) Top-Heavy Group116

(13) Top-Heavy Plan116

15.2 Determination of Top-Heavy Status117

15.3 Top-Heavy Plan Requirements117

15.4 Minimum Vesting Requirement117

15.5 Minimum Contribution Requirement118

15.6 Coordination With Other Plans119

ARTICLE XVI - SUSPENSE ACCOUNT120

16.1 Transferred Assets; Qualified Replacement Plan120

16.2 Suspense Account120

16.3 Allocation Period120

16.4 Minimum Allocation Amount121

16.5 Coordination with Section 415 Limitation122

16.6 Unallocated Amounts at Termination122

16.7 Investment of Suspense Account123

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THE LINCOLN ELECTRIC COMPANY

EMPLOYEE SAVINGS PLAN

The Lincoln Electric Company, an Ohio corporation, hereby amends and restates this profit sharing plan known as The Lincoln Electric Company Employee Savings Plan (the “Plan”), effective as of April 25, 2022, except for any provision with a different effective date provided herein.  The Plan was originally effective as of November 1, 1994.

Plan History

The Lincoln Electric Company previously sponsored The Lincoln Electric Company Employee Stock Ownership Plan (the “Prior ESOP”).  On July 1, 1997, the Prior ESOP was merged into the Plan and all participant accounts in the Prior ESOP were transferred to the Plan.  These assets are reflected in the Prior ESOP Contributions Sub-Account under the Plan.

Effective December 20, 2001, the Plan was amended to provide that the “Holdings Stock Fund” was intended to be a stock bonus plan as defined in Treasury Regulation Section 1.401-1(b)(1)(iii) and a non-leveraged employee stock ownership plan satisfying the requirements of sections 401(a), 409(e), (h) and (o), and 4975(e)(7) of the Code.  Notwithstanding the foregoing, the Prior ESOP Contributions Sub-Account held under the Plan will continue to reflect only amounts relating to the Prior ESOP.

Effective as of August 29, 2016, pursuant to an Instrument of Merger entered into by The Lincoln Electric Company and Weartech International, Inc., the Weartech International, Inc. 401(k) Plan (the “Weartech Plan”) was merged with and into the Plan and all accounts held under the Weartech Plan were transferred to the Plan.

Effective as of August 1, 2017, pursuant to an Instrument of Merger entered into by The Lincoln Electric Company and J.W. Harris Co., Inc., the J.W. Harris Co., Inc. Profit Sharing/ 401(k) Plan (the “Harris Plan”) was merged with and into the Plan and all accounts held under the Harris Plan were transferred to the Plan.

Effective January 1, 2019, the Plan was amended to divide the Holdings Stock Fund into (1) the “ESOP Holdings Stock Sub-Fund” which is intended to be a stock bonus plan as defined in Treasury Regulation Section 1.401-1(b)(1)(iii) and a non-leveraged employee stock ownership plan satisfying the requirements of sections 401(a), 409(e), (h) and (o), and 4975(e)(7) of the Code and (2) the “Non-ESOP Holdings Stock Sub-Fund” which is intended to be a stock bonus plan as

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defined in Treasury Regulation Section 1.401-1(b)(1)(iii).

Effective as of the close of business on December 31, 2019, pursuant to an Instrument of Merger entered into by The Lincoln Electric Company, Wolf Robotics, LLC and Rimrock Corporation, the Wolf Robotics, LLC 401(k) Retirement Savings Plan (the “Wolf Plan”) and the Rimrock Corporation 401(k) Retirement Savings Plan (the “Rimrock Plan”) were merged with and into the Plan and all accounts held under the Wolf Plan and the Rimrock Plan were transferred to the Plan.

Effective as of January 1, 2020, the following entities were consolidated with and into The Lincoln Electric Company: Arc Products, Inc.; Baker Industries, Inc.; Kaliburn, Inc.; and Lincoln Electric Cutting System, Inc. Prior to January 1, 2020, Baker Industries, Inc., Kaliburn, Inc. and Lincoln Electric Cutting System, Inc. were separate participating Employers under the Plan. Effective as of January 1, 2021, the following entities were consolidated with and into Wayne Trail Technologies, Inc., which was renamed as Lincoln Electric Automation, Inc.: Coldwater Machine Company, LLC; Pro-Systems, LLC; Rimrock Corporation; Tennessee Rand, Inc.; Vizient Manufacturing Solutions, Inc.; and Wolf Robotics, LLC. Prior to January 1, 2021, Coldwater Machine Company, LLC, Pro-Systems, LLC, Rimrock Corporation, Vizient Manufacturing Solutions, Inc. and Wolf Robotics, LLC were separate participating Employers under the Plan.

Effective as of January 15, 2021, pursuant to an Instrument of Merger entered into by The Lincoln Electric Company and Lincoln Electric Automation, Inc. (as successor to Pro-Systems, LLC), the Pro-Systems, LLC 401(k) Plan (the “Pro-Systems Plan”) was merged with and into the Plan and all accounts held under the Pro-Systems Plan were transferred to the Plan.

Effective as of April 25, 2022, pursuant to an Instrument of Merger entered into by The Lincoln Electric Company and Techalloy, Inc., the Techalloy, Inc. Employee Savings Plan (the “Techalloy Plan”), will merge with and into the Plan and all accounts held under the Techalloy Plan, will be transferred to the Plan.

Effective as of April 29, 2022, pursuant to an Instrument of Merger entered into by The Lincoln Electric Company and Lincoln Electric Automation, Inc. (as successor to Tennessee Rand, Inc.), the Tennessee Rand, Inc. 401(k) Plan (the “Tennessee Rand Plan”), will merge with and into the Plan and all accounts held under Tennessee Rand Plan will be transferred to the Plan.

Effective as of May 2, 2022, pursuant to an Instrument of Merger entered into by The Lincoln Electric Company and Lincoln Electric Automation, Inc. (as successor to Wayne Trail

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Technologies, Inc.), the Wayne Trail Technologies 401(k) and Profit Sharing Plan (the “Wayne Trail Plan”) will merge with and into the Plan and all accounts held under the Wayne Trail Plan will be transferred to the Plan.

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ARTICLE I -DEFINITIONS AND CONSTRUCTION

1.1Definitions.  The following terms when used in the Plan and the Trust Agreement with initial capital letters, unless the context clearly indicates otherwise, shall have the following respective meanings:
(1)Account and Sub-Account:  See Section 5.2.  A Member’s Account shall be divided into (a) an ESOP Account and (b) a Non-ESOP Account.
(2)Administrative Committee or Committee:  The committee provided for in Section 8.1, which shall have the functions and duties specified in Section 8.5.
(3)Administrator or Plan Administrator:  The Administrator of the Plan, as defined in section 3(16)(A) of ERISA and section 414(g) of the Code, shall be the Company, which may delegate all or any part of its powers, duties and authorities in such capacity (without ceasing to be the Administrator of the Plan) as hereinafter provided.
(4)Automatic Salary Reduction Agreement:  An arrangement under the Plan which an Employee is deemed to have entered into and pursuant to which the Employee is deemed to have agreed to reduce, or forgo an increase in, his Base Compensation and his Employer agrees to contribute to the Trust the amount so reduced or foregone as a Before-Tax Contribution.
(5)Base Compensation:  The regular salary and/or wages and overtime, commissions, vacation pay, shift and incentive premiums and regular pay adjustments paid to an Employee by the Employers, specifically excluding, however, Bonus Compensation, reimbursed expenses and other special payments.  Unless otherwise indicated herein, an Employee’s Base Compensation shall be calculated prior to any reduction thereof made pursuant to a Salary Reduction Agreement or an Automatic Salary Reduction Agreement, as applicable, under the Plan, pursuant to any agreement under section 125 of the Code or as a result of “deemed 125 compensation” within the meaning of Revenue Ruling 2002-27.  The term “Base Compensation” shall not include any differential wage payments (within the meaning of section 3401(h)(2) of the Code) made to an Employee by the Employers.
(6)Before-Tax Contributions:  The contributions made pursuant to Section 3.1 of the Plan, elective deferral contributions made to the Weartech Plan on behalf of Former Weartech Plan Participants, elective deferral contributions made to the Harris Plan on behalf of Former Harris Plan Participants, elective deferral contributions made to the Rimrock Plan on behalf of

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Former Rimrock Plan Participants, elective deferral contributions made to the Wolf Plan on behalf of Former Wolf Plan Participants, elective deferral contributions made to the Pro-Systems Plan on behalf of Former Pro-Systems Plan Participants, elective deferral contributions made to the Techalloy Plan on behalf of Former Techalloy Plan Participants, elective deferral contributions made to the Tennessee Rand Plan on behalf of Former Tennessee Rand Plan Participants, and elective deferral contributions made to the Wayne Trail Plan on behalf of Former Wayne Trail Plan Participants, in each case excluding Roth Contributions.  Except as otherwise specifically provided in the Plan, the term “Before-Tax Contributions” when used herein shall include all Catch-Up Before-Tax Contributions, as defined in Section 3.11.
(7)Beneficiary:  A Member’s Death Beneficiary or any other person who, after the death of a Member, is entitled to receive any benefit payable with respect to such Member.
(8)Board:  The Board of Directors of the Company.
(9)Bonus Compensation:  Bonuses paid to an Employee by the Employers in connection with an Employer’s or the Employers’ regular incentive compensation program, excluding special payments such as signing bonuses, retention bonuses and other similar payments, and excluding amounts that are paid after the end of the pay period in which the effective date of an Employee’s termination of employment occurs.  Unless otherwise indicated herein, an Employee’s Bonus Compensation shall be calculated prior to any reduction thereof made pursuant to a Salary Reduction Agreement under the Plan, pursuant to any agreement under section 125 of the Code or as a result of “deemed 125 compensation” within the meaning of Revenue Ruling 2002-27.
(10)Break in Service and 1-Year Break in Service:  An Employee incurs a Break in Service on his Employment Severance Date and a 1-Year Break in Service if he fails to perform an Hour of Service for a Controlled Group Member during the 12-month period beginning on such Employment Severance Date; provided, however, that an Employee whose Employment Severance occurs by reason of his resignation, retirement or discharge shall not incur a Break in Service (or a 1-Year Break in Service) if during the 12-month period commencing with his Employment Severance Date (or, if such Employment Severance occurs during a period of absence referred to in Section 1.1(26)(b), during the 12 month period commencing with the first day of such period of absence) he performs an Hour of Service for a Controlled Group Member.  If an Employee is absent from work (a) by reason of the pregnancy of the Employee, (b) by reason of

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the birth of a child of the Employee, (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (d) for purposes of caring for a child for a period beginning immediately following the birth or placement of such child, such Employee shall not, solely by reason of such absence, be considered to have incurred a Break in Service until the expiration of the consecutive 24-month period commencing on the first day of such absence and shall incur a 1-Year Break in Service if he does not perform an Hour of Service during the 12-month period immediately following such 24-month period.  With respect to a Former Weartech Plan Participant, for periods prior to August 29, 2016, the term “Break in Service” shall mean “Break in Vesting Service” (as defined in the Weartech Plan). With respect to a Former Pro-Systems Plan Participant, for periods prior to January 15, 2021, the term “Break In Service” shall mean “Break in Service” (as defined in the Pro-Systems Plan for vesting purposes). With respect to a Former Techalloy Plan Participant, for periods prior to April 25, 2022, the term “Break In Service” shall mean “One-Year Break in Service” (as defined in the Techalloy Plan for vesting purposes). With respect to a Former Tennessee Rand Plan Participant, for periods prior to April 29, 2022, the term “Break In Service” shall mean “1-Year Break in Service” (as defined in the Tennessee Rand Plan for vesting purposes). With respect to a Former Wayne Trail Plan Participant, for periods prior to May 2, 2022, the term “Break In Service” shall mean “One-Year Break in Service” (as defined in the Wayne Trail Plan for vesting purposes).
(11)Code:  The Internal Revenue Code of 1986, as it has been and may be amended from time to time.
(12)Company:  The Lincoln Electric Company, an Ohio corporation.
(13)Compensation:
(a)The total Base Compensation and Bonus Compensation paid to an Employee by the Employers.
(b)Notwithstanding the foregoing, Compensation of an Employee taken into account for any purpose for any Plan Year shall not exceed $200,000 (as adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code).
(14)Controlled Group:  The Employers and any and all other corporations, trades and/or businesses, the employees of which together with Employees of an Employer are required by section 414 of the Code to be treated as if they were employed by a single employer.

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(15)Controlled Group Member:  Each corporation or unincorporated trade or business that is or was a member of the Controlled Group, but only during such period as it is or was such a member of the Controlled Group.
(16)Covered Employee:  An Employee of an Employer, excluding, however, (a) any “leased employee” (as defined in Section 1.1(21)) of an Employer, (b) any Disabled Employee and (c) any Employee classified by an Employer as either an intern or a Co-Op Employee.
(17)Death Beneficiary:  A Member’s Spouse or, if he has no Spouse or if his Spouse consents (in the manner hereinafter described in this Subsection) to the designation hereinafter provided for in this Subsection, such person or persons other than, or in addition to, his Spouse as may be designated by a Member as his Death Beneficiary under the Plan.  Such a designation may be made, revoked or changed only by an instrument (in form acceptable to the Committee) that is signed by the Member, that, if he has a Spouse, includes his Spouse’s written consent to the action to be taken pursuant to such instrument (unless such action results in the Spouse being named as the Member’s sole Death Beneficiary), and that is filed with the Committee before the Member’s death.  A Spouse’s consent required by this Subsection shall be signed by the Spouse, shall acknowledge the effect of such consent, shall be witnessed by any person designated by the Committee as a Plan representative or by a notary public and shall be effective only with respect to such Spouse.  At any time when all the persons designated by the Member as his Death Beneficiary have ceased to exist or if the Member has not made an effective Death Beneficiary designation pursuant to this Subsection, his Death Beneficiary shall be his Spouse or, if he does not then have a Spouse, his estate.  Any designation of a Death Beneficiary made by a Former Rimrock Plan Participant or Former Wolf Plan Participant pursuant to the Rimrock Plan or Wolf Plan, as applicable, shall be cancelled as of the close of business on December 31, 2019.  Any designation of a Death Beneficiary made by a Former Pro-Systems Plan Participant pursuant to the Pro-Systems Plan shall be cancelled as of January 15, 2021. Any designation of a Death Beneficiary made by a Former Techalloy Plan Participant pursuant to the Techalloy Plan shall be cancelled as of April 25, 2022. Any designation of a Death Beneficiary made by a Former Tennessee Rand Plan Participant pursuant to the Tennessee Rand Plan shall be cancelled as of April 29, 2022. Any designation of a Death Beneficiary made by a Former Wayne Trail Plan Participant pursuant to the Wayne Trail Plan shall be cancelled as of May 2, 2022.

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(18)Disability:  In the case of a Member who is a Former Weartech Plan Participant, a Former Pro-Systems Plan Participant or a Former Tennessee Rand Plan Participant, Disability means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than twelve months. In the case of a Member who is a Former Rimrock Plan Participant or a Former Wolf Plan Participant, Disability means the Member suffers from a medically determinable physical or mental impairment that may be expected to result in death or to last for a continuous period of not less than twelve months and that renders him incapable of performing his duties. The permanence and degree of such impairment of a Former Weartech Plan Participant, Former Rimrock Plan Participant, Former Wolf Plan Participant, Former Pro-Systems Plan Participant or Former Tennessee Rand Plan Participant must be supported by medical evidence satisfactory to the Administrative Committee. In the case of all other Members, a Member shall be considered to have incurred a Disability if he is eligible for and receives disability insurance benefits under the Federal Social Security Act.  A Former Weartech Plan Participant, Former Rimrock Plan Participant, Former Wolf Plan Participant, Former Pro-Systems Plan Participant or Former Tennessee Rand Plan Participant who is eligible for and receives disability insurance benefits under the Federal Social Security Act shall be deemed to have incurred a Disability.  A Member who incurs a Disability is “Disabled”.
(19)Eligible Employee:  An Employee who is eligible to have his Employer make Before-Tax Contributions and Roth Contributions for him to the Trust as provided in Article II of the Plan.
(20)Eligible Rollover Distribution:  Any distribution of all or any portion of the balance to the credit of the distributee, except (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more, (b) any distribution to the extent the distribution is required under section 401(a)(9) of the Code, (c) the portion of any distribution that consists of after-tax employee contributions (other than a distribution from a designated Roth account (as defined in section 402A of the Code)), (d) any distribution that is made upon hardship of the Employee and (e) such other amounts specified in Treasury regulations

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or Internal Revenue Service rulings, notices or announcements issued under section 402(c) of the Code.
(21)Employee:  An employee of a Controlled Group Member and, to the extent required by section 414(n) of the Code, any person who is a “leased employee” of a Controlled Group Member.  For purposes of this Subsection, a “leased employee” means any person who, pursuant to an agreement between a Controlled Group Member and any other person (“leasing organization”), has performed services for the Controlled Group Member on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction and control of the Controlled Group Member. Contributions or benefits provided a leased employee by the leasing organization that are attributable to services performed for a Controlled Group Member will be treated as provided by the Controlled Group Member.  A leased employee will not be considered an Employee of a Controlled Group Member, however, if (a) leased employees do not constitute more than 20 percent of the Controlled Group Member’s nonhighly compensated work force (within the meaning of section 414(n)(5)(C)(ii) of the Code) and (b) such leased employee is covered by a money purchase pension plan maintained by the leasing organization that provides (i) a nonintegrated employer contribution rate of at least 10 percent of compensation (including amounts contributed pursuant to a salary reduction agreement that are excludable from the leased employee’s gross income under section 125, section 402(e)(3), section 402(h) or section 403(b) of the Code), (ii) immediate participation, and (iii) full and immediate vesting.  The term “Employee” shall not include (a) any person rendering services solely as a director, (b) any person who is classified by the Employer or a Controlled Group Member as an independent contractor, or (c) any person who is a nonresident alien and who receives no earned income (within the meaning of section 911(b) of the Code) from the Employer or a Controlled Group Member that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code).
(22)Employer:  The Company and any other Controlled Group Member adopting the Plan pursuant to Article XII.
(23)Employer Contributions:  Matching Employer Contributions as described in Section 4.1 (and in any Instrument of Adoption), Qualified Nonelective Contributions as described in Section 4.4, Nonelective Employer Contributions as described in Section 4.6, Transitional

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Employer Contributions as described in Section 4.8 or FSP Contributions and FSP Plus Contributions as described in Section 4.13.
(24)Employment:  An Employee’s Employment shall equal the total aggregate periods of his regular, full-time employment with an Employer. Periods of Employment are aggregated on the basis that one calendar month of Employment equals one month and each additional 30 days of Employment equals one month. Notwithstanding the foregoing, (a) periods of employment with Vernon Tool Co., LTD prior to November 30, 2007, shall not be treated as Employment for any purpose under the Plan; (b) in the case of an Employee who was employed by Kaliburn, Inc. prior to January 1, 2020, Employment shall include periods of employment with ITT Corporation prior to November 14, 2012, provided that such Employee was an “Employee” (as defined in the Plan) on November 14, 2012; (c) in the case of a Former Weartech Plan Participant who is an Employee on August 29, 2016, Employment shall include periods of regular, full-time employment with Weartech International, Inc. prior to August 29, 2016; (d) in the case of a Former Harris Plan Participant who is an Employee on August 1, 2017, Employment shall include periods of regular, full-time employment with J.W. Harris Co., Inc. prior to August 1, 2017; and (e) Employment shall include periods of full-time employment with the Employer while the Employee is classified by the Employer as on unpaid temporary furlough.
(25)Employment Commencement Date:  The date on which an Employee first performs an Hour of Service for a Controlled Group Member.
(26)Employment Severance and Employment Severance Date:  An Employment Severance occurs on the earlier of (a) the date on which an Employee’s employment with the Controlled Group is terminated because of death, resignation, retirement or discharge or (b) the first anniversary of the first day of a period in which the Employee remains absent from employment (with or without pay) with the Controlled Group for any reason other than death, resignation, retirement or discharge; and the date on which an Employee’s Employment Severance occurs shall be referred to as his Employment Severance Date.
(27)Enrollment Date:  The first day of each month; provided, however, that in any case where pursuant to Section 3.1(1) the Administrative Committee has provided for separate elections to reduce Base Compensation and Bonus Compensation, “Enrollment Date” with respect to Bonus Compensation shall mean the date designated by the Administrative Committee, which date shall not be later than the day before the date that such Bonus Compensation is determined.

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(28)ERISA:  The Employee Retirement Income Security Act of 1974, as amended.
(29)ESOP Account:  The ESOP Holdings Stock Sub-Fund which is intended to be a stock bonus plan as defined in Treasury Regulation Section 1.401-1(b)(1)(iii) and a non-leveraged employee stock ownership plan satisfying the requirements of sections 401(a), 409(e), (h) and (o), and 4975(e)(7) of the Code.  The ESOP Account shall consist of the following amounts, plus allocated earnings thereto: (a) amounts invested in the Holdings Stock Fund prior to January 1, 2019 and not thereafter transferred to an Investment Fund other than the Holdings Stock Fund; (b) amounts invested in the Holdings Stock Fund from any of the following Sub-Accounts at any time: (i) Rollover Contributions; (ii) Prior ESOP Contributions; (iii) FSP Contributions; (iv) FSP Plus Contributions; (v) Weartech Prior Matching Contributions or (vi) Harris Prior Employer Contributions; (c) solely to the extent designated in any applicable Instrument of Merger or similar document, amounts invested in the Holdings Stock Fund from amounts transferred to the Plan on behalf of a Member from another qualified plan pursuant to Section 3.10 hereof for the current Plan Year; (d) amounts annually transferred from the Non-ESOP Holdings Stock Sub-Fund and the Non-ESOP Account in accordance with Section 5.6; and (e) amounts transferred by a Member from an Investment Fund other than the Holdings Stock Fund to the Holdings Stock Fund pursuant to Section 5.5(2) at any time after the Plan Year in which the contribution to which the amount is attributable was made to the Plan.
(30)Former Harris Plan Participant.  Any person who immediately prior to the effective time of the merger of the Harris Plan into this Plan had amounts held on his behalf in one or more accounts maintained under the Harris Plan.
(31)Former Pro-Systems Plan Participant.  Any person who immediately prior to the effective time of the merger of the Pro-Systems Plan into this Plan had amounts held on his behalf in one or more accounts maintained under the Pro-Systems Plan.
(32)Former Rimrock Plan Participant:  Any person who immediately prior to the effective time of the merger of the Rimrock Plan into this Plan had amounts held on his behalf in one or more accounts maintained under the Rimrock Plan.
(33)Former Techalloy Plan Participant.  Any person who immediately prior to the effective time of the merger of the Techalloy Plan into this Plan had amounts held on his behalf in one or more accounts maintained under the Techalloy Plan.

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(34)Former Tennessee Rand Plan Participant.  Any person who immediately prior to the effective time of the merger of the Tennessee Rand Plan into this Plan had amounts held on his behalf in one or more accounts maintained under the Tennessee Rand Plan.
(35)Former Wayne Trail Plan Participant.  Any person who immediately prior to the effective time of the merger of the Wayne Trail Plan into this Plan had amounts held on his behalf in one or more accounts maintained under the Wayne Trail Plan.
(36)Former Weartech Plan Participant:  Any person who immediately prior to the effective time of the merger of the Weartech Plan into this Plan had amounts held on his behalf in one or more accounts maintained under the Weartech Plan.
(37)Former Wolf Plan Participant:  Any person who immediately prior to the effective time of the merger of the Wolf Plan into this Plan had amounts held on his behalf in one or more accounts maintained under the Wolf Plan.
(38)FSP Contributions:  Employer Contributions described in Section 4.13.
(39)FSP Participant or FSP Plus Participant:  An Employee who prior to January 1, 2017 was an “FSP Participant” or an “FSP Plus Participant” as such terms were defined under the Plan as in effect prior to January 1, 2017.
(40)Fiduciary:  Any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of the Trust Fund, (b) renders investment advice for fee or other compensation, direct or indirect, with respect to the Trust Fund, or has authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan or the Trust Fund.  The term “Fiduciary” shall also include any person to whom a Named Fiduciary delegates any of its or his fiduciary responsibilities hereunder in accordance with the provisions of the Plan or Trust Agreement.
(41)Hardship:  Financial need on the part of a Member on account of:
(a)expenses for (or necessary to obtain) medical care that would be deductible under section 213(d) of the Code (determined without regard to the limitations in section 213(a) of the Code);
(b)costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Member;

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(c)the payment of tuition and related educational fees and room and board expenses for up to the next 12 months of post-secondary education for the Member, his Spouse, children, or dependents (as defined in section 152 of the Code, and without regard to section 152(b)(1), (b)(2) or (d)(1)(B) of the Code);
(d)payments necessary to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member’s principal residence;
(e)payments for burial or funeral expenses for the Member’s deceased parent, Spouse, children or dependents (as defined in section 152 of the Code, and without regard to section 152(d)(1)(B) of the Code);
(f)expenses for the repair of damage to the Member’s principal residence that would qualify for the casualty deduction under section 165 of the Code (determined without regard to section 165(h)(5) of the Code and whether the loss exceeds 10% of adjusted gross income); or
(g)to the extent determined by the Administrative Committee, any other financial need that the Commissioner of Internal Revenue, through the publication of revenue rulings, notices and other documents of general applicability, may from time to time designate as a deemed immediate and heavy financial need.
(42)Harris Plan:  The J.W. Harris Co., Inc. Profit Sharing/401(k) Plan, as in effect immediately prior to its merger into the Plan effective as of August 1, 2017.
(43)Harris Prior Employer Contributions:  Matching employer contributions and nonelective employer contributions, if any, made to the Harris Plan on behalf of Former Harris Plan Participants who are not Employees on August 1, 2017.
(44)Highly Compensated Employee:
(a)For a particular Plan Year, any Employee (i) who, during the current or preceding Plan Year, was at any time a 5-percent owner (as such term is defined in section 416(i)(1) of the Code), or (ii) for the preceding Plan Year, received compensation from the Controlled Group in excess of the amount in effect for such Plan Year under section 414(q)(1)(B) of the Code.
(b)“Highly Compensated Employee” shall include a former Employee whose Employment with the Controlled Group terminated prior to the Plan Year and who was a

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Highly Compensated Employee for the Plan Year in which his employment terminated or for any Plan Year ending on or after his 55th birthday.
(c)For purposes of this Subsection, the term “compensation” shall mean an Employee’s compensation under Section 4.11(3).
(45)Holdings Stock:  Stock that constitutes “qualifying employer securities,” including voting or non-voting common stock of Lincoln Electric Holdings, Inc.  The term “qualifying employer securities,” as defined in section 409(l) of the Code, means common stock issued by the Employer (or by a Controlled Group Member) which is readily tradable on an established securities market. If there is no common stock which meets the requirements of the previous sentence, the term “employer securities” means common stock issued by the Employer (or by a Controlled Group Member) having a combination of voting power and dividend rights equal to or in excess of (i) that class of common stock of the Employer (or of any such Controlled Group Member) having the greatest voting power, and (ii) that class of common stock of the Employer (or of any such Controlled Group Member) having the greatest dividend rights.
(46)Holdings Stock Fund:  The Investment Funds within the Trust in which are held Holdings Stock allocated to a Member’s Account (or Sub-Account).  The Holdings Stock Fund is divided into (a) the ESOP Holdings Stock Sub-Fund which is intended to be invested primarily in Holdings Stock and (b) the Non-ESOP Holdings Stock Sub-Fund.
(47)Hour of Service:
(a)For all purposes other than determining whether an Employee has been credited with a Year of Eligibility Service, an “Hour of Service” shall mean an hour for which an Employee is paid, or entitled to payment, by one or more Controlled Group Members for the performance of duties as an Employee.
(b)For purposes of determining whether an Employee has been credited with a Year of Eligibility Service, an “Hour of Service” shall mean:
(i)Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for a Controlled Group Member. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed;
(ii)Each hour for which an Employee is paid, or entitled to payment, by a Controlled Group Member on account of a period of time during which no duties

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are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. Hours under this subparagraph shall be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations, which are incorporated herein by this reference; and
(iii)Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Controlled Group Member.  The same Hours of Service shall not be credited both under subparagraph (i) or (ii) above, as the case may be, and under this subparagraph (iii). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains, rather than the computation period in which the award, agreement, or payment is made.

Notwithstanding the foregoing, for purposes of determining whether an Employee has been credited with a Year of Eligibility Service, an Employee who is classified by the Employer as on unpaid temporary furlough shall be credited with the Hours of Service with which a similarly-situated Employee would normally have been credited if such furlough had not occurred, as determined in accordance with reasonable procedures adopted from time to time by the Committee.

(48)Instrument of Adoption:  The instrument referred to in Section 12.1.
(49)Investment Committee:  The committee provided for in Section 8.1 which shall have the responsibilities specified in Section 8.8.
(50)Investment Funds:  Any of the investment funds established by the Investment Committee under Section 5.1.
(51)Matching Contribution Participant:  An Employee who has become and continues to be a Matching Contribution Participant in accordance with the provisions of Article II.
(52)Matching Employer Contributions:  The contributions made pursuant to Section 4.1 of the Plan (or pursuant to any Instrument of Adoption), employer matching contributions made to the Weartech Plan on behalf of Former Weartech Plan Participants who were Employees on August 29, 2016, matching employer contributions made to the Harris Plan on behalf of Former

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Harris Plan Participants who were Employees on August 1, 2017, matching employer contributions made to the Rimrock Plan on behalf of Former Rimrock Plan Participants who were employees of Rimrock Corporation on January 1, 2020, matching employer contributions made to the Wolf Plan on behalf of Former Wolf Plan Participants who were employees of Wolf Robotics, LLC on January 1, 2020, qualified matching contributions made pursuant to the Rimrock Plan on behalf of Former Rimrock Plan Participants or the Wolf Plan on behalf of Former Wolf Plan Participants, matching employer contributions made to the Pro-Systems Plan on behalf of Former Pro-Systems Plan Participants who (A) were employed by Pro-Systems, LLC on December 31, 2019 or (B) are employees of Lincoln Electric Automation, Inc. (the successor to Pro-Systems, LLC) on January 15, 2021, matching employer contributions made to the Techalloy Plan on behalf of Former Techalloy Plan Participants who (A) were employed by Arc Products, Inc. on December 31, 2019 or (B) are employees of The Lincoln Electric Company (the successor to Arc Products, Inc.) on April 25, 2022, matching employer contributions made to the Tennessee Rand Plan on behalf of Former Tennessee Rand Plan Participants who (A) were employed by Tennessee Rand, Inc. on December 31, 2020 or (B) are employees of Lincoln Electric Automation, Inc. (the successor to Tennessee Rand, Inc.) on April 29, 2022, and matching employer contributions made to the Wayne Trail Plan on behalf of Former Wayne Trail Plan Participants who (A) were employed by Wayne Trail Technologies, Inc. on December 31, 2019 or (B) are employees of Lincoln Electric Automation, Inc. (the successor to Wayne Trail Technologies, Inc.) on May 2, 2022.
(53)Matching Employer Contribution Percentage:  One hundred (100) percent or such other percentage applicable to a particular Employer’s employees (or group of employees) as approved by the Administrative Committee and specified in the Employer’s Instrument of Adoption.  The applicable Matching Employer Contribution Percentage shall be applied as provided in Section 4.1 (or the Employer’s Instrument of Adoption) against Before-Tax Contributions and Roth Contributions made for a Plan Year that are not in excess of the percentage of Compensation specified in Section 4.1 or in the Employer’s Instrument of Adoption.  Except as otherwise specifically provided in the Plan or an Instrument of Adoption, if an Employer’s Instrument of Adoption does not specify a Matching Employer Contribution Percentage, the applicable percentage shall be one hundred (100) percent.

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(54)Member:  An Employee who has become and continues to be a Member of the Plan in accordance with the provisions of Article II.
(55)Named Fiduciaries:  The persons designated in or pursuant to Section 10.2.
(56)Nonelective Contribution Participant: An Employee who has become and continues to be a Nonelective Contribution Participant in accordance with the provisions of Article II.
(57)Nonelective Employer Contributions: The contributions made pursuant to Section 4.6 of the Plan, nonelective employer contributions made to the Harris Plan on behalf of Former Harris Plan Participants who were Employees on August 1, 2017, nonelective employer contributions made to the Rimrock Plan on behalf of Former Rimrock Plan Participants who were employees of Rimrock Corporation on January 1, 2020, nonelective employer contributions made to the Wolf Plan on behalf of Former Wolf Plan Participants who were employees of Wolf Robotics, LLC on January 1, 2020, nonelective employer profit sharing contributions made to the Techalloy Plan on behalf of Former Techalloy Plan Participants who (A) were employed by Arc Products, Inc. on December 31, 2019 or (B) are employees of The Lincoln Electric Company (the successor to Arc Products, Inc.) on April 25, 2022, nonelective employer profit sharing contributions made to the Tennessee Rand Plan on behalf of Former Tennessee Rand Plan Participants who (A) were employed by Tennessee Rand, Inc. on December 31, 2020 or (B) are employees of Lincoln Electric Automation, Inc. (the successor to Tennessee Rand, Inc.) on April 29, 2022, and nonelective employer profit sharing contributions made to the Wayne Trail Plan on behalf of Former Wayne Trail Plan Participants who (A) were employed by Wayne Trail Technologies, Inc. on December 31, 2019 or (B) are employees of Lincoln Electric Automation, Inc. (the successor to Wayne Trail Technologies, Inc.) on May 2, 2022.
(58)Non-ESOP Account: The Non-ESOP Account shall consist of the following amounts, plus allocated earnings thereto: (a) Before-Tax Contributions, Roth Contributions, Matching Employer Contributions, Qualified Nonelective Contributions, Nonelective Employer Contributions and Transitional Employer Contributions, in each case that are made for the current Plan Year and invested in the Holdings Stock Fund; (b) all contributions invested in any Investment Fund other than the Holdings Stock Fund and (c) solely to the extent designated in any applicable Instrument of Merger or similar document, amounts transferred to the Plan on behalf of a Member from another qualified plan pursuant to Section 3.10 hereof; provided that the Non-

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ESOP Account shall not include any portion of such contributions that are transferred to the Member’s ESOP Account pursuant to Section 5.6 of the Plan.  In furtherance of, but without limiting the foregoing, the Non-ESOP Holdings Stock Sub-Fund, which is intended to be a stock bonus plan as defined in Treasury Regulation Section 1.401-1(b)(1)(iii), is also part of the Non-ESOP Account.
(59)Normal Retirement Date:  The date on which a Member attains age 60.
(60)Plan:  The Lincoln Electric Company Employee Savings Plan, the terms and provisions of which are herein set forth, as the same may be amended, supplemented or restated from time to time.  The Plan shall consist of two portions, the ESOP Account and the remainder of the Plan which is a profit sharing plan (with a portion consisting of a stock bonus plan).
(61)Plan Year:  A calendar year.
(62)Prior ESOP Contributions:  Amounts attributable to contributions, plus gains and losses thereon that were held prior to July 1, 1997 in The Lincoln Electric Company Employee Stock Ownership Plan, a frozen profit sharing plan which was merged into the Plan effective January 1, 1997.
(63)Pro-Systems Plan:  The Pro-Systems, LLC 401(k) Plan, as in effect immediately prior to its merger into the Plan effective as of January 15, 2021.
(64)Pro-Systems Prior Employer Contributions:  Matching employer contributions made to the Pro-Systems Plan on behalf of Former Pro-Systems Plan Participants who (A) are not employed by Lincoln Electric Automation, Inc. (as successor to Pro-Systems, LLC) on January 15, 2021 and (B) were not employed by Pro-Systems, LLC on December 31, 2019.
(65)Qualified Nonelective Contributions:  A contribution made by an Employer pursuant to Section 4.4 that (a) Members eligible to share therein may not elect to receive in cash until distribution from the Plan, (b) are nonforfeitable when made, (c) are distributable only in accordance with the distribution rules applicable to Before-Tax Contributions and (d) are paid to the Trust Fund during the Plan Year for which made or within the time following the close of such Plan Year that is prescribed by law for the filing by an Employer of its federal income tax return (including extensions thereof).  The term “Qualified Nonelective Contributions” shall also include qualified nonelective contributions made pursuant to similar provisions of the Rimrock Plan on behalf of Former Rimrock Plan Participants, of the Wolf Plan on behalf of Former Wolf Plan Participants or of the Wayne Trail Plan on behalf of Former Wayne Trail Plan Participants.

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(66)Reemployment Commencement Date:  The date following an Employee’s Break in Service on which he again performs an Hour of Service for a Controlled Group Member.
(67)Retirement Annuity Program:  The Lincoln Electric Company Retirement Annuity Program.
(68)Retirement Choice:  The choice provided by the Company in June 2006 to Employees who were Participating Members (as such term is defined in the Retirement Annuity Program) under the Retirement Annuity Program and certain Employees who were eligible to become Participating Members under the Retirement Annuity Program, with respect to the retirement benefits that would be earned by such Employees during their employment on and after July 16, 2006.  The choice given to an Employee described in the preceding sentence was to have his retirement benefit attributable to his employment on and after July 16, 2006 determined by (a) a continuation of the terms of the Retirement Annuity Program applicable to such Employee on July 15, 2006, or the terms of the Retirement Annuity Program that would have been applicable to the Employee if he had been a Participating Member in the Retirement Annuity Program on July 15, 2006, and FSP Contributions hereunder if he was eligible therefor prior to July 16, 2006 or would have been eligible therefor prior to July 16, 2006 if he had been a Participating Member in the Retirement Annuity Program on July 15, 2006, or (b) the RAP 1.25% Formula (as defined in the Retirement Annuity Program) under the Retirement Annuity Program and FSP Plus Contributions hereunder.  The election made pursuant to the choice described in this Section was irrevocable.
(69)Rimrock Plan: The Rimrock Corporation 401(k) Retirement Savings Plan, as in effect immediately prior to its merger into the Plan effective as of the close of business on December 31, 2019.
(70)Rimrock Prior Employer Contributions: Matching employer contributions and nonelective employer contributions, if any, made to the Rimrock Plan on behalf of Former Rimrock Plan Participants who were not employed by Rimrock Corporation on January 1, 2020.
(71)Rollover Contributions:  Cash or cash equivalents received and held by the Trustee pursuant to the provisions of Section 3.9, rollover contributions made to the Weartech Plan by Former Weartech Plan Participants, rollover contributions made to the Rimrock Plan by Former Rimrock Plan Participants, rollover contributions made to the Wolf Plan by Former Wolf Plan Participants, rollover contributions made to the Pro-Systems Plan by Former Pro-Systems Plan

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Participants, rollover contributions made to the Techalloy Plan by Former Techalloy Plan Participants, rollover contributions made to the Tennessee Rand Plan by Former Tennessee Rand Plan Participants, and rollover contributions made to the Wayne Trail Plan by Former Wayne Trail Plan Participants.
(72)Roth Contributions:  The contributions made pursuant to Section 3.1 of the Plan which the Member has irrevocably designated as being contributed in lieu of all or a portion of the Before-Tax Contributions that the Member is otherwise eligible to make under the Plan, and which are treated by the Company as includible in the Member’s gross income pursuant to section 402A of the Code at the time the Member would have received that amount in cash if the Member had not elected to make the contribution, and Roth contributions made pursuant to similar provisions of the Rimrock Plan on behalf of Former Rimrock Plan Participants, of the Wolf Plan on behalf of Former Wolf Plan Participants or of the Pro-Systems Plan on behalf of Former Pro-Systems Plan Participants.  Except as otherwise specifically provided in the Plan, the term “Roth Contributions” when used herein shall include all Catch-Up Roth Contributions, as defined in Section 3.11.
(73)Roth Rollover Contributions Sub-Account:  The portion of a Member’s Rollover Contributions Sub-Account that holds any amount received as a Rollover Contribution on the Member’s behalf from a designated Roth account, as defined in section 402A of the Code, plus allocated earnings thereto.
(74)Salary Reduction Agreement:  An arrangement made under the Plan pursuant to which an Employee agrees to reduce, or to forego an increase in, his Compensation and his Employer agrees to contribute to the Trust the amount so reduced or foregone as a Before-Tax Contribution and/or Roth Contribution.
(75)Self-Directed Investment Account:  A self-directed investment account, as described in Section 5.1, that is an Investment Fund within the Trust.
(76)Spouse:  The person to whom a Member is legally married at the specified time; provided, however, that a former Spouse may be treated as a Spouse or surviving Spouse to the extent required under the terms of a qualified domestic relations order (as defined in section 414(p) of the Code).
(77)Techalloy Plan:  The Techalloy, Inc. Employee Savings Plan, as in effect immediately prior to its merger into the Plan effective as of April 25, 2022.

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(78)Techalloy Prior Employer Contributions:  Matching employer contributions and nonelective employer profit sharing contributions made to the Techalloy Plan on behalf of Former Techalloy Plan Participants who (A) are not employed by The Lincoln Electric Company (as successor to Arc Products, Inc.) on April 25, 2022 and (B) were not employed by Arc Products, Inc. on December 31, 2019.
(79)Tennessee Rand Plan:  The Tennessee Rand, Inc. 401(k) Plan, as in effect immediately prior to its merger into the Plan effective as of April 29, 2022.
(80)Tennessee Rand Prior Employer Contributions:  Matching employer contributions and nonelective employer profit sharing contributions made to the Tennessee Rand Plan on behalf of Former Tennessee Rand Plan Participants who (A) are not employed by Lincoln Electric Automation, Inc. (as successor to Tennessee Rand, Inc.) on April 29, 2022 and (B) were not employed by Tennessee Rand, Inc. on December 31, 2020.
(81)Transitional Contribution Participant:  An Employee who has become and continues to be a Transitional Contribution Participant in accordance with the provisions of Article II.   Transitional Contribution Participants described in Section 2.7(1)(b)(i) are also referred to herein as a “Transitional RAP Participants,” and Transitional Contribution Participants described in Section 2.7(1)(b)(ii) are also referred to herein as “Transitional Kaliburn Participants.”
(82)Transitional Employer Contributions:  The contributions made pursuant to Section 4.8 of the Plan.
(83)Trust:  The trust created by the Trust Agreement and known as The Lincoln Electric Company Savings Plan Trust.
(84)Trust Agreement:  The Trust Agreement between the Company and the Trustee providing among other things for the Trust and the investment of the Trust Fund, as such Trust Agreement may be amended or restated from time to time, or any trust agreement superseding the same.  The Trust Agreement is hereby incorporated in the Plan by reference.
(85)Trustee:  The trustee or trustees under the Trust Agreement or its or their successor or successors in trust under such Trust Agreement.
(86)Trust Fund:  The trust estate held by the Trustee under the provisions of the Plan and the Trust Agreement, without distinction as to principal or income.
(87)Valuation Date:  Each day on which the New York Stock Exchange is open for trading.

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(88)Vested Interest:  The portion of a Member’s Account that has not previously been withdrawn by him or distributed to or for him and that –
(a) is derived from his Before-Tax Contributions, Roth Contributions, Rollover Contributions, Prior ESOP Contributions, Qualified Nonelective Contributions, Nonelective Employer Contributions and Transitional Employer Contributions and nonforfeitable at all times;
(b)is derived from Matching Employer Contributions and (i) in the case of a Member employed by the Company, Welding, Cutting, Tools & Accessories, LLC, J.W. Harris Co., Inc., Smart Force, LLC, Lincoln Global, Inc., and Lincoln Electric Automation, Inc. (but in the case of Members employed by J.W. Harris Co., Inc., Smart Force, LLC or the Seal Seat Division of Lincoln Global, Inc., only with respect to Members who are Employees on or after August 1, 2017 or who were Covered Employees prior to August 1, 2017 under the provisions of the Plan then in effect) is 100% nonforfeitable at all times, or (ii) in the case of all other Members is (A) 0% nonforfeitable prior to the Member’s completion of three Years of Vesting Service and (B) 100% nonforfeitable on and after the Member’s completion of three Years of Vesting Service; and
(c) is derived from FSP Contributions and FSP Plus Contributions and is (i) 0% nonforfeitable prior to the Member’s completion of three Years of Vesting Service and (ii) 100% nonforfeitable on and after the Member’s completion of three Years of Vesting Service, provided, however, that in the case of a Member who was an Employee on January 1, 2017, the portion of such Member’s Account that is derived from FSP Contributions and FSP Plus Contributions was 100% nonforfeitable on January 1, 2017.

Notwithstanding the foregoing, in the case of a Former Weartech Plan Participant who was an Employee on August 29, 2016, the portion of such Former Weartech Plan Participant’s Account that is derived from Matching Employer Contributions shall be 20% nonforfeitable on and after completion of two Years of Vesting Service and 100% nonforfeitable on and after completion of three Years of Vesting Service.  A Member whose Vested Interest is less than 100% nonforfeitable under the provisions of this Subsection shall nonetheless have a 100% nonforfeitable interest in his entire Account upon his attainment of age 60 while an Employee, upon his death while an Employee, upon

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his death while performing “qualified military service” (as defined in Section 11.8) and upon his incurrence of a Disability while an Employee.  Further notwithstanding the foregoing, but subject to Sections 6.3(7), 6.3(9), 6.3(10), 6.3(11) and 6.3(13), (A) in the case of a Former Weartech Plan Participant who was not an Employee on August 29, 2016, the portion of such Former Weartech Plan Participant’s Account that is derived from Weartech Prior Matching Contributions, (B) in the case of a Former Rimrock Plan Participant who was not employed by Rimrock Corporation on January 1, 2020, the portion of such Former Rimrock Plan Participant’s Account that is derived from Rimrock Prior Employer Contributions, (C) in the case of a Former Wolf Plan Participant who was not employed by Wolf Robotics, LLC on January 1, 2020, the portion of such Former Wolf Plan Participant’s Account that is derived from Wolf Prior Employer Contributions, (D) in the case of a Former Pro-Systems Plan Participant who (i) is not employed by Lincoln Electric Automation, Inc. (the successor to Pro-Systems, LLC) on January 15, 2021, and (ii) was not employed by Pro-Systems, LLC on December 31, 2019, the portion of such Former Pro-Systems Plan Participant’s Account that is derived from Pro-Systems Prior Employer Contributions, and (E) in the case of a Former Tennessee Rand Plan Participant who (i) is not employed by Lincoln Electric Automation, Inc. (the successor to Tennessee Rand, Inc.) on April 29, 2022, and (ii) was not employed by Tennessee Rand, Inc. on December 31, 2019, the portion of such Former Tennessee Rand Plan Participant’s Account that is derived from Tennessee Rand Prior Employer Contributions, shall be nonforfeitable in accordance with the following table based on his Years of Vesting Service at any particular time:

Years of Vesting Service

Percent of Weartech Prior Matching Contributions, Rimrock Prior Employer Contributions, Wolf Prior Employer Contributions, Pro-Systems Prior Employer Contributions or Tennessee Rand Prior Employer Contributions Nonforfeitable

Less than 2	0%
2 but less than 3	20%
3 but less than 4	40%
4 but less than 5	60%
5 but less than 6	80%

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6 or more	100%

Further notwithstanding the foregoing, in the case of a Former Rimrock Plan Participant or Former Wolf Plan Participant who was not employed by Rimrock Corporation or Wolf Robotics, LLC, as applicable, on January 1, 2020, but again becomes an Employee employed by such entity after January 1, 2020 (or by Lincoln Electric Automation, Inc., the successor to such entities, on or after January 1, 2021), the portion of such Employee’s Account that is derived from Rimrock Prior Employer Contributions or Wolf Prior Employer Contributions, and that has not previously become forfeited in accordance with Section 6.3, shall be 100% nonforfeitable on and after the date such individual again becomes employed by Rimrock Corporation or Wolf Robotics, LLC (or, on or after January 1, 2021, by Lincoln Electric Automation, Inc., the successor to such entities), as applicable. Further notwithstanding the foregoing, in the case of a Former Pro-Systems Plan Participant who (A) is not employed by Lincoln Electric Automation, Inc. (the successor to Pro-Systems, LLC), on January 15, 2021 and (B) was not employed by Pro-Systems, LLC on December 31, 2019, but again becomes an Employee employed by such entity after January 15, 2021, the portion of such Employee’s Account that is derived from Pro-Systems Prior Employer Contributions, and that has not previously become forfeited in accordance with Section 6.3, shall be 100% nonforfeitable on and after the date such individual again becomes employed by Lincoln Electric Automation, Inc. Further notwithstanding the foregoing, in the case of a Former Tennessee Rand Plan Participant who (A) is not employed by Lincoln Electric Automation, Inc. (the successor to Tennessee Rand, Inc.), on April 29, 2022, and (B) was not employed by Tennessee Rand, Inc. on December 31, 2020, but again becomes an Employee employed by Lincoln Electric Automation, Inc.  after April 29, 2022, the portion of such Employee’s Account that is derived from Tennessee Rand Prior Employer Contributions, and that has not previously become forfeited

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in accordance with Section 6.3, shall be 100% nonforfeitable on and after the date such individual again becomes employed by Lincoln Electric Automation, Inc.

Further notwithstanding the foregoing, but subject to Section 6.3(8), in the case of a Former Harris Plan Participant who was not an Employee on August 1, 2017, the portion of such Former Harris Plan Participant’s Account that is derived from Harris Prior Employer Contributions shall be 0% nonforfeitable prior to the Member’s completion of three Years of Vesting Service and 100% nonforfeitable on and after the Member’s completion of three Years of Vesting Service.

Further notwithstanding the foregoing, in the case of a Former Harris Plan Participant who was not an Employee on August 1, 2017, but again becomes an Employee employed by J.W. Harris Co., Inc. after August 1, 2017, the portion of such Employee’s Account that is derived from Harris Prior Employer Contributions, and that has not previously become forfeited in accordance with Section 6.3, shall be 100% nonforfeitable on and after the date such individual again becomes employed by J.W. Harris Co., Inc.

Further notwithstanding the foregoing, but subject to Section 6.3(12), in the case of a Former Techalloy Plan Participant who (i) is not employed by The Lincoln Electric Company (the successor to Arc Products, Inc.) on April 25, 2022, and (ii) was not employed by Arc Products, Inc. on December 31, 2019, the portion of such Former Techalloy Plan Participant’s Account that is derived from Techalloy Prior Employer Contributions shall be 0% nonforfeitable prior to the Member’s completion of three Years of Vesting Service and 100% nonforfeitable on and after the Member’s completion of three Years of Vesting Service. Further notwithstanding the foregoing, in the case of a Former Techalloy Plan Participant who (A) is not employed by The Lincoln Electric Company (the successor to Arc Products, Inc.), on April 25, 2022, and (B) was not employed by Arc Products, Inc. on December 31, 2019, but again becomes an Employee employed

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by The Lincoln Electric Company after April 25, 2022, the portion of such Employee’s Account that is derived from Techalloy Prior Employer Contributions, and that has not previously become forfeited in accordance with Section 6.3, shall be 100% nonforfeitable on and after the date such individual again becomes employed by the Lincoln Electric Company.

Further notwithstanding the foregoing, but subject to Section 6.3(14), in the case of a Former Wayne Trail Plan Participant who (i) is not employed by Lincoln Electric Automation, Inc. (the successor to Wayne Trail Technologies, Inc.) on May 2, 2022, and (ii) was not employed by Wayne Trail Technologies, Inc. on December 31, 2019, the portion of such Former Wayne Trail Plan Participant’s Account that is derived from Wayne Trail Prior Employer Contributions shall be 0% nonforfeitable prior to the Member’s completion of three Years of Vesting Service and 100% nonforfeitable on and after the Member’s completion of three Years of Vesting Service. Further notwithstanding the foregoing, in the case of a Former Wayne Trail Plan Participant who (A) is not employed by Lincoln Electric Automation, Inc. (the successor to Wayne Trail Technologies, Inc.), on May 2, 2022, and (B) was not employed by Wayne Trail Technologies, Inc. on December 31, 2019, but again becomes an Employee employed by Lincoln Electric Automation, Inc. after May 2, 2022, the portion of such Employee’s Account that is derived from Wayne Trail Prior Employer Contributions, and that has not previously become forfeited in accordance with Section 6.3, shall be 100% nonforfeitable on and after the date such individual again becomes employed by Lincoln Electric Automation, Inc.

Further notwithstanding the foregoing, in the case of a Member who was employed by Easom Automation Systems, Inc. on May 28, 2020, such Member’s Account shall be 100% nonforfeitable as of such date, and in the case of a Member who was employed by Weartech International, Inc. on June 10, 2020, such Member’s Account shall be 100% nonforfeitable as of such date.

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(89)Vesting Service:
(a)An Employee’s Vesting Service shall equal the total of his periods of employment with the Controlled Group beginning with his Employment Commencement Date or his Reemployment Commencement Date, if applicable, and ending on his next following Employment Severance Date, except that if an Employee whose Employment Severance occurs by reason of his resignation, retirement or discharge performs an Hour of Service for a Controlled Group Member during the 12 consecutive month period beginning on his Employment Severance Date, the period beginning on such Employment Severance Date and ending on the date on which he performs such Hour of Service shall be deemed to be employment with the Controlled Group; provided, however, that if such Employee’s Employment Severance occurs by reason of his resignation, retirement or discharge during a period of absence referred to in Section 1.1(26)(b), the period beginning on his Employment Severance Date and ending on the date on which he performs such Hour of Service shall not be deemed to be employment with the Controlled Group unless such Hour of Service is performed within 12 months of the date on which such period of absence commenced.
(b)Notwithstanding the foregoing paragraph (a), (i) in the case of any Employee (other than a Former Rimrock Plan Participant, Former Wolf Plan Participant, Former Pro-Systems Plan Participant, Former Techalloy Plan Participant or Former Tennessee Rand Plan Participant) who has a Break in Service and who does not have a nonforfeitable right to a benefit under the Plan, Years of Vesting Service before his Break in Service shall not be taken into account only if the number of his consecutive 1-Year Breaks in Service equals or exceeds the greater of five or the aggregate number of his Years of Vesting Service before his Break in Service; and such aggregate number of his Years of Vesting Service before his Break in Service shall not include any Years of Vesting Service not required to be taken into account under this paragraph by reason of any prior Break in Service, and (ii) an Employee shall not be credited with Vesting Service for any period after the termination of the Plan as to him.
(c)In determining the number of an Employee’s Years of Vesting Service, all periods of his employment with the Controlled Group (whether or not consecutive) counted as Vesting Service pursuant to this Subsection shall (subject to the provisions of Sections

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6.3 and 6.8) be aggregated on the basis that 365 days of such employment shall equal a Year of Vesting Service and that each additional 30 days of such employment shall equal one-twelfth of a Year of Vesting Service.
(d)Anything in the Plan to the contrary notwithstanding, an Employee shall be credited with such Vesting Service not otherwise credited to him under the Plan as may be required by applicable law.
(e)Further notwithstanding any other provision of the Plan to the contrary, (i) in the case of an Employee who was employed by Kaliburn, Inc. prior to January 1, 2020, Years of Vesting Service shall also include periods of employment with ITT Corporation prior to November 14, 2012, provided that such Employee was an “Employee” (as defined in the Plan) on November 14, 2012; (ii) with respect to any Former Weartech Plan Participant, (A) Years of Vesting Service shall include service credited for vesting purposes under the Weartech Plan as of December 31, 2015 (excluding any service that is disregarded under the terms of the Weartech Plan) and (B) for the Plan Year commencing January 1, 2016, Vesting Service shall be credited in accordance with Treasury Regulation section 1.410(a)-7(g); (iii) with respect to any Former Harris Plan Participant, Years of Vesting Service shall include service credited for vesting purposes under the Harris Plan immediately prior to August 1, 2017 (excluding any service that is disregarded under the terms of the Harris Plan); (iv) with respect to any Former Rimrock Plan Participant, Years of Vesting Service shall include service credited for vesting purposes under the Rimrock Plan immediately prior to January 1, 2020 (including vesting service counted as part of the purchase of ABB divisions by Rimrock Holdings for those employees transitioned from ABB to Rimrock Automation as of July 23, 2003 and for those employees transitioned from ABB to Wolf Robotics as of November 16, 2003, but excluding any service that is disregarded under the terms of the Rimrock Plan); (v) with respect to any Former Wolf Plan Participant, Years of Vesting Service shall include service credited for vesting purposes under the Wolf Plan immediately prior to January 1, 2020 (excluding any service that is disregarded under the terms of the Wolf Plan); (vi) with respect to any Former Pro-Systems Plan Participant, (A) Years of Vesting Service shall include service credited for vesting purposes under the Pro-Systems Plan immediately prior to January 15, 2021 (excluding any service that is disregarded under the terms of the Pro-Systems Plan) and

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(B) for the Plan Year commencing January 1, 2021, Vesting Service shall be credited in accordance with Treasury Regulation section 1.410(a)-7(g); (vii) with respect to any Former Techalloy Plan Participant, (A) Years of Vesting Service shall include service credited for vesting purposes under the Techalloy Plan immediately prior to April 25, 2022 (including service with Central Wire credited for vesting purposes as provided under the terms of the Techalloy Plan, but excluding any service that is disregarded under the terms of the Techalloy Plan) and (B) for the Plan Year commencing January 1, 2022, Vesting Service shall be credited in accordance with Treasury Regulation section 1.410(a)-7(g); (viii) with respect to any Former Tennessee Rand Plan Participant, (A) Years of Vesting Service shall include service credited for vesting purposes under the Tennessee Rand Plan immediately prior to April 29, 2022 (excluding any service that is disregarded under the terms of the Tennessee Rand Plan) and (B) for the Plan Year commencing January 1, 2022, Vesting Service shall be credited in accordance with Treasury Regulation section 1.410(a)-7(g); and (ix) with respect to any Former Wayne Trail Plan Participant, (A) Years of Vesting Service shall include service credited for vesting purposes under the Wayne Trail Plan immediately prior to May 2, 2022 (excluding any service that is disregarded under the terms of the Wayne Trail Plan) and (B) for the Plan Year commencing January 1, 2022, Vesting Service shall be credited in accordance with Treasury Regulation section 1.410(a)-7(g);
(90)Wayne Trail Plan:  The Wayne Trail Technologies 401(k) and Profit Sharing Plan, as in effect immediately prior to its merger into the Plan effective as of May 2, 2022.
(91)Wayne Trail Prior Employer Contributions:  Matching employer contributions and nonelective employer contributions made to the Wayne Trail Plan on behalf of Former Wayne Trail Plan Participants who (A) are not employed by Lincoln Electric Automation, Inc. (as successor to Wayne Trail Technologies, Inc.) on May 2, 2022 and (B) were not employed by Wayne Trail Technologies, Inc. on December 31, 2019.
(92)Weartech Plan:  The Weartech International, Inc. 401(k) Plan, as in effect immediately prior to its merger into the Plan effective as of August 29, 2016.
(93)Weartech Prior Matching Contributions:  Employer matching contributions made to the Weartech Plan on behalf of Former Weartech Plan Participants who were not Employees on August 29, 2016.

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(94)Wolf Plan:  The Wolf Robotics, LLC 401(k) Retirement Savings Plan, as in effect immediately prior to its merger into the Plan effective as of the close of business on December 31, 2019.
(95)Wolf Prior Employer Contributions: Matching employer contributions and nonelective employer contributions, if any, made to the Wolf Plan on behalf of Former Wolf Plan Participants who were not employed by Wolf Robotics, LLC on January 1, 2020.
(96)Year of Eligibility Service:  An Employee shall be credited with a Year of Eligibility Service when he is credited with at least 1,000 Hours of Service in the 12-month period beginning with the Employment Commencement Date and, if applicable, his Reemployment  Commencement Date, either of which 12-month periods shall be the “Initial Eligibility Computation Period.”  Whether or not an Employee is entitled to be credited with 1,000 Hours of Service during an Initial Eligibility Computation Period, such Employee shall be credited with a Year of Eligibility Service if he is credited with at least 1,000 Hours of Service during the Plan Year that includes the first anniversary of his Employment Commencement Date or Reemployment Commencement Date (whichever is applicable) or any Plan Year thereafter; provided, however, that an Employee who is credited with 1,000 Hours of Service in both the Initial Eligibility Computation Period and the Plan Year that includes the first anniversary of his Employment Commencement Date or Reemployment Commencement Date (whichever is applicable) shall be credited with two Years of Eligibility Service.  For purposes of this Section, the term “Hour of Service” has the meaning set forth in Section 1.1(47)(b).  Notwithstanding any other provision of the Plan to the contrary, (a) in the case of an Employee who was employed by Kaliburn, Inc. prior to January 1, 2020, Years of Eligibility Service shall also include periods of employment with ITT Corporation prior to November 14, 2012, provided that such Employee was an “Employee” (as defined in the Plan) on November 14, 2012, (b) in the case of a Former Weartech Plan Participant, Years of Eligibility Service shall include any service credited for eligibility purposes under the Weartech Plan immediately prior to August 29, 2016, (c) in the case of a Former Harris Plan Participant, Years of Eligibility Service shall include any service credited for eligibility purposes under the Harris Plan immediately prior to August 1, 2017, (d) in the case of a Former Rimrock Plan Participant, Years of Eligibility Service shall include any service credited for eligibility purposes under the Rimrock Plan immediately prior to January 1, 2020, (e) in the case of a Former Wolf Plan Participant, Years of Eligibility Service shall include any service

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credited for eligibility purposes under the Wolf Plan immediately prior to January 1, 2020, (f) in the case of a Former Pro-Systems Plan Participant, Years of Eligibility Service shall include any service credited for eligibility purposes under the Pro-Systems Plan immediately prior to January 15, 2021, (g) in the case of a Former Techalloy Plan Participant, Years of Eligibility Service shall include any service credited for eligibility purposes under the Techalloy Plan immediately prior to April 25, 2022 (including service with Central Wire credited for eligibility purposes as provided under the terms of the Techalloy Plan), (h) in the case of a Former Tennessee Rand Plan Participant, Years of Eligibility Service shall include any service credited for eligibility purposes under the Tennessee Rand Plan immediately prior to April 29, 2022, and (i) in the case of a Former Wayne Trail Plan Participant, Years of Eligibility Service shall include any service credited for eligibility purposes under the Wayne Trail Plan immediately prior to May 2, 2022.
(97)Year of Vesting Service:  As defined in Section 1.1(89).

1.2Construction.
(1)Unless the context otherwise indicates, the masculine wherever used in the Plan or Trust Agreement shall include the feminine and neuter.
(2)Where headings have been supplied to portions of the Plan and the Trust Agreement (other than the headings to the Subsections in Section 1.1), they have been supplied for convenience only and are not to be taken as limiting or extending the meaning of any of such portions of such documents.
(3)Wherever the word “person” appears in the Plan, it shall refer to both natural and legal persons.
(4)A number of the provisions hereof and of the Trust Agreement are designed to contain provisions required or contemplated by certain federal laws and/or regulations thereunder.  All such provisions herein and in the Trust Agreement are intended to have the meaning required or contemplated by such provisions of such law or regulations and shall be construed in accordance with valid regulations and valid published governmental rulings and interpretations of such provisions.  In applying such provisions hereof or of the Trust Agreement, each Fiduciary may rely (and shall be protected in relying) on any determination or ruling made by any agency of the United States Government that has authority to issue regulations, rulings or determinations with respect to the federal law thus involved.

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(5)Except to the extent federal law controls, the Plan and Trust Agreement shall be governed, construed and administered according to the laws of the State of Ohio.  All persons accepting or claiming benefits under the Plan or Trust Agreement shall be bound by and deemed to consent to their provisions.
(6)This amendment and restatement of the Plan is generally effective as of April 25, 2022.  However, certain provisions of this amendment and restatement of the Plan are effective as of some other date.  The provisions of this amendment and restatement of the Plan that are effective prior to April 25, 2022, if any, shall be deemed to amend the corresponding provisions of the Plan as in effect before this amendment and restatement and all amendments thereto.  Events occurring before the applicable effective date of any provision of this amendment and restatement of the Plan shall be governed by the applicable provision of the Plan in effect on the date of the event.
(7)The benefits payable with respect to an Employee or former Employee whose employment with the Controlled Group terminated, including by reason of death, before April 25, 2022 (and who is not rehired by a Controlled Group Member thereafter) shall be determined by and paid in accordance with the terms and provisions of the Plan as in effect at the date of such termination, except to the extent that certain provisions of the Plan, as amended and restated as of April 25, 2022, apply to such individual as a result of applicable law or the context clearly requires the application of such provision to such individual.
(8)The benefits payable to a Former Harris Plan Participant under the Harris Plan whose employment with the Controlled Group terminated, including by reason of death, before August 1, 2017 (and who is not rehired by a Controlled Group Member on or after August 1, 2017) shall be determined by and paid in accordance with the terms and provisions of the Harris Plan as in effect at the date of such termination, except to the extent that certain provisions of the Plan apply to such individual as a result of applicable law or the context clearly requires the application of such provision to such individual.
(9)The benefits payable to a Former Rimrock Plan Participant under the Rimrock Plan whose employment with the Controlled Group terminated, including by reason of death, before January 1, 2020 (and who is not rehired by a Controlled Group Member on or after January 1, 2020) shall be determined by and paid in accordance with the terms and provisions of the Rimrock Plan as in effect at the date of such termination, except to the extent that certain provisions of the

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Plan apply to such individual as a result of applicable law or the context clearly requires the application of such provision to such individual.
(10)The benefits payable to a Former Wolf Plan Participant under the Wolf Plan whose employment with the Controlled Group terminated, including by reason of death, before January 1, 2020 (and who is not rehired by a Controlled Group Member on or after January 1, 2020) shall be determined by and paid in accordance with the terms and provisions of the Wolf Plan as in effect at the date of such termination, except to the extent that certain provisions of the Plan apply to such individual as a result of applicable law or the context clearly requires the application of such provision to such individual.
(11)The benefits payable to a Former Pro-Systems Plan Participant under the Pro-Systems Plan whose employment with the Controlled Group terminated, including by reason of death, before January 15, 2021 (and who is not rehired by a Controlled Group Member on or after January 15, 2021) shall be determined by and paid in accordance with the terms and provisions of the Pro-Systems Plan as in effect at the date of such termination, except to the extent that certain provisions of the Plan apply to such individual as a result of applicable law or the context clearly requires the application of such provision to such individual.
(12)The benefits payable to a Former Techalloy Plan Participant under the Techalloy Plan whose employment with the Controlled Group terminated, including by reason of death, before April 25, 2022 (and who is not rehired by a Controlled Group Member on or after April 25, 2022) shall be determined by and paid in accordance with the terms and provisions of the Techalloy Plan as in effect at the date of such termination, except to the extent that certain provisions of the Plan apply to such individual as a result of applicable law or the context clearly requires the application of such provision to such individual.
(13) The benefits payable to a Former Tennessee Rand Plan Participant under the Tennessee Rand Plan whose employment with the Controlled Group terminated, including by reason of death, before April 29, 2022 (and who is not rehired by a Controlled Group Member on or after April 29, 2022) shall be determined by and paid in accordance with the terms and provisions of the Tennessee Rand Plan as in effect at the date of such termination, except to the extent that certain provisions of the Plan apply to such individual as a result of applicable law or the context clearly requires the application of such provision to such individual.

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(14)The benefits payable to a Former Wayne Trail Plan Participant under the Wayne Trail Plan whose employment with the Controlled Group terminated, including by reason of death, before May 2, 2022 (and who is not rehired by a Controlled Group Member on or after May 2, 2022) shall be determined by and paid in accordance with the terms and provisions of the Wayne Trail Plan as in effect at the date of such termination, except to the extent that certain provisions of the Plan apply to such individual as a result of applicable law or the context clearly requires the application of such provision to such individual.

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ARTICLE II - ELIGIBILITY AND MEMBERSHIP

2.1Eligible Employees.  Each Covered Employee who is an Eligible Employee under the Plan on April 25, 2022 shall continue to be an Eligible Employee under the Plan after April 25, 2022 so long as he remains a Covered Employee.  Each other Employee who is classified by an Employer as a regular, full-time Employee shall become an Eligible Employee under the Plan on the first Enrollment Date on which he is a Covered Employee.  Each other Employee who is not classified by an Employer as a regular, full-time Employee shall become an Eligible Employee under the Plan on the first Enrollment Date on which he meets the following requirements:
(1)he is a Covered Employee, and
(2)he has been credited with one Year of Eligibility Service.

Notwithstanding the preceding provisions of this Section, the terms and provisions of the Plan in effect prior to April 25, 2022 contained special eligibility rules for certain classes of Eligible Employees.  Further, notwithstanding the preceding provisions of this Section, for purposes of becoming an Eligible Employee on July 1, 2019, the requirement of Subsection (2) of this Section was waived in the case of a Covered Employee who was employed by Baker Industries, Inc. on July 1, 2019.  Further, notwithstanding the preceding provisions of this Section, for purposes of becoming an Eligible Employee on January 1, 2020, the requirement of Subsection (2) of this Section was waived in the case of a Covered Employee who, as of December 31, 2019, (a) was employed by Wayne Trail Technologies, Inc. and had satisfied the age and service eligibility requirements to participate in the Wayne Trail Plan, (b) was employed by Coldwater Machine Company, LLC and had satisfied the age and service eligibility requirements to participate in the Coldwater Machine Company, LLC 401(k) Plan, (c) was employed by Pro-Systems, LLC and had satisfied the age and service eligibility requirements to participate in the Pro-Systems Plan, (d) was employed by Arc Products, Inc. and had satisfied the age and service eligibility requirements to participate in the Techalloy Plan, (e) was employed by Wolf Robotics, LLC and had satisfied the age and service eligibility requirements to participate in the Wolf Plan, or (f) was employed by Rimrock Corporation and had satisfied the age and service eligibility requirements to participate in the Rimrock Plan. Further, notwithstanding the preceding provisions of this Section, for purposes of becoming an Eligible Employee on January 1, 2021, the requirement of Subsection (2) of this Section was waived in the case of a Covered Employee who, as of December 31, 2020,

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was employed by Tennessee Rand, Inc. and had satisfied the age and service eligibility requirements to participate in the Tennessee Rand Plan. Further, notwithstanding the preceding provisions of this Section, for purposes of becoming an Eligible Employee on August 1, 2021, the requirement of Subsection (2) of this Section was waived in the case of a Covered Employee who was employed by Overstreet-Hughes Co., Inc. immediately prior to becoming an employee of J.W. Harris Co., Inc. on July 28, 2021.  Further, notwithstanding the preceding provisions of this Section, for purposes of becoming an Eligible Employee on January 1, 2022, the requirement of Subsection (2) of this Section is waived in the case of a Covered Employee who was employed by Shoals Tubular, Inc. immediately prior to becoming an employee of J.W. Harris Co., Inc. on January 1, 2022.

2.2Commencement of Membership.
(1)Any Eligible Employee may enroll in the Plan for purposes of having his Employer make Before-Tax Contributions and/or Roth Contributions for him to the Trust on the Enrollment Date on which he is initially eligible or on any subsequent Enrollment Date by filing with the Administrative Committee at least 30 days (or such shorter period as the Committee shall determine) before such Date an enrollment form prescribed by the Committee, which form shall include (a) the desired effective date of the Eligible Employee’s enrollment in the Plan, (b) his agreement commencing on or after the effective date to have his Employer make Before-Tax Contributions and/or Roth Contributions for him to the Trust, (c) his authorization to his Employer to withhold from his Compensation payable on or after such effective date, any designated Before-Tax Contributions and/or Roth Contributions and to pay the same to the Trust, and (d) his direction that the Before-Tax Contributions, Roth Contributions and Employer Contributions, if any, made by or for him be invested (to the extent permitted under the Plan) in any one of the investment options permitted by Section 5.5.  Notwithstanding the preceding provisions of this Section, the terms and provisions of the Plan in effect prior to April 25, 2022 contained special membership rules for certain classes of Eligible Employees.
(2)The following Employees shall be deemed to have enrolled as a Member for purposes of having his Employer make Before-Tax Contributions from his Base Compensation to the Trust pursuant to an Automatic Salary Reduction Agreement in accordance with the provisions of Section 2.3:

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(a)each Employee of The Lincoln Electric Company who is an Eligible Employee pursuant to Section 2.1 on a date in December 2011 designated by the Administrative Committee, and who as of such date does not have an affirmative election in effect under the Plan to have Before-Tax Contributions withdrawn from his Base Compensation and contributed to the Plan on his behalf;
(b)each Employee of The Lincoln Electric Company who becomes (or again becomes) an Eligible Employee on or after January 1, 2012, including by reason of (i) a rehire, (ii) a transfer from non-covered employment with a Controlled Group Member other than The Lincoln Electric Company to employment with The Lincoln Electric Company or (iii) a consolidation or merger of the Employee’s employer with and into The Lincoln Electric Company; and
(c)each Eligible Employee who becomes (or again becomes) an Employee of The Lincoln Electric Company on or after April 25, 2022, including by reason of (i) a transfer from covered employment with a Controlled Group Member other than The Lincoln Electric Company to employment with The Lincoln Electric Company or (ii) a consolidation or merger of the Employee’s employer with and into The Lincoln Electric Company; provided the Employee does not have an affirmative election in effect under the Plan to have Before-Tax Contributions and/or Roth Contributions withdrawn from his Base Compensation and contributed to the Plan on his behalf.

An Eligible Employee who is deemed to have enrolled pursuant to this Section 2.2(2) and Section 2.3 for purposes of having his Employer make Before-Tax Contributions from his Base Compensation may separately elect (but shall not be deemed to have elected) to enroll pursuant to Section 2.2(1) for purposes of having his Employer make Before-Tax Contributions and/or Roth Contributions from his Bonus Compensation.

(3)Notwithstanding the preceding provisions of this Section, an Eligible Employee who is not enrolled in the Plan as provided in Subsection (1) or Subsection (2) shall be eligible to have Qualified Nonelective Contributions, if any, made on his behalf and shall become a Member, if he is not otherwise a Member under the Plan, on the Enrollment Date on which he is initially eligible pursuant to Section 2.1.
(4)A Former Rimrock Plan Participant or Former Wolf Plan Participant who had an account under the Rimrock Plan or Wolf Plan immediately prior to the effective time of the merger

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of the Rimrock Plan and the Wolf Plan into this Plan but does not become a Member pursuant to Subsection (1), shall become a Member on January 1, 2020 upon such merger, but shall not be eligible to have Before-Tax Contributions or Roth Contributions made for him unless he is an Eligible Employee and enrolls in the Plan in accordance with Subsection (1).
(5)A Former Pro-Systems Plan Participant who had an account under the Pro-Systems Plan immediately prior to the effective time of the merger of the Pro-Systems Plan into this Plan but did not become a Member pursuant to Subsection (1), shall become a Member on January 15, 2021 upon such merger, but shall not be eligible to have Before-Tax Contributions or Roth Contributions made for him unless he is an Eligible Employee and enrolls in the Plan in accordance with Subsection (1).
(6)A Former Techalloy Plan Participant who had an account under the Techalloy Plan immediately prior to the effective time of the merger of the Techalloy Plan into this Plan but did not become a Member pursuant to Subsection (1), shall become a Member on April 25, 2022 upon such merger, but shall not be eligible to have Before-Tax Contributions or Roth Contributions made for him unless he is an Eligible Employee and enrolls in the Plan in accordance with Subsection (1).
(7)A Former Tennessee Rand Plan Participant who had an account under the Tennessee Rand Plan immediately prior to the effective time of the merger of the Tennessee Rand Plan into this Plan but did not become a Member pursuant to Subsection (1), shall become a Member on April 29, 2022 upon such merger, but shall not be eligible to have Before-Tax Contributions or Roth Contributions made for him unless he is an Eligible Employee and enrolls in the Plan in accordance with Subsection (1).
(8)A Former Wayne Trail Plan Participant who had an account under the Wayne Trail Plan immediately prior to the effective time of the merger of the Wayne Trail Plan into this Plan but did not become a Member pursuant to Subsection (1), shall become a Member on May 2, 2022 upon such merger, but shall not be eligible to have Before-Tax Contributions or Roth Contributions made for him unless he is an Eligible Employee and enrolls in the Plan in accordance with Subsection (1).
2.3Enrollment Pursuant to an Automatic Salary Reduction Agreement.
(1)The effective date of an Eligible Employee’s enrollment pursuant to an Automatic Salary Reduction Agreement as provided Section 2.2(2) shall be the first Enrollment Date that is

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as soon as administratively practicable after the end of the election period specified in the notice described in Section 2.3(2).  Notwithstanding any other provision of this Article II to the contrary, an Automatic Salary Reduction Agreement shall not become effective for any Eligible Employee who, within the election period specified in the notice described in Section 2.3(2) and in accordance with the procedures established by the Administrative Committee, enters into a Salary Reduction Agreement with respect to his Base Compensation or makes an election not to have Before-Tax Contributions contributed to the Trust on his behalf with respect to his Base Compensation.
(2)At least 30 days (and not more than 90 days) before (a) the effective date of an Eligible Employee’s enrollment pursuant to an Automatic Salary Reduction Agreement and (b) the first day of each Plan Year (or at such other time or times as is required or permitted under applicable law), the Administrative Committee (or its delegate) shall provide each Employee of The Lincoln Electric Company, who is (or will become) an Eligible Employee, notice of his deemed enrollment pursuant to Sections 2.2(2) and 2.3(1), which notification shall include the following: (i) the percentage of Before-Tax Contributions that will be made on his behalf under Section 3.1 with respect to his Base Compensation if an Automatic Salary Reduction Agreement goes into effect, (ii) his right to reject such deemed enrollment and enter into a Salary Reduction Agreement with respect to his Base Compensation within the period specified in the notice or to elect within the period specified in the notice not to have Before-Tax Contributions made on his behalf with respect to his Base Compensation, (iii) the Investment Fund in which such Before-Tax Contributions shall be invested in the absence of any investment election (which Investment Fund shall be a “qualified default investment alternative” within the meaning of Department of Labor regulations), and (iv) such other information as may be required by applicable law.

2.4Duration of Membership.  An Employee shall cease to be an Eligible Employee when he ceases to be a Covered Employee.  An Employee shall cease to be a Nonelective Contribution Participant upon the date he ceases to be a Covered Employee who is described in Section 2.6(1).  An Employee shall cease to be a Transitional Contribution Participant upon the date described in Section 2.7(2).  An Employee shall cease to be a Matching Contribution Participant when he ceases to be a Covered Employee.  An Employee shall cease to be a Member when he ceases to be an Eligible Employee, a Nonelective Contribution Participant, a Transitional Contribution Participant

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and a Matching Contribution Participant, provided, however, that if after he ceases to be an Eligible Employee, a Nonelective Contribution Participant, a Transitional Contribution Participant and a Matching Contribution Participant, an Account continues to be maintained for him, he shall (subject to Section 13.1) remain a Member for all purposes of the Plan other than for purposes of making, or having his Employer make Before-Tax, Roth, Rollover or Employer Contributions.

2.5Matching Contribution Participation.
(1)Effective as of January 1, 2019, an Employee shall be eligible to become a Matching Contribution Participant under this Plan on the first Enrollment Date on which he meets the following requirements:
(a)he is a Covered Employee, and
(b)he has been in Employment for at least six consecutive months, or has been credited with one Year of Eligibility Service.

Notwithstanding the preceding provisions of this Section, the terms and provisions of the Plan in effect prior to April 25, 2022 contained special eligibility rules for certain classes of Eligible Employees for purposes of becoming a Matching Contribution Participant. Further, notwithstanding the preceding provisions of this Section, for purposes of becoming a Matching Contribution Participant on July 1, 2019, the requirements of Subsection (1)(b) of this Section were waived in the case of a Covered Employee who was employed by Baker Industries, Inc. on April 1, 2019.  Further, notwithstanding the preceding provisions of this Section, for purposes of becoming a Matching Contribution Participant on January 1, 2020, the requirements of Subsection (1)(b) of this Section were waived in the case of a Covered Employee who, as of December 31, 2019, (i) was employed as a regular, full-time employee of Wayne Trail Technologies, Inc., Coldwater Machine Company, LLC, Pro-Systems, LLC, Arc Products, Inc., Wolf Robotics, LLC, or Rimrock Corporation, or (ii) was not a regular, full-time employee and (A) was employed by Wayne Trail Technologies, Inc. and had satisfied the age and service eligibility requirements to participate in the Wayne Trail Plan, (B) was employed by Coldwater Machine Company, LLC and had satisfied the age and service eligibility requirements to participate in the Coldwater Machine Company, LLC 401(k) Plan, (C) was employed by Pro-Systems, LLC and had satisfied the age and service eligibility requirements to participate in the Pro-Systems Plan, (D) was employed by Arc Products, Inc. and had satisfied the age and service eligibility requirements to participate in

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the Techalloy Plan, (E) was employed by Wolf Robotics, LLC and had satisfied the age and service eligibility requirements to participate in the Wolf Plan, or (F) was employed by Rimrock Corporation and had satisfied the age and service eligibility requirements to participate in the Rimrock Plan. Further notwithstanding the preceding provisions of this Section, for purposes of becoming a Matching Contribution Participant on January 1, 2021, the requirements of Subsection (1)(b) of this Section were waived in the case of a Covered Employee who, as of December 31, 2020, (i) was employed as a regular, full-time employee of Tennessee Rand, Inc., or (ii) was not a regular, full-time employee and was employed by Tennessee Rand, Inc. and had satisfied the age and service eligibility requirements to participate in the Tennessee Rand Plan. Further, notwithstanding the preceding provisions of this Section, for purposes of becoming a Matching Contribution Participant on August 1, 2021, the requirements of Subsection (1)(b) of this Section shall be waived in the case of a Covered Employee who was employed by Overstreet-Hughes Co., Inc. immediately prior to becoming an employee of J.W. Harris Co., Inc. on July 28, 2021.  Further, notwithstanding the preceding provisions of this Section, for purposes of becoming a Matching Contribution Participant on January 1, 2022, the requirements of Subsection (1)(b) of this Section shall be waived in the case of a Covered Employee who was employed by Shoals Tubular, Inc. immediately prior to becoming an employee of J.W. Harris Co., Inc. on January 1, 2022.

(2)A Covered Employee shall be treated as a Matching Contribution Participant only for those periods of time during which he is a Matching Contribution Participant described in Subsection (1).

2.6Nonelective Contribution Participation.
(1)An Employee shall be eligible to become a Nonelective Contribution Participant under this Plan if he meets the following requirements:
(a)he is a Covered Employee who is employed by the Company, Welding, Cutting, Tools & Accessories, LLC, J.W. Harris Co., Inc., Smart Force, LLC and Lincoln Global, Inc., and
(b)he has been in Employment for at least six consecutive months, or has been credited with one Year of Eligibility Service.

Notwithstanding the preceding provisions of this Section, for purposes of becoming a Nonelective Contribution Participant on July 1, 2019, the requirements of Subsection (1)(b) of this Section

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were waived in the case of a Covered Employee who was employed by Baker Industries, Inc. on April 1, 2019.  Further, notwithstanding the preceding provisions of this Section, for purposes of becoming a Nonelective Contribution Participant on January 1, 2020, the requirements of Subsection (1)(b) of this Section were waived in the case of a Covered Employee who, as of December 31, 2019, (i) was employed as a regular, full-time employee of Arc Products, Inc. or (ii) was not a regular, full-time employee, but was employed by Arc Products, Inc. and had satisfied the age and service eligibility requirements to participate in the Techalloy Plan. Further, notwithstanding the preceding provisions of this Section, for purposes of becoming a Nonelective Contribution Participant on August 1, 2021, the requirements of Subsection (1)(b) of this Section shall be waived in the case of a Covered Employee who was employed by Overstreet-Hughes Co., Inc. immediately prior to becoming an employee of J.W. Harris Co., Inc. on July 28, 2021.  Further, notwithstanding the preceding provisions of this Section, for purposes of becoming a Nonelective Contribution Participant on January 1, 2022, the requirements of Subsection (1)(b) of this Section shall be waived in the case of a Covered Employee who was employed by Shoals Tubular, Inc. immediately prior to becoming an employee of J.W. Harris Co., Inc. on January 1, 2022.

(2)An Employee who satisfies the requirements of Subsection (1) of this Section shall become a Nonelective Contribution Participant and a Member (if he is not otherwise a Member under the Plan) as of the first Enrollment Date on which he satisfies the requirements of Subsection (1) of this Section.
(3)A Covered Employee shall be treated as a Nonelective Contribution Participant only for those periods of time during which he is a Nonelective Contribution Participant described in Subsection (1).

2.7Transitional Contribution Participation.
(1)Only an Employee who met the following requirements shall be classified as a Transitional Contribution Participant under this Plan:
(a)he was a Covered Employee under the Plan on January 1, 2017 and was not an Employee of J.W. Harris, Co., Inc., Smart Force, LLC, or the Seal Seat division of Lincoln Global, Inc., and
(b)either (i) immediately prior to the freeze of all benefit accruals under the Retirement Annuity Program effective as of December 31, 2016, he was a “covered

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employee” and “participant” under the Retirement Annuity Program (as such terms were then defined under the Retirement Annuity Program) and eligible to accrue a benefit thereunder or (ii) he was an FSP Plus Participant employed by Kaliburn, Inc. on December 31, 2016 whose Years of Vesting Service under the Plan includes periods of service with ITT Corporation or its predecessors prior to January 1, 2006.
(2)An Employee shall cease to be a Transitional Contribution Participant under the Plan on the earliest of (a) his Employment Severance Date, (b) the date he first ceases to be a Covered Employee, or (c) the later of (i) the end of the Plan Year that includes the date on which he completes 30 Years of Vesting Service, or (ii) the close of business on December 31, 2021.

2.8Re-Employed Employees.
(1)Before-Tax Contributions and/or Roth Contributions.  If a former Eligible Employee again becomes an Eligible Employee, he may again enroll as provided in Section 2.2(1) on the first Enrollment Date following the date he so again becomes an Eligible Employee by filing with the Administrative Committee at least 30 days (or such shorter period as the Committee shall determine) before such Enrollment Date an enrollment form prescribed in Section 2.2(1).  A former Eligible Employee who again becomes an Eligible Employee and is employed by The Lincoln Electric Company but has not enrolled for purposes of having his Employer make Before-Tax Contributions and/or Roth Contributions with respect to his Base Compensation pursuant to the preceding sentence shall be deemed to have enrolled pursuant to Section 2.2(2) and Section 2.3.  A former Employee who is not a former Eligible Employee may enroll as provided in Section 2.2(1) on the first Enrollment Date following the date he becomes an Eligible Employee pursuant to Section 2.1, or if he is employed by The Lincoln Electric Company and does not enroll for purposes of having his Employer make Before-Tax Contributions and/or Roth Contributions with respect to Base Compensation, he shall be deemed to have enrolled pursuant to Section 2.2(2) and Section 2.3.
(2)Matching Employer Contributions.  A former Matching Contribution Participant who is reemployed as an Employee shall again become a Matching Contribution Participant upon satisfaction of the requirements of Subsection (1)(a) of Section 2.5.
(3)Nonelective Employer Contributions.  A former Nonelective Contribution Participant who is reemployed as an Employee shall again become a Nonelective Contribution

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Participant and a Member (if he is not otherwise a Member under the Plan) upon satisfaction of the requirements of Subsection (1)(a) of Section 2.6.
(4)Transitional Employer Contributions.  A former Transitional Contribution Participant who is reemployed as an Employee shall not be eligible to again become a Transitional Contribution Participant.

2.9Transferred Employees.
(1)Before-Tax Contributions and/or Roth Contributions.  An Employee who transfers from non-covered employment with the Controlled Group to employment as a Covered Employee shall become an Eligible Employee under the Plan on the first Enrollment Date on which he is a Covered Employee.
(2)Matching Employer Contributions.  An Employee who transfers from non-covered employment with the Controlled Group to employment as a Covered Employee shall become a Matching Contribution Participant upon satisfaction of the requirements of Section 2.5(1).
(3)Nonelective Employer Contributions.  An Employee who transfers from non-covered employment with the Controlled Group to employment as a Covered Employee shall become a Nonelective Contribution Participant and a Member (if he is not otherwise a Member under the Plan) upon satisfaction of the requirements of Section 2.6(1).
(4)Transitional Employer Contributions.  An Employee who transfers from non-covered employment with the Controlled Group to employment as a Covered Employee after January 1, 2017 shall not be eligible to become a Transitional Contribution Participant.

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ARTICLE III -BEFORE-TAX, RoTH AND ROLLOVER CONTRIBUTIONS

3.1Amount of Contributions.
(1)Upon enrollment pursuant to Section 2.2(1), a Member shall agree pursuant to a Salary Reduction Agreement to have his Employer make Before-Tax Contributions and/or Roth Contributions for him to the Trust of a specified percentage of between 1% and 80% of his Compensation in 1% increments through equal percentage pay period reductions with respect to his Base Compensation and through payroll deduction with respect to his Bonus Compensation.  Unless otherwise provided pursuant to procedures established by the Administrative Committee for a specified group or groups of Members, the percentage elected by a Member pursuant to this Subsection shall apply to the Member’s Base and Bonus Compensation.  If the Administrative Committee establishes procedures that provide for a specified group of Members to make separate Before-Tax and Roth Contribution elections with respect their Base Compensation and their Bonus Compensation, the Committee may permit such Members to elect to contribute a whole dollar amount, rather than a specified percentage, with respect to their Bonus Compensation.
(2)Upon enrollment pursuant to Sections 2.2(2) and 2.3, a Member shall be deemed to have elected pursuant to an Automatic Salary Reduction Agreement to have his Employer make Before-Tax Contributions for him to the Trust in an amount equal to 4% of his Base Compensation through equal percentage pay period reductions.
(3)If a Member’s Before-Tax Contributions or Roth Contributions must be reduced pursuant to Sections 3.5 through 3.8 or the requirements of applicable law, his Before-Tax Contributions and Roth Contributions as so reduced shall be the maximum percentage of his Compensation permitted by such Sections or law notwithstanding the foregoing provisions of this Section requiring that Before-Tax Contributions and Roth Contributions be made in specified increments of his Compensation. In furtherance of the foregoing, and notwithstanding any provision of the Plan to the contrary, in the event a Member has elected to make both Before-Tax Contributions and Roth Contributions and it is determined that in a particular pay period the Member’s Before-Tax Contributions and Roth Contributions during a taxable year will reach the maximum amount applicable under Section 3.5(1) or any other maximum amount applicable under the Plan, the Member’s election with respect to Before-Tax Contributions will be applied first (up to such maximum amount) and, if applicable, the Member’s election with respect to Roth

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Contributions will be applied second (up to such maximum amount), subject to any alternative procedure as may be adopted by the Administrative Committee from time to time.

3.2Payments to Trustee.  Before-Tax Contributions and Roth Contributions shall be transmitted to the Trustee as soon as practicable, but in any event not later than the 15th business day of the month following the month in which such Contributions would otherwise have been paid to the Members.

3.3Changes in Contributions.  The percentage designated, or deemed to have been designated, by a Member pursuant to Section 3.1 shall continue in effect, notwithstanding any changes in the Member’s Compensation. A Member may, however, in accordance with the percentages permitted by Section 3.1, change the percentage of his Compensation to be made as Before-Tax Contributions and/or Roth Contributions effective as soon as practicable after such prior written notice of the change is filed with the Administrative Committee as the Committee may require. In addition, a Member may, in accordance with the percentages permitted by Section 3.1, and in accordance with procedures established by the Administrative Committee, elect to have the percentage of his Compensation to be made as Before-Tax Contributions and/or Roth Contributions in the future automatically increased annually on a date and in an amount as specified by the Member in such election.  Such automatic increase election shall remain in effect until canceled by the Member in accordance with procedures established by the Administrative Committee. In the case of any Member for whom the Administrative Committee has provided pursuant to Section 3.1(1) for a separate election to reduce the Member’s Bonus Compensation, for each payment of Bonus Compensation the Member shall make an election with respect to the percentage, or amount, if any, of each such payment to be made as Before-Tax Contributions and/or Roth Contributions effective as soon as practicable after such prior written is notice filed with the Administrative Committee as the Committee may require.

3.4Suspension and Resumption of Contributions.  A Member may suspend his Before-Tax Contributions and/or Roth Contributions effective as of any future date upon such prior written notice filed with the Administrative Committee as the Committee may require.  A Member who has suspended his Before-Tax Contributions and/or Roth Contributions may, upon such prior written notice filed with the Administrative Committee as the Committee may require,

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resume making such Before-Tax Contributions and/or Roth Contributions as of any Enrollment Date if he is then an Eligible Employee and he has again enrolled pursuant to Sections 2.2(1) and 3.1.

3.5Excess Deferrals.
(1)Notwithstanding the foregoing provisions of this Article III, a Member’s Before-Tax Contributions and Roth Contributions for any taxable year of such Member shall not exceed the limitation in effect under section 402(g) of the Code (except to the extent permitted under the Catch-Up Contribution provisions set forth in Section 3.11 and section 414(v) of the Code).  Except as otherwise provided in this Section, a Member’s Before-Tax Contributions and Roth Contributions for purposes of this Section shall include (a) any employer contribution made under any qualified cash or deferred arrangement as defined in section 401(k) of the Code to the extent not includible in gross income for the taxable year under section 402(e)(3) of the Code, or to the extent includible in gross income for the taxable year under section 402A of the Code (determined without regard to section 402(g) of the Code), (b) any employer contribution to the extent not includible in gross income for the taxable year under section 402(h)(1)(B) of the Code (determined without regard to section 402(g) of the Code), (c) any employer contribution to purchase an annuity contract under section 403(b) of the Code under a salary reduction agreement within the meaning of section 3121(A)(5)(D) of the Code, and (d) any elective contributions under section 408(p)(2)(A)(i) of the Code.
(2)In the event that a Member’s Before-Tax Contributions and Roth Contributions exceed the amount described in Subsection (1) of this Section (hereinafter called the “excess deferrals”), such excess deferrals (and any income allocable thereto through the end of the Plan Year in which such excess deferrals were made) shall be distributed to the Member by April 15 following the close of the taxable year in which such excess deferrals occurred if (and only if), by April 15 following the close of such taxable year the Member (a) allocates the amount of such excess deferrals among the plans under which the excess deferrals were made and (b) notifies the Administrative Committee of the portion allocated to this Plan.  In the event both Before-Tax Contributions and Roth Contributions were made on behalf of a Member for the taxable year to which the excess relates, any excess Before-Tax Contributions will be returned to the Member

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first, subject to any alternative procedure as may be adopted by the Administrative Committee from time to time.
(3)In the event that a Member’s Before-Tax Contributions and Roth Contributions under this Plan exceed the amount described in Subsection (1) of this Section, or in the event that a Member’s Before-Tax Contributions and Roth Contributions made under this Plan do not exceed such amount but he allocates a portion of his excess deferrals to his Before-Tax Contributions and Roth Contributions made to this Plan, Matching Employer Contributions, if any, made with respect to such Before-Tax Contributions and Roth Contributions (and any income applicable thereto) shall be applied to reduce subsequent Matching Employer Contributions made under the Plan.

3.6Excess Before-Tax Contributions.
(1)Notwithstanding the foregoing provisions of this Article III, for any Plan Year,
(a)the actual deferral percentage (as defined in Subsection (2) of this Section) for the group of Highly Compensated Eligible Employees (as defined in Subsection (3) of this Section) for such Plan Year shall not exceed the actual deferral percentage for all other Eligible Employees for such Plan Year multiplied by 1.25, or
(b)the excess of the actual deferral percentage for the group of Highly Compensated Eligible Employees for such Plan Year over the actual deferral percentage for all other  Eligible Employees for such Plan Year shall not exceed 2 percentage points, and the actual deferral percentage for the group of Highly Compensated Eligible Employees for such Plan Year shall not exceed the actual deferral percentage for all other Eligible Employees for such Plan Year multiplied by 2.

If two or more plans that include cash or deferred arrangements are considered as one plan for purposes of section 401(a)(4) or 410(b) of the Code, such arrangements included in such plans shall be treated as one arrangement for the purposes of this Subsection; and if any Highly Compensated Eligible Employee is a participant under two or more cash or deferred arrangements of the Controlled Group, all such arrangements shall be treated as one cash or deferred arrangement for purposes of determining the deferral percentage with respect to such Eligible Employee, and in the event that such arrangements have different plan years, all Before-Tax Contributions and Roth Contributions made during the Plan Year under all such arrangements shall be aggregated.  Notwithstanding the foregoing, cash or deferred arrangements that are not permitted to be

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aggregated under Treasury Regulations issued under section 401(k) of the Code shall be treated as separate arrangements.

(2)For the purposes of this Section, the actual deferral percentage for a specified group of Eligible Employees for a Plan Year shall be the average of the ratios (calculated separately for each Eligible Employee in such group) of (a) the amount of Before-Tax Contributions and Roth Contributions and, at the election of an Employer, any Qualified Nonelective Contributions, actually paid to the Trust for each such Eligible Employee for such Plan Year (including any “excess deferrals” described in Section 3.5) to (b) the Eligible Employee’s compensation for such Plan Year.  For purposes of this Subsection (2), the term “compensation” shall mean an Eligible Employee’s compensation under Section 4.11(3).  Notwithstanding the foregoing, for purposes of this Subsection (2), Qualified Nonelective Contributions shall not be taken into account for a Plan Year for any Eligible Employee who is not a Highly Compensated Employee to the extent such Contributions exceed the product of such Eligible Employee’s compensation and the greater of 5% or two times the Plan’s “representative contribution rate” (as defined in Treasury Regulation Section 1.401(k)-2(a)(6)(iv)(B)).
(3)For the purposes of this Section, the term “Highly Compensated Eligible Employee” for a particular Plan Year shall mean any Highly Compensated Employee who is an Eligible Employee.
(4)In the event that excess contributions (as such term is hereinafter defined) are made to the Trust for any Plan Year, then, within the time prescribed by applicable law, such excess contributions (and any income allocable thereto through the end of the Plan Year in which such excess contributions were made) shall be distributed to the Highly Compensated Eligible Employees on the basis of the respective portions of the excess contributions attributable to each such Highly Compensated Eligible Employee in order of the dollar amount of Before-Tax Contributions and Roth Contributions made by or on behalf of such Highly Compensated Eligible Employee beginning with the Highly Compensated Eligible Employee with the highest dollar amount of Before-Tax Contributions and Roth Contributions. For the purposes of this Subsection (4), the term “excess contributions” shall mean, for any Plan year, the excess of (a) the aggregate amount of Before-Tax Contributions and Roth Contributions actually paid to the Trust on behalf of Highly Compensated Eligible Employees for such Plan Year over (b) the maximum amount of such Before-Tax Contributions and Roth Contributions permitted for such Plan Year under

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Subsection (1) of this Section, determined by hypothetically reducing Before-Tax Contributions and Roth Contributions made on behalf of Highly Compensated Eligible Employees in order of their actual deferral percentages (as defined in Section 3.6(2) beginning with the highest of such percentages.   In the event both Before-Tax Contributions and Roth Contributions were made on behalf of a Member for the Plan Year in which the excess arose, any excess Before-Tax Contributions will be returned to the Member first, subject to any alternative procedure as may be adopted by the Administrative Committee from time to time.
(5)Matching Employer Contributions, if any, made with respect to a Member’s excess contributions (and any income allocable thereto) shall be applied to reduce subsequent Matching Employer Contributions made under the Plan.

3.7Excess Matching Employer Contributions.
(1)Notwithstanding the foregoing provisions of this Article III or the provisions of Article IV, for any Plan Year the contribution percentage (as defined in Subsection (2) of this Section) for the group of Highly Compensated Eligible Employees (as defined in Section 3.6(3)) for such Plan Year shall not exceed the greater of (a) 125 percent of the contribution percentage for all other Eligible Employees or (b) the lesser of 200 percent of the contribution percentage for all other Eligible Employees, or the contribution percentage for all other Eligible Employees plus 2 percentage points.  If two or more plans of the Controlled Group to which matching contributions, Employee after-tax contributions, Roth Contributions or Before-Tax Contributions (as defined in Section 3.5(1)) are made are treated as one plan for purposes of section 410(b) of the Code, such plans shall be treated as one plan for purposes of this Subsection (1); and if a Highly Compensated Eligible Employee participates in two or more plans of the Controlled Group to which such contributions are made, all such contributions shall be aggregated for purposes of this Subsection (1) and, in the event that such plans have different plan years, all such contributions made during the Plan Year under all such plans shall be aggregated.  Notwithstanding the foregoing, plans that are not permitted to be aggregated under Treasury Regulations issued under section 401(m) of the Code shall be treated as separate plans.
(2)For the purposes of this Section, the contribution percentage for a specified group of Eligible Employees for a Plan Year shall be the average of the ratios (calculated separately for each Eligible Employee in such group) of (a) the sum of the Matching Employer Contributions

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and, at the election of an Employer, any Before-Tax Contributions, Roth Contributions or Qualified Nonelective Contributions paid under the Plan by or on behalf of each such Eligible Employee for such Plan Year and not taken into account for such Plan Year under Section 3.6(2), to (b) the Eligible Employee’s compensation (as defined in Section 3.6(2)) for such Plan Year.  Notwithstanding the foregoing, for purposes of this Subsection (2), Qualified Nonelective Contributions shall not be taken into account for a Plan Year for any Eligible Employee who is not a Highly Compensated Employee to the extent such Contributions exceed the product of such Eligible Employee’s compensation and the greater of 5% or two times the Plan’s “representative contribution rate” (as defined in Treasury Regulation Section 1.401(m)-2(a)(6)(v)(B)).
(3)In the event that excess aggregate contributions (as such term is hereinafter defined) are made to the Trust for any Plan Year, then, prior to March 15 of the following Plan Year, such excess aggregate contributions (and any income allocable thereto through the end of the Plan Year in which such excess aggregate contributions were made) shall be forfeited (if forfeitable) and applied as provided in Section 6.3(5) or (if not forfeitable) shall be distributed to the Highly Compensated Eligible Employees on the basis of the respective portions of the excess aggregate contributions attributable to each such Highly Compensated Eligible Employee in order of the dollar amount of Matching Employer Contributions made with respect to Highly Compensated Eligible Employees beginning with the Highly Compensated Eligible Employee with the highest dollar amount of Matching Employer Contributions.  For the purposes of this Subsection (3), the term “excess aggregate contributions” shall mean, for any Plan Year, the excess of (a) the aggregate amount of the Matching Employer Contributions actually paid to the Trust by or on behalf of Highly Compensated Eligible Employees for such Plan Year over (b) the maximum amount of such Matching Employer Contributions permitted for such Plan Year under Subsection (1) of this Section, determined by hypothetically reducing Matching Employer Contributions made by or on behalf of Highly Compensated Eligible Employees in order of their actual contribution percentages (as defined in Section 3.7(2)) beginning with the highest of such percentages.
(4)The determination of excess aggregate contributions under this Section shall be made after (a) first determining the excess deferrals under this Section 3.5 and (b) then determining the excess contributions under Section 3.6.

3.8Monitoring Procedures.

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(1)In order to ensure that at least one of the actual deferral percentages specified in Section 3.6(1) and at least one of the contribution percentages specified in Section 3.7(1) are satisfied for each Plan Year, the Company may monitor (or cause to be monitored) the amount of Before-Tax Contributions, Roth Contributions and Matching Employer Contributions, if any, being made to the Plan for each Eligible Employee during each Plan Year.  In the event that the Company determines that neither of such actual deferral percentages or neither of such contribution percentages will be satisfied for a Plan Year, the Before-Tax Contributions, Roth Contributions and/or Matching Employer Contributions made thereafter for each Highly Compensated Eligible Employee (as defined in Section 3.6(3)) shall be reduced (pursuant to non-discriminatory rules adopted by the Company) to the extent necessary to decrease the actual deferral percentage and/or contribution percentage for Highly Compensated Eligible Employees for such Plan Year to a level which satisfies either of the actual deferral percentages and/or either of the contribution percentages.
(2)In order to ensure that excess deferrals (as such term is defined in Section 3.5(2)) shall not be made to the Plan for any taxable year for any Member, the Company may monitor (or cause to be monitored) the amount of Before-Tax Contributions and Roth Contributions being made to the Plan for each Member during each taxable year and may take such action (pursuant to non-discriminatory rules adopted by the Company) to prevent Before-Tax Contributions and/or Roth Contributions made for any Member under the Plan for any taxable year from exceeding the maximum amount applicable under Section 3.5(1).
(3)In applying the limitations set forth in Sections 3.6 and 3.7, the Company may, at its option, utilize such testing procedures as may be permitted under sections 401(a)(4), 401(k), 401(m) or 410(b) of the Code, including, without limitation, (a) aggregation of the Plan with one or more other qualified plans of the Controlled Group, (b) inclusion of qualified matching contributions, qualified nonelective contributions or elective deferrals described in, and meeting the requirements of, Treasury regulations under sections 401(k) and 401(m) of the Code to any other qualified plan of the Controlled Group in applying the limitations set forth in Sections 3.6 and 3.7, (c) exclusion of all Eligible Employees (other than Highly Compensated Eligible employees) who have not met the minimum age and service requirements of section 410(a)(1)(A) of the Code in applying the limitations set forth in Sections 3.6 and 3.7, or (d) any permissible combination thereof.

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3.9Rollover Contributions.
(1)The Trustee shall, at the direction of the Company, receive and thereafter hold and administer as Rollover Contributions and part of the Trust Fund (a) for a Covered Employee, all or any portion of an Eligible Rollover Distribution that was distributed to the Covered Employee, or is transferred at the request of the Covered Employee, from a qualified trust described in section 401(a) of the Code, an annuity plan described in section 403(a) of the Code, an annuity contract described in section 403(b) of the Code, or an eligible plan described in section 457(b) of the Code maintained by a state, political subdivision of a state or an agency or instrumentality of a state or a political subdivision of a state, provided that the requirements of section 402(c) or 401(a)(31) of the Code are met; (b) for a Covered Employee, the entire amount of a distribution to the Covered Employee from an individual retirement account described in section 408(a) of the Code or an individual retirement annuity described in section 408(b) of the Code, provided that the requirements of section 408(d)(3)(A)(ii) of the Code are met, or (c) for a former Employee who has an Account balance under the Plan at the time the rollover is made, all or any portion of an Eligible Rollover Distribution that was distributed to the former Employee or is transferred at the request of the former Employee from a qualified trust (described in section 401(a) of the Code) established or maintained by the Company or J.W. Harris Co., Inc. to hold the assets of its defined benefit pension plan, provided that the requirements of section 402(c) or 401(a)(31) of the Code are met.  The Trustee may accept cash or cash equivalents that constitute all or a portion of any such distribution and, at the discretion of the Plan Administrator, may accept a note representing an outstanding plan loan from a qualified trust described in section 401(a) of the Code that constitutes all or a portion of any such distribution.  Without limiting the generality of the foregoing, the Plan may accept as a Rollover Contribution amounts distributed from a designated Roth account (as defined in section 402A of the Code) which shall be separately accounted for under the Plan, but the Plan shall not accept as a Rollover Contribution any amounts distributed from a Roth IRA (as defined in section 408A of the Code).  Further notwithstanding any other provision of the Plan to the contrary, solely with respect to a Covered Employee who was an Employee of Easom Automation Systems, Inc. on December 31, 2014, the Trustee shall, at the direction of the Company, receive and thereafter hold and administer as a Rollover Contribution and part of the Trust Fund the portion of an “eligible rollover distribution” (within the meaning of

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section 402(c) of the Code) that is transferred (in the form of a direct rollover) at the request of the Covered Employee from the Easom Automation Systems, Inc. 401(k) Plan and is a note representing an outstanding plan loan of such Covered Employee under such plan, provided that no portion of such plan loan was attributable to a loan from amounts held in a designated Roth account (as defined in section 402A of the Code) under such plan.
(2)A Covered Employee for whom a Rollover Contribution is made to the Trust Fund pursuant to Subsection (1) of this Section and who is otherwise not a Member shall be deemed to be a Member on and after the date of such Rollover Contribution for all purposes of the Plan other than Articles III and IV.
(3)Notwithstanding any other provision of the Plan to the contrary, effective for the period beginning August 1, 2021 and ending December 31, 2021, an Employee of Shoals Tubular, Inc. (excluding, however, (a) any “leased employee” (as defined in Section 1.1(21)), (b) any Disabled Employee and (c) any Employee classified as either an intern or a Co-Op Employee) shall be considered a “Covered Employee” for purposes of this Section 3.9, and not for any other purpose under the Plan.

3.10Transfers of Assets to this Plan from Other Plans.  The Trustee shall, at the direction of the Company, receive and thereafter hold all amounts that may be transferred to it from a trust held under another plan that meets the requirements of sections 401(a) and 501(a) of the Code and that is not subject to the funding standards of section 412 of the Code.   The amounts so transferred shall be allocated to such current or new Sub-Accounts established and maintained for the applicable Members under Section 5.2, as determined by the Company.

3.11Catch-Up Contributions.  All Members who have elected, or are deemed to have elected, to make Before-Tax Contributions and/or Roth Contributions to this Plan and who have attained age 50 before the end of a particular Plan Year shall be eligible to make catch-up contributions (the “Catch-Up Before-Tax Contributions” and “Catch-Up Roth Contributions,” respectively and, the “Catch-Up Contributions,” collectively) in accordance with, and subject to the limitations of, section 414(v) of the Code; provided, however that Catch-Up Contributions shall not be eligible for Matching Employer Contributions under Section 4.1, and provided further that Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of section 401(a)(30) and 415(c) of the Code (i.e.,

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Sections 3.6 and 4.11, respectively).  In addition, notwithstanding any provision of the Plan to the contrary, the Plan shall not be treated as failing to satisfy the requirements of sections 401(k)(3), 401(k)(11), 410(b) or 416 of the Code, as applicable, by reason of the making of any such Catch-Up Contributions.  In furtherance of, but without limiting the foregoing, Before-Tax Contributions and Roth Contributions that exceed (i) the percentage limits described in Section 3.1, (ii) the statutory limits described in Sections 3.5(1) and 4.11, or (iii) the limits specified by the Company under Section 3.8 for the Plan Year, shall be treated as Catch-Up Contributions; provided, however, that whether Before-Tax Contributions and Roth Contributions are in excess of any applicable limit and therefore shall be treated as Catch-Up Contributions shall be determined as of the end of the Plan Year. A Member who is eligible to make Catch-Up Contributions shall designate whether his Catch-Up Contributions shall be considered Before-Tax Contributions or Roth Contributions.  In the event a Member does not designate whether the Catch-Up Contributions to be made are to be Before-Tax Contributions or Roth Contributions, all Catch-Up Contributions shall be deemed for all purposes of the Plan to be Before-Tax Contributions.

3.12Classification of Article III Contributions.
(1)Except as otherwise provided in Section 3.12(3), when transmitted to the Plan pursuant to this Article III, Before-Tax Contributions and Roth Contributions (including Catch-Up Contributions) shall be held in the Non-ESOP Account and, if invested in Holdings Stock, shall be held in the Non-ESOP Holdings Stock Sub-Fund. As provided in Section 5.6, such Before-Tax Contributions and Roth Contributions that remain invested in Holdings Stock shall later be transferred to the ESOP Holdings Stock Sub-Fund within the ESOP Account.
(2)To the extent invested in Holdings Stock, Rollover Contributions shall be transmitted to and held in the ESOP Account and invested in the ESOP Holdings Stock Sub-Fund.
(3)At the time of the transfer, the Company shall designate what portion of the transfer contributions described in Section 3.10 are to be transmitted to and held in the ESOP Account and/or the Non-ESOP Account.  To the extent that any such amounts are held in the Non-ESOP Account and invested in Holdings Stock, such amounts shall be held in the Non-ESOP Holdings Stock Sub-Fund.  As provided in Section 5.6, such amounts that remain invested in Holdings Stock shall later be transferred to the ESOP Holdings Stock Sub-Fund within the ESOP Account.

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ARTICLE IV -EMPLOYER CONTRIBUTIONS
4.1Amount of Matching Employer Contributions.  Except as otherwise provided in any other provision of the Plan or Trust Agreement, each Employer may, in its discretion, contribute to the Trust on account of each Plan Year an amount (the “Matching Employer Contributions”) equal to the Matching Employer Contribution Percentage multiplied by the Before-Tax Contributions and Roth Contributions (not in excess of 3% of Compensation or such other percentage of Compensation specified in the Employer’s Instrument of Adoption) made during such Plan Year pursuant to Section 3.1 for the Employees of the Employer who are Matching Contribution Participants and are entitled to participate in such Employer’s Matching Employer Contributions for such Year pursuant to Section 4.3.  Notwithstanding any provision of the Plan (including any Instrument of Adoption) to the contrary, an Employer’s Matching Employer Contributions to the Trust on account of any Plan Year shall in no event exceed the amount that would be deductible for such Year for purposes of federal taxes on income under applicable provisions of the Code and shall be made on the condition that such Contributions are deductible under applicable provisions of the Code.  The amount of Matching Employer Contributions determined to be payable to the Trust shall be reduced by amounts that have been forfeited or held in a suspense account in accordance with the terms of the Plan.  Notwithstanding any provision of the Plan to the contrary, no Matching Employer Contributions shall be made with respect to any Catch-Up Contributions (as defined in Section 3.11).

4.2Time of Matching Employer Contributions.  Matching Employer Contributions may be made in cash or Holdings Stock.  An Employer may make its Matching Employer Contributions on account of any Plan Year, or partial payments of such Matching Employer Contributions, at any time during such Year or within the time following the close of such Year that is prescribed by law for filing its federal income tax return (including extensions thereof).

4.3Allocation of Matching Employer Contributions.  Except as otherwise provided in any other provision of the Plan or Trust Agreement, each Employer’s Matching Employer Contributions made for a Plan Year shall, subject to the provisions of Sections 3.5(3), 3.6(5) and 3.7(3), be allocated and credited to the Account of each Employee of the Employer who is a Matching Contribution Participant, who is entitled to receive Matching Employer Contributions and for whom Before-Tax Contributions and/or Roth Contributions were made during such Plan

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Year, with each such Matching Contribution Participant being credited with a portion of such Employer’s Matching Employer Contributions equal to the Matching Employer Contribution Percentage of the Before-Tax Contributions and Roth Contributions (not in excess of 3% of Compensation or such other percentage of Compensation specified in the Employer’s Instrument of Adoption) made for him pursuant to Section 3.1.  An Employee of the Employer who is a Matching Contribution Participant and for whom Before-Tax Contributions and/or Roth Contributions are made shall be entitled to receive an allocation of Matching Employer Contributions in accordance with the preceding sentence for the period during which he was a Matching Contribution Participant.  For purposes of this Section, the terms “Before-Tax Contributions” and “Roth Contributions” shall not include any Catch-Up Contributions (as defined in Section 3.11).

4.4Qualified Nonelective Contributions.  For any Plan Year, an Employer, in its discretion, may make a Qualified Nonelective Contribution (1) in such amount, (2) for such Members and (3) in such proportions among such Members as such Employer shall determine.  Qualified Nonelective Contributions may be made in cash or Holdings Stock and shall be made within the time prescribed by law for making Qualified Nonelective Contributions.  Each Employer shall designate to the Trustee the Plan Year for which and the Members for whom any Qualified Nonelective Contribution is made.

4.5Allocation of Qualified Nonelective Contributions.  Qualified Nonelective Contributions shall be allocated to the Accounts of Members who are designated by an Employer as eligible to share therein in such amounts as such Employer directs.

4.6Nonelective Employer Contributions.  Subject to the provisions of the Plan and Trust Agreement, each Employer of Nonelective Contribution Participants shall contribute to the Trust on account of each Plan Year an amount (the “Nonelective Employer Contributions”) equal to 3% of the Compensation received by those Employees of the Employer who are Members and Nonelective Contribution Participants for such Plan Year, but only with respect to Compensation received while such Members were Nonelective Contribution Participants.  An Employer may make Nonelective Employer Contributions on account of a Plan Year, or partial payments of such Contributions, at any time during such Plan Year or within the time following the close of such

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Year that is prescribed by law for the filing by each such Employer of its federal income tax return (including extensions thereof).  Nonelective Employer Contributions shall be made in cash.

4.7Allocation of Nonelective Employer Contributions.  Each Employer’s Nonelective Employer Contributions made for a Plan Year shall be allocated and credited to the Accounts of those Members who were Nonelective Contribution Participants at any time during such Plan Year, but only with respect to the period during which they were Nonelective Contribution Participants.  As of the last day of the period for which Nonelective Employer Contributions are made but in no event later than the last day of the Plan Year there shall be credited to the Account of each such Nonelective Contribution Participant a portion of the Nonelective Employer Contributions of such Nonelective Contribution Participant’s Employer made for such period equal to the amount of such Nonelective Employer Contribution multiplied by a fraction, the numerator of which is the Nonelective Contribution Participant’s Compensation received while a Nonelective Contribution Participant for such period and the denominator of which is the total Compensation received while Nonelective Contribution Participants for such period of all Nonelective Contribution Participants of such Employer.

4.8Transitional Employer Contributions.  Subject to the provisions of the Plan and Trust Agreement, each Employer of Transitional RAP Participants shall contribute to the Trust on account of each Plan Year an amount equal to 6% of the Compensation received by those Employees of the Employer who are Members and Transitional RAP Participants for such Plan Year, but only with respect to Compensation received while such Members were Transitional RAP Participants (the “Transitional RAP Contributions”).  Subject to the provisions of the Plan and Trust Agreement, each Employer of Transitional Kaliburn Participants shall contribute to the Trust on account of each Plan Year an amount equal to 3% of the Compensation received by those Employees of the Employer who are Members and Transitional Kaliburn Participants for such Plan Year, but only with respect to Compensation received while such Members were Transitional Kaliburn Participants (the “Transitional Kaliburn Contributions” and, together with the Transitional RAP Contributions, the “Transitional Employer Contributions”).  An Employer may make Transitional Employer Contributions on account of a Plan Year, or partial payments of such Contributions, at any time during such Plan Year or within the time following the close of such

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Year that is prescribed by law for the filing by each such Employer of its federal income tax return (including extensions thereof).  Transitional Employer Contributions shall be made in cash.

4.9Allocation of Transitional Employer Contributions.
(1)Each Employer’s Transitional RAP Contributions made for a Plan Year shall be allocated and credited to the Accounts of those Members who were Transitional RAP Participants at any time during such Plan Year, but only with respect to the period during which they were Transitional RAP Participants.  As of the last day of the period for which Transitional RAP Contributions are made but in no event later than the last day of the Plan Year there shall be credited to the Account of each such Transitional RAP Participant a portion of the Transitional RAP Contributions of such Transitional RAP Participant’s Employer made for such period equal to the amount of such Transitional RAP Contribution multiplied by a fraction, the numerator of which is the Transitional RAP Participant’s Compensation received while a Transitional RAP Participant for such period and the denominator of which is the total Compensation received while Transitional RAP Participants for such period of all Transitional RAP Participants of such Employer.
(2)Each Employer’s Transitional Kaliburn Contributions made for a Plan Year shall be allocated and credited to the Accounts of those Members who were Transitional Kaliburn Participants at any time during such Plan Year, but only with respect to the period during which they were Transitional Kaliburn Participants.  As of the last day of the period for which Transitional Kaliburn Contributions are made but in no event later than the last day of the Plan Year there shall be credited to the Account of each such Transitional Kaliburn Participant a portion of the Transitional Kaliburn Contributions of such Transitional Kaliburn Participant’s Employer made for such period equal to the amount of such Transitional Kaliburn Contribution multiplied by a fraction, the numerator of which is the Transitional Kaliburn Participant’s Compensation received while a Transitional Kaliburn Participant for such period and the denominator of which is the total Compensation received while Transitional Kaliburn Participants for such period of all Transitional Kaliburn Participants of such Employer.

4.10Return of Contributions to Employers.
(1)Except as specifically provided in this Section or in the other Sections of the Plan, the Trust Fund shall never inure to the benefit of the Employers and shall be held for the exclusive

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purposes of providing benefits to Employees, Members and their Beneficiaries and defraying reasonable expenses of administering the Plan.
(2)If an Employer Contribution to the Trust is made by an Employer by a mistake of fact, the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact shall be returned to such Employer within one year after the payment of such Contribution.  If an Employer Contribution to the Trust made by an Employer is not fully deductible under section 404 of the Code (or any successor thereto), such Contribution, to the extent the deduction therefor is disallowed, shall be returned to the Employer within one year after the disallowance of the deduction.  Earnings attributable to Employer Contributions returned to an Employer pursuant to this Subsection may not be returned, but losses attributable thereto shall reduce the amount to be returned; provided, however, that if the withdrawal of the amount attributable to the mistaken or non-deductible contribution would cause the balance of the individual Account of any Member to be reduced to less than the balance that would have been in such Account had the mistaken or non-deductible amount not have been contributed, the amount to be returned to the Employer pursuant to this Section shall be limited so as to avoid such reduction.

4.11Maximum Additions.
(1)Notwithstanding any other provision of the Plan, except to the extent permitted under Section 3.11 and section 414(v) of the Code,  the maximum annual additions (as defined in Subsection (2) of this Section) to a Member’s account for any limitation year (which shall be the Plan Year) shall in no event exceed the lesser of (a) $40,000 (as adjusted pursuant to section 415(d) of the Code) or (b) 100% of his compensation for such Plan Year.
(2)For the purpose of this Section, the term “annual additions” means the sum for any limitation year of:
(a)all contributions (including, without limitation, Before-Tax Contributions and Roth Contributions made pursuant to Section 3.1) made by the Controlled Group that are allocated to the Member’s account pursuant to a defined contribution plan maintained by a Controlled Group Member,
(b)all employee contributions made by the Member to a defined contribution plan maintained by a Controlled Group Member,

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(c)all forfeitures allocated to the Member’s account pursuant to a defined contribution plan maintained by a Controlled Group Member, and
(d)any amount attributable to medical benefits allocated to the Member’s account established under section 419A(d)(1) of the Code if the Member is or was a key-employee (as such term is defined in section 416(i) of the Code) during such limitation year or any preceding limitation year.
(3)For purposes of Section 4.11, the term “compensation” shall include those items of remuneration specified in Treasury Regulation Section 1.415(c)-2(b) (including “deemed section 125 compensation” as defined in Treasury Regulation Section 1.415(c)-2(g)(6)(ii), and amounts described in Treasury Regulation Section 1.415(c)-2(g)(5) that are paid to any nonresident alien who is a Member) and shall exclude those items of remuneration specified in Treasury Regulation Section 1.415(c)-2(c), taking into account the timing rules specified in Treasury Regulation Section 1.415(c)-2(e) (other than Treasury Regulation Section 1.415(c)-2(e)(2)), but shall not include any amount in excess of the limitation under section 401(a)(17) of the Code in effect for the year.  The term “compensation” as defined in the preceding sentence shall include any payments made to a Member by the later of (a) two and one-half (2-1/2) months after the date of the Member’s severance from employment with the Controlled Group or (b) the end of the limitation year that includes the date of the Member’s severance from employment with the Controlled Group, provided that, absent a severance from employment, such payments (i) would have been paid to the Member if the Member had continued in employment with the Controlled Group and (ii) are regular compensation for services performed during the Member’s regular working hours, compensation for services outside the Member’s regular working hours (such as overtime or shift differential pay), commissions, bonuses or other similar compensation.  The term “compensation” shall also include any differential wage payments (within the meaning of section 3401(h)(2) of the Code) made to a Member by the Controlled Group.

4.12Definitions.
(1)For purposes of applying the limitations set forth in Section 4.11, all qualified defined contribution plans (whether or not terminated) ever maintained by one or more Controlled Group Members shall be treated as one defined contribution plan.

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(2)For purposes of this Section 4.12 and Section 4.11, the term “Controlled Group Member” shall be construed in the light of section 415(h) of the Code.

4.13FSP and FSP Plus Contributions.  For Plan Years commencing prior to January 1, 2017, in accordance with the terms of the Plan as then in effect, certain Employers contributed to the Trust on account of Plan Years in effect prior to January 1, 2017 (a) FSP Contributions on behalf of Members who were FSP Participants and (b) FSP Plus Contributions on behalf of Members who were FSP Plus Participants.  No further FSP Contributions or FSP Plus Contributions shall be contributed to the Trust on account of any Plan Year commencing on or after January 1, 2017.

4.14Classification of Article IV Contributions.
(1)When transmitted to the Plan pursuant to this Article IV, Matching Employer Contributions, Qualified Nonelective Contributions, Nonelective Employer Contributions and Transitional Employer Contributions shall be held in the Non-ESOP Account and, if invested in Holdings Stock, shall be held in the Non-ESOP Holdings Stock Sub-Fund.  As provided in Section 5.6, such contributions that remain invested in Holdings Stock shall later be transferred to the ESOP Holdings Stock Sub-Fund within the ESOP Account.
(2)To the extent invested in Holdings Stock, FSP Contributions and FSP Plus Contributions shall be held in the ESOP Account and invested in the ESOP Holdings Stock Sub-Fund.

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ARTICLE V -INVESTMENTS; ACCOUNTS; ESOP PROVISIONS; LOANS

5.1Investment Funds.
(1)The Trust Fund shall be divided into such Investment Funds as the Investment Committee shall from time to time determine, and all amounts contributed to the Plan shall be invested therein as provided in Section 5.5.  Notwithstanding the foregoing, the Investment Committee shall direct the Trustee (a) to establish and maintain a Holdings Stock Fund as one of the Investment Funds, and (b) to establish and maintain self-directed investment accounts, subject to such rules and procedures as are established by the Investment Committee, (“Self-Directed Investment Accounts”) for each Member who so elects in accordance with Section 5.5, each of which Self-Directed Investment Accounts shall be considered an Investment Fund hereunder.  The Trustee (or investment manager, if applicable) shall invest and reinvest the principal and income of each such Fund and shall keep each such Fund invested, without distinction between principal and income, as required under the terms of the Plan and Trust Agreement.  Subject to Section 5.9, dividends, interest and other distributions received in respect of each Investment Fund shall be reinvested in the same Fund.  The Holdings Stock Fund shall be maintained as an Investment Fund at all times during which a portion of the Plan is intended to constitute an ESOP.
(2)The Administrative Committee shall adopt, and may amend, from time to time general rules of uniform application that shall provide for the administration of each Investment Fund, including, but not limited to, rules providing for (a) procedures pursuant to which a Member may elect to have his Account invested in any such Fund (if more than one such Fund is established) in accordance with Section 5.5, (b) the method of changing any such election pursuant to Section 5.5 by either the Member or his Beneficiary and the frequency of any such election, (c) the Fund or Funds in which a Member’s Account shall be invested in the absence of an effective election, and (d) any other matters that the Administrative Committee deems necessary or advisable in the administration of any such Fund.

5.2Account; Sub-Account.  The Company shall establish and maintain, or cause to be established and maintained, an Account for each Member, which Account shall reflect, pursuant to Sub-Accounts established and maintained thereunder, the amount, if any, of the Member’s (1) Before Tax Contributions, (2) Roth Contributions, (3) Rollover Contributions, (4) Prior ESOP Contributions, (5) Matching Employer Contributions, (6) Qualified Nonelective Contributions, (7)

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Nonelective Employer Contributions, (8) Transitional Employer Contributions, (9) FSP Contributions, (10) FSP Plus Contributions, (11) Weartech Prior Matching Contributions, (12) Harris Prior Employer Contributions, (13) Rimrock Prior Employer Contributions, (14) Wolf Prior Employer Contributions, (15) Pro-Systems Prior Employer Contributions, (16) Techalloy Prior Employer Contributions, (17) Tennessee Rand Prior Employer Contributions, and (18) Wayne Trail Prior Employer Contributions.  The Company shall also establish and maintain an ESOP Account and a Non-ESOP Account for each Member.  To the extent a Member’s Rollover Contributions consist of the portion of a distribution not includible in the gross income of the Member, the Plan shall separately account for the portion of the distribution that is includible in gross income and the portion of the distribution that is not so includible, and any amount received as a Rollover Contribution from a designated Roth account, as defined in section 402A of the Code (and only to the extent the rollover is permitted under the rules of section 402(c) of the Code), will be allocated to a Roth Rollover Contributions Sub-Account within the Member’s Rollover Contributions Sub-Account.  The Company may establish such other Sub-Accounts, to the extent deemed necessary or desirable, in order to separately account for contribution and/or investment sources.

5.3Reports.  The Company shall cause reports to be made at least annually to each Member and to the Beneficiary of each deceased Member as to the value of his Account and the amount of his Vested Interest.

5.4Valuation of Investment Funds.
(1)The Trustee shall, as of the close of business on each Valuation Date, determine the value of each Investment Fund.  Each such valuation shall be made on the basis of the market value (as determined by the Trustee) of the assets of each Fund, except that property which the Trustee determines does not have a readily determinable market value, and bonds and notes issued or guaranteed by the United States, shall be valued at fair market value as determined by the Trustee in such manner as it deems appropriate, and the Trustee’s determination of such value shall be conclusive on all interested persons for all purposes of the Plan.  A similar valuation shall be made at any other time upon the written direction of the Administrative or the Investment Committee to the Trustee or when the Trustee deems it appropriate to make such a valuation.  In accordance with section 401(a)(28)(C) of the Code, valuation of Holdings Stock that is or becomes

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not readily tradable on an established securities market shall be made by an independent appraiser who meets the requirements similar to the requirements of the regulations prescribed under section 170(a)(1) of the Code.
(2)The Trustee shall determine, from the change in value of each Investment Fund between the current Valuation Date and the then last preceding Valuation Date, the net gain or loss of each such Fund during such period resulting from expenses and realized and unrealized earnings, profits and losses of the Fund during such period.  For this purpose, (a) the transfer of funds to or from an Investment Fund pursuant to Section 5.5, (b) contributions allocated to an Investment Fund, (c) payments, distributions and withdrawals from an Investment Fund to pay Plan related fees or provide loans, distributions or benefits under the Plan for Members or Beneficiaries and (d) the transfer of amounts from a Member’s Non-ESOP Account to the ESOP Account pursuant to Section 5.6 shall not be deemed to be earnings, profits, expenses or losses of the Investment Fund.
(3)After each Valuation Date, the net gain or loss of each Investment Fund determined pursuant to Subsections (1) and (2) of this Section shall be allocated as of such Valuation Date to the Accounts of Members and Beneficiaries of deceased Members in proportion to the amounts of such Accounts invested in each Fund on such Valuation Date.  In determining the amounts of Accounts on a Valuation Date for the purposes of this Subsection (3), the Investment Committee shall adopt rules to the effect that in determining the allocation of the net gain or loss of each Investment Fund for any such period there shall be counted, on a proportionate basis, contributions to or distributions from, or other credits or debits to, the Accounts of Members and Beneficiaries since the beginning of such period to the extent the amounts so distributed or debited were in such Fund during such period.  Such rules shall be uniform in their application to all persons who are similarly situated.

5.5Investment of Contributions/Liquidation.
(1)Subject to Sections 3.12, 4.14 and 5.6, each Member may, pursuant to rules and procedures adopted by the Administrative Committee, direct that all amounts contributed to the Plan by or for him shall be invested in any or all of the Investment Funds (subject to the limitations on Self-Directed Investment Accounts and managed accounts described in this Section).  An investment option selected by a Member shall remain in effect and be applicable to all subsequent

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such Contributions made by or for him unless and until an investment change is made by him and becomes effective pursuant to rules and procedures adopted by the Administrative Committee.
(2)Subject to Sections 3.12, 4.14 and 5.6, each Member may, pursuant to rules and procedures adopted by the Administrative Committee, make a change in the investment options selected by the Member with respect to amounts then held in his Account, including an election to transfer amounts then held in his Account into or out of a Self-Directed Investment Account; provided, however, that (a) no such transfer into a Self-Directed Investment Account will result in more than 50% of a Member’s Vested Interest being then held in a Self-Directed Investment Account, (b) only amounts attributable to a Member’s Vested Interest and no less than a minimum amount designated by the Investment Committee may be transferred to a Self-Directed Investment Account, and (c) a Self-Directed Investment Account may not invest in Holdings Stock or any other type of security or other property designated by the Investment Committee as an impermissible investment for a Self-Directed Investment Account.
(3)Default Investment Funds.  In the absence of an effective investment direction and/or an effective investment change, (i) Prior ESOP Contributions shall be invested in the ESOP Holdings Stock Sub-Fund (or in such other Investment Fund as the Investment Committee shall designate for such purpose) and (ii) all other contributions shall be invested in such Investment Fund or Funds (each of which shall be a “qualified default investment alternative” within the meaning of Department of Labor regulations), and in such proportions, as is designated by the Investment Committee from time to time for such purpose.
(4)Diversification of ESOP Account.  To the extent not otherwise permitted by the preceding provisions of this Section, Members shall be permitted, pursuant to procedures established by the Administrative Committee, to diversify the investment of their ESOP Account to the extent required by section 401(a)(28)(B) of the Code, provided that such members are “qualified participants” within the meaning of section 401(a)(28) of the Code.
(5)Managed Account Service.  For purposes of this Section, effective as of October 1, 2018, a Member may act individually or utilize a managed account service, under which investment directions for the selection of investment options from the available Investment Funds (other than the Self-Directed Investment Account) will be provided by a registered investment manager on behalf of the Member appointed under the Plan for this purpose, in accordance with rules and procedures established by the Investment Committee.  Elections shall be subject to such

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additional rules or restrictions imposed by the Trustee or investment manager, and the Trustee and investment manager may decline to implement any election it deems inappropriate in light of such rules or restrictions
(6)Liquidation of Investment Funds.  Except as expressly provided otherwise in the Plan, loans, withdrawals, forfeitures and other distributions from a Member’s Account shall first be allocated among the Investment Funds (other than the Self-Directed Investment Account) in the same proportion as the value (determined as of the Valuation Date that is the effective date of such distribution) of such Member’s Sub-Accounts invested in each such Investment Fund bears to the total value (determined as of such Valuation Date) of such Sub-Accounts.  In the event that additional funds are needed to fund such distributions, the Member’s investments in his Self-Directed Investment Account shall be liquidated in accordance with the methodology and hierarchy determined by the Administrative Committee as in effect from time to time.

5.6ESOP Account and Non-ESOP Account.
(1)Amounts that Members choose to invest in any Investment Fund other than the Holdings Stock Fund shall be held in the Member’s Non-ESOP Account.
(2)As described in Section 3.12 and 4.14, certain amounts held in the Member’s Non-ESOP Account that are invested in Holdings Stock shall initially be invested in the Non-ESOP Holdings Stock Sub-Fund, subject to transfer to the Member’s ESOP Account.  Any amount of the Participant’s Non-ESOP Account invested in Holdings Stock as of the first day of the Plan Year immediately succeeding the Plan Year in which the contributions comprising such amounts were contributed to the Plan shall automatically be transferred to the Member’s ESOP Account and the ESOP Holdings Stock Sub-Fund effective as of such date.

5.7Directions to Trustee.  The Administrative Committee shall give appropriate and timely directions to the Trustee in order to permit the Trustee to give effect to the investment choice and investment change elections made under Section 5.5 and to provide funds for loans, distributions and withdrawals pursuant to Section 5.8 and Article VI.
5.8Loans to Members.
(1)A Member who is an Employee or a “party in interest” within the meaning of section 3(14) of ERISA, but who is not a Disabled Member, may apply on the form provided by the Administrative Committee for a loan from his Vested Interest in his Account.  If the Committee

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determines that the Member is not in bankruptcy or similar proceedings and is entitled to a loan in accordance with the following provisions of this Section, the Committee shall direct the Trustee to make a loan to the Member from his Account.  Each loan shall be charged against the Member’s Vested Interest in his Sub-Accounts as follows:  first, against the Member’s Rollover Contributions Sub-Account (excluding the Roth Rollover Contributions Sub-Account), if any; second, to the extent necessary, against the Member’s Before-Tax Contributions Sub-Account, if any; third, to the extent necessary, against the Member’s Qualified Nonelective Contributions Sub-Account, if any; fourth, to the extent necessary, against the Member’s Matching Employer Contributions Sub-Account, if any; fifth, to the extent necessary, against the Member’s Nonelective Employer Contributions Sub-Account, if any; sixth, to the extent necessary, against the Member’s Transitional Employer Contributions Sub-Account, if any; seventh, to the extent necessary, against the Member’s Prior ESOP Contributions Sub-Account, if any; eighth, to the extent necessary, against the Member’s Weartech Prior Matching Contributions Sub-Account, if any; ninth, to the extent necessary, against the Member’s FSP Contributions Sub-Account; tenth, to the extent necessary, against the Member’s FSP Plus Contributions Sub-Account; eleventh, to the extent necessary, against the Member’s Harris Prior Employer Contributions Sub-Account, if any; twelfth, to the extent necessary, against the Member’s Roth Rollover Contributions Sub-Account; thirteenth, to the extent necessary, against the Member’s Roth Contributions Sub-Account; fourteenth, to the extent necessary, against the Member’s Rimrock Prior Employer Contributions Sub-Account, if any;  fifteenth, to the extent necessary, against the Member’s Wolf Prior Employer Contributions Sub-Account, if any; sixteenth, to the extent necessary, against the Member’s Pro-Systems Prior Employer Contributions Sub-Account, if any; seventeenth, to the extent necessary, against the Member’s Techalloy Prior Employer Contributions Sub-Account, if any; eighteenth, to the extent necessary, against the Member’s Tennessee Rand Prior Employer Contributions Sub-Account, if any; and nineteenth, to the extent necessary, against the Member’s Wayne Trail Prior Employer Contributions Sub-Account, if any.
(2)A Member shall not be entitled to a loan under this Section unless the Member consents to (a) the use of the Member’s Account as security as provided in Subsection (5)(c) of this Section and (b) the possible reduction of the Member’s Account as provided in Subsection (6) of this Section.

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(3)Each loan shall be in an amount that is not less than $1,000.  A Member may have up to three loans outstanding at any one time.  The maximum loan to any Member (when added to the outstanding balance of all other loans to the Member from all qualified employer plans (as defined in section 72(p)(4) of the Code) of the Controlled Group) shall be an amount that does not exceed the lesser of:
(a)$50,000, reduced by the excess (if any) of (i) the highest outstanding balance of such other loans during the one-year period ending on the day before the date on which such loan is made, over (ii) the outstanding balance of such other loans on the date on which such loan is made, or
(b)50% of the value of such Member’s Vested Interest in his Account on the date on which such loan is made.
(4)For each Member for whom a loan is authorized pursuant to this Section, the Committee shall (a) direct the Trustee to liquidate the Member’s interest in the Investment Funds, on a pro rata basis, to the extent necessary to provide funds for the loan, (b) direct the Trustee to disburse such funds to the Member upon the Member’s execution of the promissory note and security agreement referred to in Subsection (5)(d) of this Section, (c) transmit to the Trustee the executed promissory note and security agreement referred to in Subsection (5)(d) of this Section, and (d) establish and maintain a separate recordkeeping account within the Member’s Account (the “Loan Account”) (i) which initially shall be in the amount of the loan, (ii) to which the funds for the loan shall be deemed to have been allocated and then disbursed to the Member, (iii) to which the promissory note shall be allocated and (iv) which shall show the unpaid principal of and interest on the promissory note from time to time.  All payments of principal and interest by a Member shall be credited initially to his Loan Account and applied against the Member’s promissory note, and then invested in the Investment Funds pursuant to the Member’s direction under Section 5.5.
(5)Loans made pursuant to this Section:
(a)shall be made available to all Members on a reasonable equivalent basis;
(b)shall not be made available to Highly Compensated Employees in a percentage amount greater than the percentage amount made available to other Members;
(c)shall be secured by the Member’s Loan Account; and

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(d)shall be evidenced by a promissory note and security agreement executed by the Member that provides for:
(i)the security referred to in paragraph (c) of this Subsection;
(ii)a rate of interest determined by the Committee in accordance with applicable law;
(iii)repayment within a specified period of time, which shall not extend beyond five years, unless the loan is used to acquire any dwelling unit that within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the Member, in which case the maximum repayment period shall not extend beyond fifteen years;
(iv)repayment in equal payments over the term of the loan, with payments not less frequently than quarterly, provided, however, that the Administrative Committee may waive such requirement for a period of not longer than one year in the case of a Member who is on an unpaid leave of absence in accordance with Treasury regulations issued under section 72(p) of the Code; and
(v)for such other terms and conditions as the Committee shall determine, that shall include provision that:
(A)with respect to a Member who is an Employee, the loan will be repaid pursuant to authorization by the Member of equal payroll deductions over the repayment period sufficient to amortize fully the loan within the repayment period, provided, however, the Committee may waive the requirement of equal payroll deductions if the Company payroll through which the Member is paid cannot accommodate such deductions;
(B)the loan shall be prepayable in whole at any time without penalty; and
(C)the loan shall be in default and become immediately due and payable upon the first to occur of the following events:
(I)the Member’s failure to make required payments on the promissory note;
(II)in the case of a Member who is not an Employee, distribution of his Account; or

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(III)the filing of a petition, the entry of an order or the appointment of a receiver, liquidator, trustee or other person in a similar capacity, with respect to the Member, pursuant to any state or federal law relating to bankruptcy, moratorium, reorganization, insolvency or liquidation, or any assignment by the Member for the benefit of his creditors.
(6)Notwithstanding any other provision of the Plan, a loan made pursuant to this Section shall be a first lien against the Member’s Loan Account.  Any amount of principal or interest due and unpaid on the loan at the time of any default on the loan shall be satisfied by deduction from the Member’s Loan Account, and shall be deemed to have been distributed to the Member, as follows:
(a)in the case of a Member who is an Employee and who is not, at the time of the default, eligible to receive distribution of his Account under the provisions of Article VI, other than Section 6.7(1), or by order of a court, at such time as he first becomes eligible to receive distribution of his Account under the provisions of Article VI, other than Section 6.7(1), or by order of a court; or
(b)in the case of any other Member, immediately upon such default.
(7)Notwithstanding any other provision of the Plan, loan repayments will be suspended under the Plan as permitted under section 414(u)(4) of the Code (for Members on a leave of absence for “qualified military service” (as defined in Section 11.8)).
(8)Loans outstanding under the Harris Plan on July 31, 2017 were transferred to the Plan and shall continue to be governed by the terms in effect for such loans under the Harris Plan on July 31, 2017.  Further, the limitation set forth in Subsection (3) of this Section on the number of loans that a Member may have outstanding at any one time shall not apply to a Former Harris Plan Participant who on July 31, 2017 had more than three loans outstanding under the Harris Plan, provided, however, that such Former Harris Plan Participant shall not be eligible obtain a loan under this Plan until he has less than three loans outstanding under the Plan, and thereafter shall be subject to the limitation set forth in Subsection (3).
(9)Loans outstanding under the Rimrock Plan or Wolf Plan on December 31, 2019 were transferred to the Plan and shall continue to be governed by the terms in effect for such loans

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under the Rimrock Plan or Wolf Plan, as applicable, on December 31, 2019, and such loans shall not be subject to the $1,000 minimum loan amount set forth in Subsection (3) of this Section.
(10)Loans outstanding under the Pro-Systems Plan on January 15, 2021 were transferred to the Plan and shall continue to be governed by the terms in effect for such loans under the Pro-Systems Plan on January 15, 2021, and such loans shall not be subject to the maximum repayment period for a loan used to acquire a principal residence of the Member set forth in Subsection (5)(d)(iii) of this Section.

5.9Dividends on Holdings Stock.  Notwithstanding any other provision of the Plan, cash dividends paid on shares of Holdings Stock that are held in the ESOP Account and the ESOP Holdings Stock Sub-Fund as of the record date of such dividend shall be, at the election of the Member or his Beneficiary, either:
(1)paid by Lincoln Electric Holdings, Inc. in cash to the Member or Beneficiary, or, at the discretion of the Administrator, paid by Lincoln Electric Holdings, Inc. to the Trust and distributed from the Trust to Members or Beneficiaries, not later than ninety (90) days after the close of the Plan Year in which paid to the Plan; or
(2)paid to the Plan and reinvested in the ESOP Holdings Stock Sub-Fund.

In the absence of an effective election under this Section, dividends on Holdings Stock shall be paid to the Plan and reinvested in the ESOP Holdings Stock Sub-Fund.  The Plan Administrator shall determine the scope, manner and timing of the elections, dividend payments or distributions, and reinvestment in Holdings Stock described herein in any manner that is consistent with section 404(k) of the Code and other applicable provisions of the Code and ERISA.  Notwithstanding any other provision of the Plan to the contrary, (i) the election to receive a cash payment of dividends on shares of Holdings Stock shall not apply to shares of Holdings Stock held in the Non-ESOP Holdings Stock Sub-Fund and (ii) all dividends reinvested in either the Non-ESOP Holdings Stock Sub-Fund or the ESOP Holdings Stock Sub-Fund shall be 100% vested and nonforfeitable at all times.

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ARTICLE VI -DISTRIBUTIONS

6.1Distributions.  A Member’s interest in the Trust Fund shall only be distributable as provided in this and the following Sections of this Article.  A Member or Beneficiary who is eligible to receive a distribution under applicable Sections of this Article shall obtain an application for that purpose from the Administrative Committee and file with the Administrative Committee his application in writing on such form, furnishing such information as the Administrative Committee may reasonably require, including satisfactory proof of his age and that of his Spouse (if applicable) and any authority in writing that the Administrative Committee may request authorizing it to obtain pertinent information, certificates, transcripts and/or other records from any public office.

6.2Distributions on Death While an Employee.  If a Member dies while in the employ of a Controlled Group Member or, while performing “qualified military service” (as defined in Section 11.8), his entire Account, valued as of the Valuation Date coinciding with or next following the date on which the Death Beneficiary’s application for distribution is received by the Administrative Committee, shall be paid to the Member’s Death Beneficiary in a lump sum in cash within 60 days after such Valuation Date. Notwithstanding the foregoing, if the Member’s Death beneficiary is his Spouse, such distribution shall be made no later than the date on which the Member would have attained age 70 ½, or if the Member’s Death Beneficiary is not his Spouse, such distribution shall be made within the one year period commencing on the date of the Member’s death.

6.3Distributions on Employment Severance.
(1)Upon a Member’s Employment Severance, the Member shall be eligible to elect the distribution of his entire Vested Interest, valued as of the Valuation Date specified in Subsection (3) of this Section, and it shall be paid to him pursuant to one of the following methods as the Member shall elect:
(a)such amount shall be paid to him in a lump sum in cash, or
(b)such amount shall be paid to him in cash in not more than 10 annual installments, as elected by the Member, with each annual installment being based on the value of the Member’s Vested Interest in his Account on the Valuation Date immediately

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preceding the date such installment is to be paid and being a fraction of such value, in which the numerator is one and the denominator is the total number of remaining annual installments to be made. Except as otherwise provided under any procedures implemented by the Administrative Committee, including any Member elections permitted by such procedures, installment distributions will be charged against the Sub-Accounts in the Member’s Account on a pro-rata basis.
(2)An election by a Member pursuant to Subsection (1) of this Section may be made by the Member in writing on an application prescribed by the Administrative Committee pursuant to Section 6.1, signed by the Member and filed with the Administrative Committee and may be changed or revoked at any time before the date on which the Member’s Account is to be paid or commence to be paid pursuant to Subsection (3) of this Section. Notwithstanding the previous sentence, a Member who begins to receive a distribution of his entire Vested Interest in annual installments pursuant to Subsection (1)(b) of this Section may elect at any time prior to his receipt of his entire Vested Interest to receive the remainder of his Vested Interest in a lump sum in cash. Such an election shall be made by the Member in writing on an application prescribed by the Administrative Committee pursuant to Section 6.1, signed by the Member and filed with the Administrative Committee.
(3)Distributions to a Member pursuant to this Section shall be based on the value of the Member’s Vested Interest in his Account on the Valuation Date coinciding with or next following the later of (a) the date on which he files his application with the Administrative Committee pursuant to Section 6.1 or (b) his Employment Severance Date, and shall be paid or commence to be paid to the Member within 60 days after such Valuation Date.
(4)Notwithstanding any other provision of the Plan, if the value of a Member’s Vested Interest on the Valuation Date coinciding with or next following his Employment Severance Date does not exceed $1,000, such Vested Interest shall be paid to him in a lump sum in cash (or, if the value of the Member’s Vested Interest on such Valuation Date is zero, shall be deemed to have been paid to him in a lump sum) within 60 days after such Valuation Date.
(5)In the case of a Member who incurs an Employment Severance, if any portion of the Member’s Account is not nonforfeitable under Section 1.1(88), that portion shall be forfeited as of the earlier of (a) the Valuation Date specified in Subsection (3) (if payment is made in the form of a lump sum) or Subsection (4) of this Section, as applicable and (b) the Valuation Date

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coinciding with or next following the date on which he incurs five consecutive 1-Year Breaks in Service.  Amounts, if any, forfeited pursuant to this Subsection shall be used to pay expenses of administering the Plan or to reduce subsequent Employer Contributions, as determined by the Committee in its discretion.  In the event of the termination of the Plan, any forfeiture not so applied at the time of such termination shall be returned to the Employers.
(6)If the Vested Interest of a Member who incurs an Employment Severance is paid (or deemed to be paid) to him in a lump sum, such Member’s Years of Vesting Service to which such lump sum payment relates shall thereafter be disregarded for the purpose of determining his Vested Interest in the amount attributable to Employer Contributions included in such payment.  Notwithstanding the provisions of the immediately preceding sentence, however, if (a) such Member’s Vested Interest is less than 100% of his Account, (b) he is rehired as an Employee before he incurs five consecutive 1-Year Breaks in Service and (c) he repays to the Trust Fund, not later than the earlier of (i) the end of the five-year period beginning with his date of rehire or (ii) the close of the first period of five consecutive 1-Year Breaks in Service incurred by him after such payment of his Vested Interest, an amount equal to such payment (including the amount attributable to his Member contributions included in such payment), (A) his said Years of Vesting Service to which such payment related shall be reinstated for all purposes of the Plan and (B) the amount of his Account shall be restored, as of the date of such repayment, to an amount equal to the sum of the amount paid to him and the amount forfeited under the preceding Subsections of this Section.  For purposes of the preceding sentence, a Member whose Vested Interest was deemed to have been distributed to him at the time of his Employment Severance shall be deemed to have repaid such distribution upon his rehire as an Employee.
(7)If a Former Weartech Plan Participant who forfeited all or a portion of his interest under the Weartech Plan on account of a distribution (or deemed distribution) to him from the Weartech Plan prior to August 29, 2016 is reemployed as an Eligible Employee under this Plan on or after August 29, 2016 but prior to incurring five consecutive 1-Year Breaks in Service, such Former Weartech Plan Participant shall have the right to repay to the Trust Fund the full amount of the distribution on or before the earlier of (a) the date such Former Weartech Plan Participant incurs five consecutive 1-Year Breaks in Service following the date of distribution or (b) the end of the five year period beginning with the date on which such Former Weartech Plan Participant is reemployed.  If a Former Weartech Plan Participant who received a deemed distribution from

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the Weartech Plan prior to August 29, 2016 is reemployed as an Eligible Employee on or after August 29, 2016 but prior to incurring five consecutive 1-Year Breaks in Service, such Former Weartech Plan Participant will be deemed to have immediately repaid such distribution to the Plan.  In the event of a repayment as described in this Subsection, the Former Weartech Plan Participant’s Year of Vesting Service to which such payment related shall be reinstated and an Account shall be established for such Former Weartech Plan Participant with a value that is not less than the sum of the amount of the distribution and the amount forfeited at the time the distribution was made, unadjusted for any subsequent gains or losses.  Thereafter, the portion of such Former Weartech Plan Participant’s Account that is derived from Matching Employer Contributions and Weartech Prior Matching Contributions shall be 20% nonforfeitable on and after completion of two Years of Vesting Service and 100% nonforfeitable on and after completion of three Years of Vesting Service.  The sources for restoration of the Former Weartech Plan Participant’s forfeitures shall, in the discretion of the Employer, be income or gain to the Plan, forfeitures or Employer Contributions.  Notwithstanding any provision of the Weartech Plan, any forfeitures arising under the provisions of the Weartech Plan that have not been allocated or applied as of August 29, 2016 shall be used to pay expenses of administering the Plan or to reduce subsequent Employer Contributions, as determined by the Committee in its discretion.
(8)If a Former Harris Plan Participant who forfeited all or a portion of his interest under the Harris Plan on account of a distribution to him from the Harris Plan prior to August 1, 2017 is reemployed as an Eligible Employee under this Plan on or after August 1, 2017 but prior to incurring five consecutive 1-Year Breaks in Service, such Former Harris Plan Participant shall have the right to repay to the Trust Fund the full amount of the distribution on or before the earlier of (a) the date such Former Harris Plan Participant incurs five consecutive 1-Year Breaks in Service following the date of distribution or (b) the end of the five-year period beginning with the date on which such Former Harris Plan Participant is reemployed.  If a Former Harris Plan Participant who received a deemed distribution from the Harris Plan prior to August 1, 2017 is reemployed as an Eligible Employee on or after August 1, 2017 but prior to incurring five consecutive 1-Year Breaks in Service, such Former Harris Plan Participant will be deemed to have immediately repaid such distribution to the Plan.  In the event of a repayment as described in this Subsection, the Former Harris Plan Participant’s Years of Vesting Service to which such payment related shall be reinstated and an Account shall be established for such Former Harris Plan

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Participant with a value that is not less than the sum of the amount of the distribution and the amount forfeited at the time the distribution was made, unadjusted for any subsequent gains or losses.  Thereafter, the portion of such Former Harris Plan Participant’s Account that is derived from Harris Prior Employer Contributions shall be 100% nonforfeitable.  The sources for restoration of the Former Harris Plan Participant’s forfeitures shall, in the discretion of the Employer, be income or gain to the Plan, forfeitures or Employer Contributions.  Notwithstanding any provision of the Harris Plan, any forfeitures arising under the provisions of the Harris Plan that have not been allocated or applied as of August 1, 2017 shall be used to reduce subsequent Employer Contributions.
(9)If a Former Rimrock Plan Participant who forfeited all or a portion of his interest under the Rimrock Plan on account of a distribution (or deemed distribution) to him from the Rimrock Plan prior to January 1, 2020 is reemployed as an Eligible Employee under this Plan on or after January 1, 2020 but prior to incurring five consecutive 1-Year Breaks in Service, such Former Rimrock Plan Participant shall have the right to repay to the Trust Fund the full amount of the distribution on or before the earlier of (a) the date such Former Rimrock Plan Participant incurs five consecutive 1-Year Breaks in Service following the date of distribution or (b) the end of the five-year period beginning with the date on which such Former Rimrock Plan Participant is reemployed.  If a Former Rimrock Plan Participant who received a deemed distribution from the Rimrock Plan prior to January 1, 2020 is reemployed as an Eligible Employee on or after January 1, 2020 but prior to incurring five consecutive 1-Year Breaks in Service, such Former Rimrock Plan Participant will be deemed to have immediately repaid such distribution to the Plan.  In the event of a repayment as described in this Subsection, the Former Rimrock Plan Participant’s Years of Vesting Service to which such payment related shall be reinstated and an Account shall be established for such Former Rimrock Plan Participant with a value that is not less than the sum of the amount of the distribution and the amount forfeited at the time the distribution was made, unadjusted for any subsequent gains or losses.  Thereafter, the portion of such Former Rimrock Plan Participant’s Account that is derived from Rimrock Prior Employer Contributions shall be 100% nonforfeitable.  The sources for restoration of the Former Rimrock Plan Participant’s forfeitures shall, in the discretion of the Employer, be income or gain to the Plan, forfeitures or Employer Contributions.

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(10)If a Former Wolf Plan Participant who forfeited all or a portion of his interest under the Wolf Plan on account of a distribution (or deemed distribution) to him from the Wolf Plan prior to January 1, 2020 is reemployed as an Eligible Employee under this Plan on or after January 1, 2020 but prior to incurring five consecutive 1-Year Breaks in Service, such Former Wolf Plan Participant shall have the right to repay to the Trust Fund the full amount of the distribution on or before the earlier of (a) the date such Former Wolf Plan Participant incurs five consecutive 1-Year Breaks in Service following the date of distribution or (b) the end of the five-year period beginning with the date on which such Former Wolf Plan Participant is reemployed.  If a Former Wolf Plan Participant who received a deemed distribution from the Wolf Plan prior to January 1, 2020 is reemployed as an Eligible Employee on or after January 1, 2020 but prior to incurring five consecutive 1-Year Breaks in Service, such Former Wolf Plan Participant will be deemed to have immediately repaid such distribution to the Plan.  In the event of a repayment as described in this Subsection, the Former Wolf Plan Participant’s Years of Vesting Service to which such payment related shall be reinstated and an Account shall be established for such Former Wolf Plan Participant with a value that is not less than the sum of the amount of the distribution and the amount forfeited at the time the distribution was made, unadjusted for any subsequent gains or losses.  Thereafter, the portion of such Former Wolf Plan Participant’s Account that is derived from Wolf Prior Employer Contributions shall be shall be 100% nonforfeitable.  The sources for restoration of the Former Wolf Plan Participant’s forfeitures shall, in the discretion of the Employer, be income or gain to the Plan, forfeitures or Employer Contributions.
(11)If a Former Pro-Systems Plan Participant who forfeited all or a portion of his interest under the Pro-Systems Plan on account of a distribution (or deemed distribution) to him from the Pro-Systems Plan prior to January 15, 2021 is reemployed as an Eligible Employee under this Plan on or after January 15, 2021 but prior to incurring five consecutive 1-Year Breaks in Service, such Former Pro-Systems Plan Participant shall have the right to repay to the Trust Fund the full amount of the distribution on or before the earlier of (a) the date such Former Pro-Systems Plan Participant incurs five consecutive 1-Year Breaks in Service following the date of distribution or (b) the end of the five-year period beginning with the date on which such Former Pro-Systems Plan Participant is reemployed.  If a Former Pro-Systems Plan Participant who received a deemed distribution from the Pro-Systems Plan prior to January 15, 2021 is reemployed as an Eligible Employee on or after January 15, 2021 but prior to incurring five consecutive 1-Year Breaks in

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Service, such Former Pro-Systems Plan Participant will be deemed to have immediately repaid such distribution to the Plan.  In the event of a repayment as described in this Subsection, the Former Pro-Systems Plan Participant’s Years of Vesting Service to which such payment related shall be reinstated and an Account shall be established for such Former Pro-Systems Plan Participant with a value that is not less than the sum of the amount of the distribution and the amount forfeited at the time the distribution was made, unadjusted for any subsequent gains or losses.  Thereafter, the portion of such Former Pro-Systems Plan Participant’s Account that is derived from Pro-Systems Prior Employer Contributions shall be 100% nonforfeitable.  The sources for restoration of the Former Pro-Systems Plan Participant’s forfeitures shall, in the discretion of the Employer, be income or gain to the Plan, forfeitures or Employer Contributions.
(12)If a Former Techalloy Plan Participant who forfeited all or a portion of his interest under the Techalloy Plan on account of a distribution (or deemed distribution) to him from the Techalloy Plan prior to April 25, 2022 is reemployed as an Eligible Employee under this Plan on or after April 25, 2022 but prior to incurring five consecutive 1-Year Breaks in Service, such Former Techalloy Plan Participant shall have the right to repay to the Trust Fund the full amount of the distribution on or before the earlier of (a) the date such Former Techalloy Plan Participant incurs five consecutive 1-Year Breaks in Service following the date of distribution or (b) the end of the five-year period beginning with the date on which such Former Techalloy Plan Participant is reemployed.  If a Former Techalloy Plan Participant who received a deemed distribution from the Techalloy Plan prior to April 25, 2022 is reemployed as an Eligible Employee on or after April 25, 2022 but prior to incurring five consecutive 1-Year Breaks in Service, such Former Techalloy Plan Participant will be deemed to have immediately repaid such distribution to the Plan.  In the event of a repayment as described in this Subsection, the Former Techalloy Plan Participant’s Years of Vesting Service to which such payment related shall be reinstated and an Account shall be established for such Former Techalloy Plan Participant with a value that is not less than the sum of the amount of the distribution and the amount forfeited at the time the distribution was made, unadjusted for any subsequent gains or losses.  Thereafter, the portion of such Former Techalloy Plan Participant’s Account that is derived from Techalloy Prior Employer Contributions shall be 100% nonforfeitable.  The sources for restoration of the Former Techalloy Plan Participant’s forfeitures shall, in the discretion of the Employer, be income or gain to the Plan, forfeitures or Employer Contributions.

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(13)If a Former Tennessee Rand Plan Participant who forfeited all or a portion of his interest under the Tennessee Rand Plan on account of a distribution (or deemed distribution) to him from the Tennessee Rand Plan prior to April 29, 2022 is reemployed as an Eligible Employee under this Plan on or after April 29, 2022 but prior to incurring five consecutive 1-Year Breaks in Service, such Former Tennessee Rand Plan Participant shall have the right to repay to the Trust Fund the full amount of the distribution on or before the earlier of (a) the date such Former Tennessee Rand Plan Participant incurs five consecutive 1-Year Breaks in Service following the date of distribution or (b) the end of the five-year period beginning with the date on which such Former Tennessee Rand Plan Participant is reemployed.  If a Former Tennessee Rand Plan Participant who received a deemed distribution from the Techalloy Plan prior to April 29, 2022 is reemployed as an Eligible Employee on or after April 29, 2022 but prior to incurring five consecutive 1-Year Breaks in Service, such Former Tennessee Rand Plan Participant will be deemed to have immediately repaid such distribution to the Plan.  In the event of a repayment as described in this Subsection, the Former Tennessee Rand Plan Participant’s Years of Vesting Service to which such payment related shall be reinstated and an Account shall be established for such Former Tennessee Rand Plan Participant with a value that is not less than the sum of the amount of the distribution and the amount forfeited at the time the distribution was made, unadjusted for any subsequent gains or losses.  Thereafter, the portion of such Former Tennessee Rand Plan Participant’s Account that is derived from Tennessee Rand Prior Employer Contributions shall be 100% nonforfeitable.  The sources for restoration of the Former Tennessee Rand Plan Participant’s forfeitures shall, in the discretion of the Employer, be income or gain to the Plan, forfeitures or Employer Contributions.
(14)If a Former Wayne Trail Plan Participant who forfeited all or a portion of his interest under the Wayne Trail Plan on account of a distribution (or deemed distribution) to him from the Wayne Trail Plan prior to May 2, 2022 is reemployed as an Eligible Employee under this Plan on or after May 2, 2022 but prior to incurring five consecutive 1-Year Breaks in Service, such Former Wayne Trail Plan Participant shall have the right to repay to the Trust Fund the full amount of the distribution on or before the earlier of (a) the date such Former Wayne Trail Plan Participant incurs five consecutive 1-Year Breaks in Service following the date of distribution or (b) the end of the five-year period beginning with the date on which such Former Wayne Trail Plan Participant is reemployed.  If a Former Wayne Trail Plan Participant who received a deemed distribution from

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the Wayne Trail Plan prior to May 2, 2022 is reemployed as an Eligible Employee on or after May 2, 2022 but prior to incurring five consecutive 1-Year Breaks in Service, such Former Wayne Trail Plan Participant will be deemed to have immediately repaid such distribution to the Plan.  In the event of a repayment as described in this Subsection, the Former Wayne Trail Plan Participant’s Years of Vesting Service to which such payment related shall be reinstated and an Account shall be established for such Former Wayne Trail Plan Participant with a value that is not less than the sum of the amount of the distribution and the amount forfeited at the time the distribution was made, unadjusted for any subsequent gains or losses.  Thereafter, the portion of such Former Wayne Trail Plan Participant’s Account that is derived from Wayne Trail Prior Employer Contributions shall be 100% nonforfeitable.  The sources for restoration of the Former Wayne Trail Plan Participant’s forfeitures shall, in the discretion of the Employer, be income or gain to the Plan, forfeitures or Employer Contributions.

6.4Distributions on Death after Employment Severance. If a Member dies after his Employment Severance and before his entire Vested Interest has been paid to him, the undistributed portion of his Vested Interest valued as of the Valuation Date described in Section 6.2, shall continue to be paid to his Death Beneficiary in the same manner as it was being paid to the Member, or if the Death Beneficiary so elects, shall be paid in a lump sum in cash within 60 days after the Valuation Date coinciding with or next following the date on which the Death Beneficiary makes such election. That portion of such Member’s Account that is not nonforfeitable under Section 1.1(88) shall be forfeited as of the date of his death and such forfeited amount shall be applied as provided in Section 6.3(5).

6.5Distributions Pursuant to a QDRO.  If a qualified domestic relations order (as defined in section 414(p) of the Code) so provides, the portion of a Member’s Account payable to the alternate payee(s) may be distributed to the alternate payee(s) at the time specified in such order, regardless of whether the Member is entitled to a distribution from the Plan at such time.  The portion of the Account so payable shall be valued as of the Valuation Date coincident with or next following the date specified in such order.

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6.6Latest Time of Distribution.
(1)The distribution of a Member’s Vested Interest shall occur, or if such distribution is to take place over a period of time, such distribution shall begin, as provided in the preceding Sections of this Article, but (subject to the application requirements of Section 6.1) in no event later than 60 days after the close of the Plan Year in which the latest of the following events occur:  (a) the date on which the Member attains age 60, (b) the 10th anniversary of the year in which the Member commenced membership in the Plan, or (c) the Member’s termination of employment with the Controlled Group.
(2)Distributions Pursuant to Section 401(a)(9) of the Code.
(a)Definitions.  For the purposes of this Section, the following terms, when used with initial capital letters, shall have the following respective meanings:
(i)Designated Beneficiary:  The person who is designated as the Beneficiary as defined in the Plan and is the designated beneficiary under section 401(a)(9) of the Code and section 1.401(a)(9)-4, Q&A-1, of the Treasury Regulations.
(ii)Distribution Calendar Year:  A calendar year for which a minimum distribution is required.  For distributions beginning before the Member’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year that contains the Member’s Required Beginning Date.  For distributions beginning after the Member’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 6.6(2)(c).  The required minimum distribution for the Member’s first Distribution Calendar Year will be made on or before the Member’s Required Beginning Date.  The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Member’s Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.
(iii)Life Expectancy:  Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury Regulations.
(iv)Member’s Account Balance:  The Account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution

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Calendar Year (the “Valuation Calendar Year”) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date.  The Account balance for the Valuation Calendar Year includes any amounts rolled over or transferred to the Plan either in the Valuation Calendar Year or in the Distribution Calendar Year if distributed or transferred in the Valuation Calendar Year.
(v)Required Beginning Date:  The applicable date specified in Section 6.6(2)(c) below.
(b)General Rules.  Notwithstanding any provision of the Plan to the contrary, all distributions under the Plan shall be made in accordance with this Section and the Treasury Regulations issued under section 401(a)(9) of the Code, provided that this Section and such Regulations shall override the other distribution provisions of the Plan only to the extent required by the provisions of section 401(a)(9) of the Code and such Regulations.
(c)Time of Distribution.
(i)The Member’s entire Vested Interest will be distributed, or begin to be distributed, to the Member no later than the Member’s Required Beginning Date.  Except as described in (ii) below, the Required Beginning Date of a Member who is a 5% owner (as defined in section 416 of the Code) shall be the April 1 of the calendar year following the calendar year he attains age 70½ and the Required Beginning Date of any other Member shall be the April 1 of the calendar year following the later of (A) the calendar year he terminates employment or (B) the calendar year he attains age 70½.
(ii)If the Member dies before distributions begin, the Member’s entire Vested Interest will be distributed, or begin to be distributed, no later than as follows:
(A)If the Member’s surviving Spouse is the Member’s sole Designated Beneficiary, then, unless the election described in (iv) below is made, distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the

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Member died, or by December 31 of the calendar year in which the Member would have attained age 70½, if later.
(B)If the Member’s surviving Spouse is not the Member’s sole Designated Beneficiary, then, unless the election described in (iv) below is made, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Member died.
(C)If there is no Designated Beneficiary as of September 30 of the year following the year of the Member’s death, the Member’s entire Vested Interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Member’s death.
(D)If the Member’s surviving Spouse is the Member’s sole Designated Beneficiary and the surviving Spouse dies after the Member but before distributions to the surviving Spouse begin, this Section 6.6(2)(c)(ii), other than subparagraph (A), will apply as if the surviving Spouse were the Member.
(iii)For purposes of this Section, unless subparagraph (D) of Section 6.6(2)(c)(ii) applies, distributions are considered to begin on the Member’s Required Beginning Date.  If subparagraph (D) of Section 6.6(2)(c)(ii) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under subparagraph (A) of Section 6.6(2)(c)(ii).
(iv)Notwithstanding the foregoing, if a Member dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the Required Beginning Date specified above if the Member or the Beneficiary elects, on an individual basis, that the Member’s entire Vested Interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Member’s death; provided, however, that if the Member’s surviving Spouse is the Member’s sole Designated Beneficiary and the surviving Spouse dies after the Member but before distributions to either the Member of the surviving Spouse begin, this election will apply as if the surviving Spouse were the Member.  The

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election provided in this Section 6.6(2)(c)(iv) must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin, or by September 30 of the calendar year that contains the fifth anniversary of the Member’s (or, if applicable, surviving Spouse’s) death.
(d)Required Minimum Distributions During Member’s Lifetime.
(i)During the Member’s lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:
(A)the quotient obtained by dividing the Member’s Account balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury Regulations, using the Member’s age as of the Member’s birthday in the Distribution Calendar Year; or
(B)if the Member’s sole Designated Beneficiary for the Distribution Calendar Year is the Member’s Spouse, the quotient obtained by dividing the Member’s Account balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury Regulations, using the Member’s and Spouse’s attained ages as of the Member’s and Spouse’s birthdays in the Distribution Calendar Year.
(ii)Required minimum distributions will be determined under this Section 6.6(2)(d) beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Member’s date of death.
(e)Required Minimum Distributions After Member’s Death.
(i)Death on or after date distributions begin:
(A)If the Member dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Member’s death is the quotient obtained by dividing the Member’s Account balance by the longer of the remaining Life Expectancy of the Member or the remaining Life Expectancy of the Member’s Designated Beneficiary, determined as follows:

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(I)The Member’s remaining Life Expectancy is calculated using the age of the Member in the year of death, reduced by one for each subsequent year.
(II)If the Member’s surviving Spouse is the Member’s sole Designated Beneficiary, the remaining Life Expectancy of the surviving Spouse is calculated for each Distribution Calendar Year after the year of the Member’s death using the surviving Spouse’s age as of the Spouse’s birthday in that year.  For Distribution Calendar Years after the year of the surviving Spouse’s death, the remaining Life Expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse’s birthday in the calendar year of the Spouse’s death, reduced by one for each subsequent calendar year.
(III)If the Member’s surviving Spouse is not the Member’s sole Designated Beneficiary, the Designated Beneficiary’s remaining Life Expectancy is calculated using the age of the Beneficiary in the year following the year of the Member’s death, reduced by one for each subsequent year.
(B)If the Member dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Member’s death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Member’s death is the quotient obtained by dividing the Member’s Account balance by the Member’s remaining Life Expectancy calculated using the age of the Member in the year of death, reduced by one for each subsequent year.
(ii)Death before date distributions begin:
(A)If the Member dies before the date distributions begin and there is a Designated Beneficiary, then, unless the election described in Section 6.6(2)(c)(iv) above is made, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the

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Member’s death is the quotient obtained by dividing the Member’s Account balance by the remaining Life Expectancy of the Member’s Designated Beneficiary, determined as provided in Section 6.6(2)(e)(i).
(B)If the Member dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Member’s death, distribution of the Member’s entire Vested Interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Member’s death.
(C)If the Member dies before the date distributions begin, the Member’s surviving Spouse is the Member’s sole Designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under Section 6.6(2)(c)(ii), this Section 6.6(2)(e)(ii) will apply as if the surviving Spouse were the Member.

6.7Withdrawals.
(1)Withdrawals on Account of Hardship.  A Member who is an Employee and who has obtained all distributions and withdrawals (including distributions of dividends from his ESOP Account under section 404(k) of the Code but not Hardship distributions) then available under all plans maintained by the Controlled Group may request, on a form provided by and filed with the Committee, a withdrawal on account of Hardship of all or a part of his Vested Interest in the following Sub-Accounts (including earnings thereon):  Rollover Contributions Sub-Account (excluding the Roth Rollover Contributions Sub-Account), Before-Tax Contributions Sub-Account, Matching Employer Contributions Sub-Account, Nonelective Employer Contributions Sub-Account, Transitional Employer Contributions Sub-Account, Prior ESOP Contributions Sub-Account, Weartech Prior Matching Contributions Sub-Account, FSP Contributions Sub-Account, FSP Plus Contributions Sub-Account, Harris Prior Employer Contributions Sub-Account, Roth Rollover Contributions Sub-Account, Roth Contributions Sub-Account, Rimrock Prior Employer Contributions Sub-Account, Wolf Prior Employer Contributions Sub-Account and Pro-Systems Prior Employer Contributions Sub-Account.  Upon making a determination that the Member is entitled to a withdrawal on account of Hardship, the Committee shall direct the Trustee to distribute to such Member the amount requested and charge the amount of the withdrawal to the Member’s

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Sub-Accounts in the order set forth in the preceding sentence,  provided, however, that the amount of the withdrawal shall not be in excess of the amount necessary to alleviate such Hardship.  Further, no Hardship withdrawal pursuant to this Section 6.7(1) shall be permitted unless the Member provides the Committee a representation in writing, or in such other form permitted by the Committee, that the Member has insufficient cash or other liquid assets reasonably available to satisfy the Hardship and the Committee does not have actual knowledge that is contrary to the representation.  If, as of December 31, 2019, a Former Rimrock Plan Participant or Former Wolf Plan Participant’s elective deferrals under the Rimrock Plan or Wolf Plan, as applicable, were suspended for a period of six months following receipt of a hardship withdrawal, such suspension shall cease to apply effective January 1, 2020, and such a Former Rimrock Plan Participant or Former Wolf Plan Participant who desires to resume having Before-Tax Contributions and/or Roth Contributions made for him may do so, as of any Valuation Date on or after January 1, 2020, if he is then an Eligible Employee and he enrolls as a contributing Member pursuant to Sections 2.2(1) and 3.1.
(2)Withdrawals upon Attainment of Age 59 ½.  A Member who is an Employee and who is at least age 59 ½ may request, on a form provided by and filed with the Committee, a withdrawal of all or a part of his Vested Interest in his Account.  Any such partial withdrawal shall be charged pro-rata to the Sub-Accounts maintained under the Member’s Account.
(3)Withdrawals of Rollover Contributions.  A Member who is an Employee may request, on a form provided by and filed with the Committee, a withdrawal of all or any part of his Rollover Contributions Sub-Account. Any such partial withdrawal shall be charged pro-rata to the non-Roth Rollover Contributions Sub-Account and the Roth Rollover Contributions Sub-Account under the Member’s Account.
(4)Withdrawals upon incurrence of a Disability.  A Member, who is an Employee and who incurs a Disability, may request, on a form provided by and filed with the Committee, a withdrawal of all or a part of his Vested Interest in his Account.  Any such partial withdrawal shall be charged pro- rata to the Sub-Accounts maintained under the Member’s Account.  For purposes of this Section, a Member is disabled on the date the Committee determines the Member satisfies the definition of Disability. The Committee may require a Member who is a Former Weartech Plan Participant, Former Rimrock Plan Participant, Former Wolf Plan Participant, Former Pro-Systems

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Plan Participant or Former Tennessee Rand Plan Participant to submit to a physical examination in order to confirm the Member’s Disability.
(5)Withdrawals by Certain Former Employees and Certain Beneficiaries.  A Member, who is a former Employee and either (i) a Former Harris Plan Participant or (ii) a Former Tennessee Rand Plan Participant, may request, on a form provided by and filed with the Committee, a withdrawal of a portion of his Vested Interest in his Account.  A Member who is a former Employee and a Former Pro-Systems Plan Participant, or a Beneficiary of such a Member, may request, on a form provided by and filed with the Committee, a withdrawal of a portion of his Vested Interest in his Account. Any such withdrawal shall be charged pro-rata to the Sub-Accounts maintained under the Member’s or Beneficiary’s Account.
(6)Withdrawals upon Attainment of Age 40 for Certain Participants.  A Member, who is an Employee, is at least age 40 and is a Former Rimrock Plan Participant or a Former Wolf Plan Participant, may request, on a form provided by and filed with the Committee, a withdrawal of all or a portion of his Vested Interest in his Account attributable to matching employer contributions or nonelective employer contributions, if any, made to the Rimrock Plan or the Wolf Plan, as applicable.
(7)Withdrawals made pursuant to this Section may be made, effective as of any Valuation Date, upon such prior notice as may be required by the Administrative Committee.  Withdrawals made pursuant to this Section shall be in an amount not less than any minimum amount established by the Administrative Committee.

6.8Effect of Five Consecutive 1-Year Breaks in Service on Vesting Service.   If a Member’s Employment Severance occurs and he is subsequently rehired as an Employee after incurring five consecutive 1-Year Breaks in Service, Years of Vesting Service after such five-year period shall not be taken into account for the purpose of determining his Vested Interest in the amount attributable to Employer Contributions, Weartech Prior Matching Contributions, Harris Prior Employer Contributions, Rimrock Prior Employer Contributions, Wolf Prior Employer Contributions, Pro-Systems Prior Employer Contributions, Techalloy Prior Employer Contributions, Tennessee Rand Prior Employer Contributions or Wayne Trail Prior Employer Contributions allocated to his Account before such five-year period.

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6.9Transfers of Eligible Rollover Distributions.
(1)If a Member, Spouse or a Beneficiary who is a designated beneficiary within the meaning of section 401(a)(9) of the Code (each of which are hereinafter referred to as the “distributee”) is eligible to receive a distribution from the Plan that constitutes an Eligible Rollover Distribution and the distributee elects to have all or a portion of such distribution paid directly to an “eligible retirement plan” (as defined in Subsection (3) of this Section) and specifies the eligible retirement plan to which the distribution is to be paid, such distribution (or portion thereof) shall be made in the form of a direct rollover to the eligible retirement plan so specified.  A distributee may not elect a direct rollover of a portion of an Eligible Rollover Distribution unless the amount to be rolled over is at least $500.  A direct rollover is a payment made by the Plan to the eligible retirement plan so specified for the benefit of the distributee.  Notwithstanding the preceding provisions of this Section, a direct rollover of an Eligible Rollover Distribution shall not be made if a distributee’s Eligible Rollover Distributions for a Plan Year are reasonably expected to total less than $200.
(2)The Company shall prescribe reasonable procedures for elections to be made pursuant to this Section.  Within a reasonable period of time (as prescribed by Treasury regulations or rulings) before the payment of an Eligible Rollover Distribution, the Company shall provide a written notice to the distributee describing his or her rights under this Section and such other information required to be provided under section 402(f) of the Code.  Unless otherwise specifically provided herein, for purposes of this Section, the term “Spouse” shall include a former spouse who is an alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code.
(3)For purposes of this Section, the term “eligible retirement plan” means an individual retirement account or annuity described in section 408 of the Code, a defined contribution plan that meets the requirements of section 401(a) of the Code and accepts rollovers, an annuity plan described in section 403(a) of the Code, an annuity contract described in section 403(b) of the Code, an eligible plan described in section 457(b) of the Code that is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or a political subdivision of a state and that agrees to separately account for amounts transferred into such plan from this Plan, a Roth IRA described in section 408A(b) of the Code, or any other type of plan that is included within the definition of “eligible retirement plan” under section 401(a)(31)(E) of

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the Code.  The preceding definition of “eligible retirement plan” shall apply in the case of a distribution to a Spouse after a Member’s death, or to a Spouse or former spouse who is an alternate payee.  However, in the case of a distributee other than the Member, Spouse or former Spouse who is an alternate payee, the term ‘eligible retirement plan’ shall mean only an individual retirement account or annuity described in section 408 of the Code.
(4)Notwithstanding the foregoing, an Eligible Rollover Distribution from a Roth Contributions Sub-Account or Roth Rollover Contributions Sub-Account will only be made to another designated Roth account (as defined in section 402A of the Code) under an applicable retirement plan described in section 402A(e)(1) of the Code or to a Roth IRA described in section 408A of the Code, and only to the extent the rollover is permitted under the rules of section 402(c) of the Code.

6.10Distribution of Holdings Stock.
(1)Notwithstanding the preceding provisions of this Article, a Member or Beneficiary who is eligible to receive a distribution pursuant to this Article VI (other than a Hardship withdrawal pursuant to Section 6.7(1)) may elect to receive that portion of his distribution that is attributable to his interest in the Holdings Stock Fund in the form of whole shares of Holdings Stock with any fractional shares of Holdings Stock in cash.  This distribution option applies to Holdings Stock held in either a Member’s ESOP Account or in the Non-ESOP Account.
(2)In accordance with sections 409(h)(4), (5) and (6) of the Code, if the Holdings Stock is or becomes not readily tradable on an established market, then any Member who is otherwise entitled to a total distribution from the Plan shall have the non-terminable right (hereinafter referred to as the “Put Option”) to require that his Holdings Stock be repurchased by the Company.  The Trustee may elect to repurchase such Holdings Stock, in lieu of the Company.  The Put Option shall only be exercisable during the sixty-day (60) period immediately following the date of distribution, and if the Put Option is not exercised within such sixty-day (60) period, it can be exercised for an additional sixty (60) days in the following Plan Year.  The amount paid for Holdings Stock pursuant to the exercise of a Put Option as part of a lump sum distribution shall be paid in substantially equal periodic payments (not less frequently than annually) over a period beginning not later than thirty (30) days after the request for total distribution and not exceeding five (5) years.  There shall be adequate security provided and reasonable interest paid on an unpaid

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balance due under this paragraph.  If the Company is required to repurchase Holdings Stock as part of an installment distribution, the amount to be paid for Holdings Stock will be paid not later than thirty (30) days after the exercise of the Put Option.

6.11Transfers of Assets from this Plan to Other Plans.  The Trustee shall, at the direction of the Company, transfer amounts held under this Plan to a trust held under another plan that meets the requirements of sections 401(a) and 501(a) of the Code; provided that such transfer satisfies the requirements of sections 414(l) and 411(d)(6) of the Code and Treasury regulations issued thereunder.

6.12Distributions to Certain Individuals Performing Military Service
(1)To the extent permitted by section 414(u)(12)(B) of the Code, a Member shall be treated as having had an Employment Severance during any period that the Member is performing services in the uniformed services (as defined in section 3401(h)(2)(A) of the Code) on active duty for a period of more than 30 days, and may elect to receive a distribution of all or a portion of his Before-Tax Contributions Sub-Account and Roth Contributions Sub-Account.  A Member who receives a distribution from the Plan by reason of this Section shall have his Before-Tax Contributions and Roth Contributions suspended for a period of 6 months beginning on the date of distribution.  Any such distribution of a portion of the Member’s Before-Tax Contributions and Roth Contributions shall be charged pro-rata to the Member’s Before-Tax Contributions Sub-Account and Roth Contributions Sub-Account.
(2)A Member who is an Employee and is ordered or called to active duty may elect a Qualified Reservist Distribution.  A “Qualified Reservist Distribution” is any distribution, if (a) the distribution is from amounts attributable to Before-Tax Contributions and/or Roth Contributions; (b) the Member was, by reason of being a member of a reserve component, as defined in section 101 of Title 37 of the United States Code, ordered or called to active duty for a period in excess of 179 days or for an indefinite period; and (c) such distribution is made during the period beginning on the date of such order or call, and ending at the close of the Member’s active duty period. Any such distribution of a portion of the Member’s Before-Tax Contributions and Roth Contributions shall be charged pro-rata to the Member’s Before-Tax Contributions Sub-Account and Roth Contributions Sub-Account.

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ARTICLE VII -ADMINISTRATION OF THE TRUST FUND

7.1The Trust Fund.  The Trust Fund shall be held by the Trustee for the exclusive benefit of the Members and their Beneficiaries and shall be invested by the Trustee upon such terms and in such property as is provided in the Plan and in the Trust Agreement.  The Trustee shall, from time to time, make payments, distributions and deliveries from the Trust Fund as provided in the Plan.  The Trustee in its relation to the Plan shall be entitled to all of the rights, privileges, immunities and benefits conferred upon it and shall be subject to all of the duties imposed upon it under the Plan and Trust Agreement.  The Trust Agreement is hereby incorporated in the Plan by reference, and each Employer, by adopting the Plan, affirms the authority of the Company to execute the Trust Agreement (including any amendment or supplement thereto) in its behalf with respect to the Plan.

7.2No Guarantee Against Loss.
(1)Neither the Trustee, the Administrative Committee, the Investment Committee, any investment manager nor any Employer in any manner guarantees the Trust Fund or any part thereof against loss or depreciation.  All persons having any interest in the Trust Fund shall look solely to the Trust Fund for payment with respect to such interest.
(2)Neither the Company, the Investment Committee, the Administrative Committee, any Employer, the Trustee, nor any officer or employee of any of them is authorized to advise a Member or Beneficiary as to the manner in which contributions to the Plan and income thereon should be invested or reinvested.  The selection of the Investment Fund(s) in which a Member or Beneficiary participates is his sole responsibility (or, to the extent that a Member or Beneficiary participates in the managed account service under Section 5.5(5), the responsibility of the investment manager) and the fact that designated Investment Funds are made available under the Plan shall not be construed as a recommendation for the investment of contributions hereunder in all or any of such Funds.
(3)Any decision by a Member or Beneficiary to invest in any Investment Fund or to request a loan shall constitute an exercise of control over the assets allocated to his Account (to the extent of such exercise of control) within the meaning of ERISA section 404(c) and each Member or Beneficiary who so exercises such control shall, by such exercise, release and agree, on his behalf and on behalf of his heirs and beneficiaries, to indemnify and hold harmless the

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Company, Trustee, each Employer, the Investment Committee and the Administrative Committee, and any officer or employee of any of the them, from and against any claim, demand, loss, liability, costs or expense (including reasonable attorney’s fees) caused by or arising out of such exercise, including without limitation, any diminution in value or losses incurred from such exercise.

7.3Payment of Benefits.  All payments of benefits provided for by the Plan shall be made solely out of the Trust Fund in accordance with instructions given to the Trustee by the Administrative Committee pursuant to the terms of the Plan, and neither any Employer, the Administrative Committee, the Investment Committee, any investment manager nor the Trustee shall be otherwise liable for any benefits payable under the Plan.

7.4No Diversion of Trust Fund.  Except as specifically provided in other Sections of the Plan, it shall be and is hereby made impossible, at any time prior to the satisfaction of all liabilities with respect to Employees and their Beneficiaries under the Plan, for any part of the corpus or income of the Trust Fund to be (within the taxable year or thereafter) used for, or diverted to, purposes other than the exclusive benefit of Employees or their Beneficiaries.

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ARTICLE VIII -COMMITTEES

8.1Composition of Committees.  The Administrative Committee and the Investment Committee shall each consist of three or more members who may be, but are not required to be, Members, Employees or directors of an Employer.  The members of the Administrative Committee and the Investment Committee and their successors shall be appointed by the Board to serve for such terms as the Board may fix.  Any member of the Administrative or Investment Committee may be removed at any time by the Board, which may also increase, or decrease to not less than three, the number of Committee members.  Any member of the Administrative or Investment Committee may resign by delivering his written resignation to the Board.  Upon the existence of any vacancy in the membership of the Administrative or Investment Committee, the Board shall appoint a successor, unless the number of Committee members is decreased as provided in this Section.

8.2Certification of Members.  The Company shall certify the number and names of the members of the Administrative Committee and the Investment Committee to the Trustee.  The Trustee may rely upon such certification until it receives written notice from the Company as to a change in the membership of the Administrative or Investment Committee.

8.3Formalities of Committee Action.  The Administrative Committee and the Investment Committee may adopt, and amend from time to time, such rules for its government and the conduct of its business as it deems advisable, including a rule authorizing one or more of its members or its officers to execute instruments on its behalf evidencing its action and the Trustee and any other persons may rely on any instrument signed by such a person or persons so  authorized as properly evidencing the action of the Committee.  The Administrative or Investment Committee may from time to time, by resolution adopted by it, delegate to one or more of its members or officers, to a sub-committee or sub-committees or to an agent or agents of the Committee, such of the Committee’s functions and duties as the Committee deems advisable.  The Administrative or Investment Committee shall each elect its Chairman from its membership, and may elect other officers who need not be Committee members.  Except as may otherwise be provided by rules or procedures adopted by the Committee, the Administrative and Investment Committees may each act by majority action either at a meeting or in writing without a meeting and any action that

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purports to be an action of the Committee and that is evidenced by the signatures of a majority of the members of the Committee shall be deemed to be the action of the Committee.

8.4Administrative Committee Rules/Actions.  The Administrative Committee may from time to time adopt rules for the administration of the Plan.  Such rules may be amended by the Administrative Committee from time to time, but such rules, as the same may be amended, (a) insofar as they apply to the rights of Members, shall be uniform in their application to all Members who are similarly situated and (b) shall not be inconsistent with the terms of the Plan or Trust Agreement. All action taken by the Administrative Committee under the Plan shall treat all persons similarly situated in a uniform and consistent manner.

8.5Functions and Duties of Administrative Committee.
(1)The Administrative Committee shall have such functions and duties and only such functions and duties as are specifically conferred upon it by the Plan or the Trust Agreement or as may be delegated to it pursuant to Section 10.3.  A member of the Administrative Committee shall not be disqualified from acting because of any interest, benefit or advantage, inasmuch as Committee members may be directors of an Employer, Employees or Members, but no Committee member shall vote or act in connection with the Committee’s action relating solely to himself.  Except as may be required by law, no bond or other security need be required of any member of the Administrative Committee in such capacity in any jurisdiction.
(2)The Administrative Committee shall have sole and absolute discretion to interpret the provisions of the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan), to make factual findings with respect to any issue arising under the Plan, to determine the rights and status under the Plan of Members or other persons, to decide disputes arising under the Plan and to make any determinations and findings (including factual findings) with respect to the benefits payable thereunder and the persons entitled thereto as may be required for the purposes of the Plan.  In furtherance of, but without limiting, the foregoing, the Administrative Committee is hereby granted the following specific authorities, which it shall discharge in its sole and absolute discretion in accordance with the terms of the Plan (as interpreted, to the extent necessary, by the Administrative Committee):

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(a)To resolve all questions (including factual questions) arising under the provisions of the Plan as to any individual’s entitlement to become a Member;
(b)To determine the amount of benefits, if any, payable with respect to any person under the Plan (including, to the extent necessary, making any factual findings with respect thereto);
(c)To determine the amount of an Employee’s Compensation; and
(d)To conduct the review procedures specified in Sections 9.3 and 9.4.

All decisions of the Administrative Committee as to the facts of any case, as to the interpretation of any provision of the Plan or its application to any case, and as to any other interpretation, matter or other determination or question under the Plan shall be final and binding on all parties affected thereby subject to the provisions of Sections 8.7, 9.3 and 9.4. The Administrative Committee shall instruct the Trustee as to the benefits to be paid under the Plan and shall furnish the Trustee with any information reasonably required by it for the purpose of the payment of such benefits.

(3)The Administrative Committee may employ such clerical, legal, accounting or other assistance as it deems necessary or advisable for the proper performance of its functions and duties under the Plan.

8.6Reliance on Records.  The Administrative Committee may rely upon the records of a Controlled Group Member or upon any certificate, statement or other representation made to it by an Employee, a Member, a Beneficiary, a Controlled Group Member, an auditor or the Trustee concerning any fact required to be determined under any of the provisions of the Plan and shall not be required to make inquiry into the propriety of any action by an Employer, an auditor or the Trustee.

8.7Revocability of Administrative Committee Action.  Any action taken by the Administrative Committee with respect to the rights or benefits of any person under the Plan shall be revocable by the Administrative Committee as to payments or distributions not theretofore made, pursuant to such action, from the Trust Fund; and appropriate adjustments may be made in future payments or distributions to a Member or his Beneficiary to offset any excess payment or underpayment theretofore made to such Member or his Beneficiary from the Trust Fund.

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8.8Responsibilities of Investment Committee.
(1)The Investment Committee shall have such responsibilities and authority and only such responsibilities and authority as are specifically conferred upon it by the Plan or Trust Agreement or as may be delegated to it pursuant to Section 10.3.  Except as may be required by law, no bond or other security need be required of any member of the Investment Committee in such capacity in any jurisdiction.
(2)The Investment Committee shall have the responsibilities and authority set forth in the Plan and the Trust Agreement, including, but not limited to, the responsibility and authority to:
(a)monitor the performance of the Trustee,
(b)select the Investment Funds to be made available pursuant to Section 5.1,
(c)pursuant to Section 5.5, to select the Investment Fund or Funds that will apply in the absence of a Member’s direction,
(d)designate the person or persons (including the Investment Committee, the Trustee or an investment manager) who will have discretionary investment authority regarding the assets of the Investment Funds, and
(e)to perform the duties specified in Article XIV with respect to Holdings Stock.

8.9Compensation and Expenses.  The members of the Administrative and Investment Committees shall serve without compensation for their services as Committee members unless the Company shall provide for compensation for such services.  The reasonable expenses of the Administrative and Investment Committees shall be paid as provided in Section 12.2.

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ARTICLE IX -CLAIMS PROCEDURES

9.1Method of Filing Claim. Any Member or Beneficiary who believes that he is entitled to receive a benefit under the Plan that he has not received may file with the Administrative Committee a written claim specifying the basis for his claim and the facts upon which he relies in making such claim.  Such a claim must be signed by the claimant or his authorized representative and shall be deemed filed when delivered to any member of the Administrative Committee.

9.2Notification to Claimant.  Unless such claim is allowed in full by the Administrative Committee, the Committee shall (within 90 days after such claim was filed, plus an additional period of 90 days if the Administrative Committee determines that special circumstances require an extension of time for processing the claim and if written notice of the additional 90 day extension of time indicating the specific circumstances requiring the extension and the date by which a decision shall be rendered is given within the first 90 day period) cause written notice to be mailed to the claimant of the total or partial denial of such claim.  Such notice shall be written in a manner calculated to be understood by the claimant and shall state (1) the specific reason(s) for the denial of the claim, (2) specific reference(s) to pertinent provisions of the Plan and/or Trust Agreement on which the denial of the claim was based, (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and (4) a description of the Plan’s review procedure specified in Section 9.3 including the time limits applicable to such procedure and a statement of the claimant’s right to bring a civil action under section 502(a) of ERISA following an adverse benefit determination on review.
9.3Review Procedure.  Within six months after the denial of his claim, the claimant or his duly authorized representative may appeal such denial by filing with the Administrative Committee his written request for a review of his said claim.  If the claimant does not file such request with the Administrative Committee within such six month period, the claimant shall be conclusively presumed to have accepted as final and binding the initial decision of the Administrative Committee on his claim.  If such an appeal is so filed within such six months, a Named Fiduciary designated by the Company shall conduct a full and fair review of such claim.  During such full and fair review, the claimant shall be provided with the opportunity to submit written comments, documents, records, and other information relating to the claim for benefits,

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and reasonable access to and copies of, upon request and free of charge, all documents, records, and other information relevant to the claimant’s claim for benefits.  In addition, such full and fair review shall take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial decision.  The Administrative Committee shall mail or deliver to the claimant written notice of the Named Fiduciary’s decision within a reasonable period of time, but not later than 60 days after the receipt of the request for review unless special circumstances require an extension of time for processing.  If the Administrative Committee determines that an extension of time for processing is required, written notice of the extension shall be furnished to the claimant setting forth the special circumstances requiring an extension of time and the date by which the Named Fiduciary expects to render a decision, and shall be furnished prior to the termination of the initial 60 day period.  In no event shall such extension exceed a period of 60 days from the end of the initial period.  In the case of an adverse decision on review, the notice of decision (a) shall be written in a manner calculated to be understood by the claimant, (b) shall state the specific reason(s) for the decision, (c) shall make specific reference(s) to pertinent provisions of the Plan and/or Trust Agreement on which the decision is based, (d) shall contain a statement that the claimant is entitled to receive, upon request, and free of change, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits and (e) shall contain a statement describing any voluntary appeal procedures offered by the Plan including the claimant’s right to bring an action under section 502(a) of ERISA.  To the extent permitted by applicable law, the decision on review shall be final and binding on all interested persons.  The Named Fiduciary appointed to conduct the review procedure set forth in this Section shall have the same powers to interpret the Plan and make factual findings with respect thereto as are granted to the Administrative Committee under Section 8.5.

9.4Disability Claims and Review Procedure for Former Weartech, Rimrock, Wolf, Pro-Systems and Tennessee Rand Plan Participants.  Notwithstanding any other provision of this Article IX to the contrary, in the case of a determination of Disability (other than pursuant to the Federal Social Security Act) involving a Former Weartech Plan Participant, Former Rimrock Plan Participant, Former Wolf Plan Participant, Former Pro-Systems Plan Participant or Former

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Tennessee Rand Plan Participant, the following claims procedures and review procedures shall apply on or after April 1, 2018:
(a)In the case of such a Disability determination, if a claim is wholly or partially denied by the Administrative Committee, the Administrative Committee shall, within a reasonable period of time, but not later than 45 days (unless such period is extended as provided in the following paragraph) after receipt of the claim by the Plan, notify the claimant in writing of such denial.  Such notice shall be written in a manner calculated to be understood by the claimant and shall (1) state the specific reason(s) for the denial of the claim; (2) make references to the specific provisions of the Plan and/or Trust Agreement on which the denial of the claim is based; (3) contain a description of any additional material or information necessary for the claimant to perfect his claim and an explanation of why it is necessary; (4) contain a description of the Plan’s review procedures, and the time limits applicable to such procedures, including a statement of the claimant’s rights to bring a civil action under section 502(a) of ERISA following an adverse benefit determination on review; (5) include either the specific internal rules, guidelines, protocols, standards or other similar criteria of the Plan relied upon in making the adverse determination or, alternatively, a statement that such rules, guidelines, protocols, standards or other similar criteria of the Plan do not exist; (6) include a discussion of the decision, including an explanation of the basis for disagreeing with or not following: (i) the views presented by the claimant to the Plan of health care professionals treating the claimant and vocational professionals who evaluated the claimant, (ii) the views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with a claimant’s adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination, and (iii) a disability determination made by the Social Security Administration regarding the claimant and presented by the claimant to the Plan; (7) if the adverse benefit determination is based on medical necessity or experimental treatment or a similar exclusion or limit, include either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant’s medical circumstances, or a statement that such explanation will be provided free of charge to the claimant upon request; and (8) contain a statement that the claimant is entitled to

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receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits.
(b)The 45-day period set forth above may be extended by the Administrative Committee for up to 30 days, provided that the Administrative Committee determines that such an extension is necessary due to matters beyond the control of the Administrative Committee and notifies the claimant, prior to the expiration of the initial 45-day period, of the circumstances requiring the extension of time and the date by which the Administrative Committee expects to render a decision.  Additionally, if, prior to the end of the first 30-day extension period, the Administrative Committee determines that, due to matters beyond the control of the Administrative Committee, a decision cannot be rendered within that extension period, the period for making the determination may be extended for up to an additional 30 days, provided that the Administrative Committee notifies the claimant, prior to the expiration of the first 30-day extension period, of the circumstances requiring the extension and the date as of which the Administrative Committee expects to render a decision.  In the event of any extension under this Section, the notice of extension shall specifically explain the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve the issues.  The claimant shall be afforded at least 45 days within which to provide the specified information.  Additionally, in the event that a period of time is extended due to a claimant’s failure to submit information necessary to decide a claim, the period for making the benefit determination shall be tolled from the date on which the notification of the extension is sent to the claimant until the date on which the claimant responds to the request for additional information.
(c)Notices will be provided to the claimant under this Section in a culturally and linguistically appropriate manner by (1) providing services that include answering questions and providing assistance with filing claims and appeals in any applicable non-English language; (2) providing, upon request, a notice in any applicable non-English language; and (3) including in the English versions of all notices, a statement in any applicable non-English language indicating how to access the language services.  With respect to an address in any county to which notice is sent, a non-English language is an “applicable non-English language” if 10% or more of the population residing in the county

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is literate only in that non-English language, as determined in guidance published by the Secretary of the Department of Labor.
(d)Within 180 days after receipt of a notification of a denial of a claim, the claimant or his duly authorized representative may appeal such denial by filing with the Administrative Committee his written request for a review of his claim.  If such an appeal is so filed within 180 days, a Named Fiduciary designated by the Company shall conduct a full and fair review of such claim.  During such full and fair review, the claimant shall be provided with the opportunity to submit written comments, documents, records, and other information relating to the claim for benefits and reasonable access to and copies of, upon request and free of charge, all documents, records, and other information relevant to the claimant’s claim for benefits.  In addition, such full and fair review shall (1) take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination; (2) not afford deference to the initial adverse benefit determination; (3) be conducted by a Named Fiduciary who is neither the individual who made the adverse benefit determination that is the subject of the appeal, nor the subordinate of such individual; (4) provide that, in deciding any appeal of any adverse benefit determination that is based in whole or in part on a medical judgment, the Named Fiduciary shall consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment and who is neither the individual who was consulted in connection with the adverse benefit determination that is the subject of the appeal, nor the subordinate of any such individual; and (5) provide for the identification of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the claimant’s adverse benefit determination, without regard to whether the advice was relied upon in making the initial benefit determination.  Decisions regarding hiring, compensation, termination, promotion or other similar matters with respect to any claims personnel shall not be made based upon the likelihood that the individual will support the denial of benefits.
(e)Before the Plan can issue a denial of an appealed claim, as soon as possible and sufficiently in advance of the date of the notice of final adverse benefit determination, the Named Fiduciary will provide the claimant, free of charge, (1) with any new or

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additional evidence considered, relied upon, or generated by the Plan (or at its direction) in connection with the claim; and (2) with any new or additional rationale on which the final adverse benefit determination is based, to give the claimant a reasonable opportunity to respond prior to the date the final adverse benefit determination is issued.
(f)The decision of the Named Fiduciary shall be made in a writing delivered to the claimant within a reasonable time, but in no event later than 45 days after the receipt of the request for review unless special circumstances require an extension of time for processing.  If the Named Fiduciary determines that an extension of time for processing is required, written notice of the extension shall be furnished to the claimant setting forth the special circumstances requiring an extension of time and the date by which the Named Fiduciary expects to render a decision on review, and shall be furnished prior to the termination of the initial 45-day period.  In no event shall such extension exceed a period of 45 days from the end of the initial 45-day period.
(g)In the case of an adverse benefit determination on review, the notice of the determination shall (1) state the specific reasons for the determination; (2) make reference(s) to specific provisions of the Plan and/or Trust Agreement on which the determination is based; (3)  contain a statement that the claimant is entitled to receive, upon request, and free of charge, reasonable access to, and copies of all documents, records, and other information relevant to the claimant’s claim for benefits; (4) contain a statement describing any voluntary appeal procedures offered by the Plan and the claimant’s right to obtain information about such procedures and a statement of the claimant’s right to bring an action under section 502(a) of ERISA, as well as a description of any applicable contractual limitations period that applies to the claimant’s right to bring such an action, including the calendar date on which the contractual limitations period expires for the claim; (5) include either the specific internal rules, guidelines, protocols, standards, or other similar criteria of the Plan relied upon in making the adverse determination or, alternatively, a statement that such rules, guidelines, protocols, standards, or other similar criteria of the Plan do not exist; (6) include a discussion of the decision, including an explanation of the basis for disagreeing with or not following: (i) the views presented by the claimant to the Plan of health care professionals treating the claimant and vocational professionals who evaluated the claimant, (ii) the views of medical or vocational experts

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whose advice was obtained on behalf of the Plan in connection with a claimant’s adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination, and (iii) a disability determination made by the Social Security Administration regarding the claimant and presented by the claimant to the Plan; and (7) if the adverse benefit determination is based on medical necessity or experimental treatment or a similar exclusion or limit, include either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant’s medical circumstances, or a statement that such explanation will be provided free of charge upon request.
(h)To the extent permitted by applicable law, the determination on review shall be final and binding on all interested persons.  The Plan generally must strictly comply with its claims and appeals procedures; provided, however, that this strict compliance requirement will not be violated, and the claims and appeals process will not be deemed exhausted, if the violation of such procedures: (1) is de minimis; (2) does not cause, and is not likely to cause, prejudice or harm to the claimant; (3) was for good cause or due to matters beyond the control of the Plan; and (4) occurred in the context of an ongoing, good faith exchange of information between the Plan and the claimant (the “de minimis exception”).  The claimant may request a written explanation of the violation from the Named Fiduciary, and the Named Fiduciary must provide such explanation within 10 days, describing why the violation should not cause the internal claims and appeals process to be deemed exhausted.  If a court rejects the claimant’s request for immediate review on the basis that the standards for the de minimis exception were satisfied, the claim shall be considered as re-filed on appeal upon the Plan’s receipt of the court’s decision.  Within a reasonable time after receipt of the court’s decision, the Plan will notify the claimant of the resubmission of the claim.

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ARTICLE X -ADMINISTRATION OF THE PLAN
AND FIDUCIARY RESPONSIBILITIES

10.1Responsibility for Administration.  Except to the extent that particular responsibilities are assigned or delegated to other Fiduciaries pursuant to the Trust Agreement, other Articles of the Plan or Section 10.3, the Company (as the Administrator) shall be responsible for the administration of the Plan.  Each other Fiduciary shall have only such powers, duties, responsibilities and authorities as are specifically conferred upon him or it pursuant to provisions of the Plan or Trust Agreement.

10.2Named Fiduciaries.  For the purposes of the Plan, the Named Fiduciaries shall be the Company, the Administrative Committee, the Investment Committee, the Trustee and the investment manager(s), if any.  The Company may designate any other person or persons as a Named Fiduciary or Named Fiduciaries to perform functions specified in such instrument (or in a delegation pursuant to Section 10.3) that relate to the administration of the Plan, provided such designee accepts such designation.  Such a designation may be terminated at any time by notice from the Company to the designee or by notice from the designee to the Company.

10.3Delegation of Fiduciary Responsibilities.
(1)The Company, the Administrative Committee and the Investment Committee may each delegate to any person or persons any one or more powers, functions, duties and/or responsibilities with respect to the Plan or the Trust Fund.
(2)Any delegation pursuant to Subsection (1) of this Section, (a) shall be signed on behalf of the delegator, be delivered to and accepted in writing by the delegatee, (b) shall contain such provisions and conditions relating to such delegation as the delegator deems appropriate, (c) shall specify the powers, functions, duties and/or responsibilities therein delegated, (d) may be amended from time to time by written agreement signed on behalf of the delegator and by the delegatee and (e) may be revoked (in whole or in part) at any time by written notice from one party to the other.  A fully executed copy of any instrument relating to any delegation (or revocation of any delegation) under the Plan shall be filed with each of the Named Fiduciaries.

10.4Immunities.  Except as otherwise provided in Section 10.5 or by applicable law, (a) no Fiduciary shall have the duty to discharge any duty, function or responsibility that is specifically

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assigned exclusively to another Fiduciary or Fiduciaries by the terms of the Plan or Trust Agreement or is delegated exclusively to another Fiduciary or Fiduciaries pursuant to procedures for such delegation provided for in the Plan or Trust Agreement; (b) no Fiduciary shall be liable for any action taken or not taken with respect to the Plan or Trust Fund except for his own negligence or willful misconduct; (c) no Fiduciary shall be personally liable upon any contract or other instrument made or executed by him or on his behalf in the administration of the Plan or Trust Fund; (d) no Fiduciary shall be liable for the neglect, omission or wrongdoing of another  Fiduciary; and (e) any Fiduciary may rely and shall be fully protected in acting upon the advice of counsel, who may be counsel for any Controlled Group Member, upon the records of a Controlled Group Member, upon the opinion, certificate, valuation, report, recommendation or determination of the Auditor of a Controlled Group Member, or upon any certificate, statement or other representation made by an Employee, a Member, a Beneficiary or the Trustee concerning any fact required to be determined under any of the provisions of the Plan.

10.5Limitation on Exculpatory Provisions.  Notwithstanding any other provision of the Plan or Trust Agreement, no provision of the Plan or Trust Agreement shall be construed to relieve (or have the effect of relieving) any Fiduciary from any responsibility or liability for any obligation, responsibility or duty imposed on such Fiduciary by Part 4 of Title 1 of ERISA.

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ARTICLE XI -MISCELLANEOUS

11.1Spendthrift Provisions.  No right or interest of any kind of a Member or Beneficiary in the Trust Fund shall be anticipated, assigned (either in law or equity), alienated or be subject to encumbrance, garnishment, attachment, execution or levy of any kind, voluntary or involuntary, or any other legal or equitable process, except in accordance with a qualified domestic relations order as defined in section 414(p) of the Code.  The Administrative Committee shall establish procedures to determine the qualified status of domestic relations orders (“QDRO”) and to administer distributions under such qualified orders in accordance with section 414(p) of the Code.  Notwithstanding any provision of the Plan to the contrary, the Plan shall honor a judgment, order, decree or settlement providing for the offset of all or a part of a Member’s benefit under the Plan, to the extent permitted under section 401(a)(13)(C) of the Code; provided that the requirements of section 401(a)(13)(C)(ii) of the Code relating to the protection of the Member’s Spouse (if any) are satisfied.

11.2Facility of Payment.  In the event the Administrative Committee finds that any Member or Beneficiary to whom a benefit is payable under the Plan is (at the time such benefit is payable) unable to care for his affairs because of physical, mental or legal incompetence, the Committee, in its sole discretion, may cause any payment due to him hereunder, for which prior claim has not been made by a duly qualified guardian or other legal representative, to be paid to the person or institution deemed by the Committee to be maintaining or responsible for the maintenance of such Member or Beneficiary; and any such payment shall be deemed a payment for the account of such Member or Beneficiary and shall constitute a complete discharge of any liability therefor under the Plan.

11.3No Enlargement of Employment Rights.  Nothing herein contained shall constitute or be construed as a contract of employment between any Employer and any Employee or Member and all Employees shall remain subject to discipline, discharge and layoff to the same extent as if the Plan had never gone into  effect.  An Employer by adopting the Plan, making contributions to the Trust Fund or taking any other action with respect to the Plan does not obligate itself to continue the employment of any Member or Employee for any period or, except as expressly provided in the Plan, to make any payments into the Trust Fund.

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11.4Merger or Transfer of Assets.  The Company reserves the right to merge or consolidate this Plan with, and/or to transfer all or part of the assets of the Plan to, any other Plan, without the consent of any other Employer.  However, there shall not be any merger or consolidation of the Plan with, or the transfer of assets or liabilities of the Plan to, any other plan, unless each Member of the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer that is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

11.5Action by Company.  Wherever the Company is authorized to act under the Plan (including but not limited to any delegation of its fiduciary powers and responsibilities under the Plan), such action shall be taken, unless otherwise provided in the Plan, by written instrument executed by an officer of the Company.  The Trustee may rely on any instrument so executed as being validly authorized and as properly evidencing the action of the Company.

11.6Severability Provision.  If any provision of the Plan or Trust Agreement or the application thereof to any circumstance or person is invalid, the remainder of the Plan or Trust Agreement and the application of such provision to other circumstances or persons shall not be affected thereby.

11.7Correction of Errors.  Notwithstanding anything herein to the contrary, the Plan Administrator or the Administrative Committee may take such actions or permit such actions to be taken as are necessary and reasonably calculated to correct an administrative error made by an Employer, the Plan Administrator, the Committee, the Trustee or any other Fiduciary or administrator.

11.8Military Service.  Notwithstanding any provisions of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code. “Qualified military service” means any service in the uniformed services (as defined in chapter 43 of title 38 of the United States Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service.

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11.9Recovery of Overpayments.  In the event of an erroneous payment or payment amount in excess of the Plan’s obligation, the Plan may reduce future benefits by the amount of the error or may recover the excess directly from the person to or for whom the payment was made.  This right of recovery does not limit the Plan’s right to recover an erroneous payment in any other manner.

11.10Limitations on Investments and Transactions/Conversions.
(1)The Plan Administrator, in its sole and absolute discretion, may temporarily suspend, in whole or in part, certain Plan transactions, including, without limitation, the right to change or suspend contributions, and/or the right to receive a distribution, loan or withdrawal from an Account in the event of any conversion, change in recordkeeper and/or Plan merger or spinoff.
(2)The Plan Administrator, in its sole and absolute discretion, may suspend, in whole or in part, temporarily or permanently, Plan transactions dealing with investments, including without limitation, the right of a Member to change investment elections or reallocate Account balances in the event of any conversion, change in recordkeeper, change in Investment Funds and/or Plan merger or spinoff.
(3)In the event of a change in Investment Funds and/or a Plan merger or spinoff, the Investment Committee, in its sole and absolute discretion, may decide to map investments from a Member’s prior Investment Fund elections to the then available Investment Funds under the Plan.  In the event that investments are mapped in this manner, the Member shall be permitted to reallocate funds among the Investment Funds (in accordance with the terms of the Plan and any relevant rules and procedures adopted for this purpose) after the suspension period described in Subsection (2) of this Section (if any) is lifted.
(4)Notwithstanding any provision of the Plan to the contrary, the Investment Funds shall be subject to, and governed by, all applicable legal rules and restrictions and the rules specified by the Investment Fund providers in the Fund prospectus(es) or other governing documents thereof (to the extent such rules and procedures are imposed and enforced by the Investment Fund provider against the Plan or a particular Member).  Such rules, procedures and restrictions may limit the ability of a Member to make transfers into or out of a particular Investment Fund and/or may result in additional transaction fees or other costs relating to such transfers.  In furtherance of, but without limiting the foregoing, the Trustee, recordkeeper, Plan

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Administrator, Investment Committee or Investment Fund provider (or their delegate, as applicable) may decline to implement any investment election or instruction where it deems appropriate.

11.11Electronic Media.  Notwithstanding any provision of the Plan to the contrary, including any provision which requires the use of a written instrument, to the extent permitted by applicable law, the Committee may establish procedures for the use of electronic media in communications and transactions between the Plan or the Committee and Members and Beneficiaries.  Electronic media may include, but are not limited to, e-mail, the Internet, intranet systems and telephonic response systems.
11.12Recipients Who Cannot Be Located.  In the event that the Administrative Committee is unable to locate a person entitled to payment of a benefit hereunder after sending a registered mail (or equivalent communication) to such person’s address last known to his Employer and taking such other reasonable steps to locate such person (e.g., using electronic search tools and locater services), then such benefits shall be forfeited.  Any such forfeitures shall not be applied to increase the benefits which Members might otherwise receive under the Plan, but shall be used to reduce the future Employer contributions to, or the administrative expenses of, the Plan.  Notwithstanding the foregoing, in the event that any missing person who would have been entitled to receive benefits forfeited under this Section should subsequently make a claim for such benefits, then the forfeited benefits shall be reinstated and payment of the benefits which had previously been forfeited shall be made (without interest) to the party entitled to such benefits as soon as practicable after the missing person makes a claim therefor.

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ARTICLE XII -OTHER EMPLOYERS

12.1Adoption by Other Employers.  The Employers under the Plan are the Company and those Employers listed on Exhibit A to the Plan.  Any other Controlled Group Member may, with the consent of the Administrative Committee, adopt the Plan and thereby become an Employer hereunder by executing an Instrument of Adoption evidencing such adoption and filing a copy thereof with the Company.  Such Instrument of Adoption shall (subject to such terms and conditions as the Committee may require or approve) become incorporated in the Plan by reference.  Further, such Instrument of Adoption may include such terms and conditions as the Committee requires or approves, including without limitation terms regarding the level of Matching Employer Contributions to be made by the Employer, if any.  By their adoption of the Plan, Employers other than the Company shall be deemed to consent to actions taken by the Company in entering into the Trust Agreement and any other arrangements for the purpose of providing benefits under the Plan, and to authorize the Company and the Administrative Committee to take any actions within the authority of the Company or the Administrative Committee, as applicable, under the terms of the Plan.

12.2Costs and Expenses.  The costs and expenses incurred in connection with the administration of the Plan and Trust Fund (including, without limitation, expenses incurred by the Administrative Committee and Investment Committee), net of any revenue sharing that reimburses or pays directly such costs and expenses, shall be paid from the Trust Fund; provided, however, that (1) the Company, in its absolute discretion, may elect at any time to pay (or have the Employers pay) part or all thereof directly, but any such election shall not bind the Company as to its right to elect with respect to the same or other expenses at any other time to have such expenses reimbursed or paid from the Trust Fund and/or (2) the Administrative Committee and/or Investment Committee may direct that some or all of such administrative costs are to be paid directly by the Members.  In furtherance of, but without limiting the foregoing, the Administrative and/or Investment Committee may direct that recordkeeping and other fees be deducted directly from the Accounts of all Members, or, in the sole discretion of the Administrative and/or Investment Committee, solely from the accounts of specified Members who utilize certain services and/or solely from the accounts of terminated Members (subject to the limitations of Code section 411(a)(11) and the regulations thereunder).

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12.3Withdrawal of Employer.  Any Employer (other than the Company) that adopts the Plan may elect separately to withdraw from the Plan.  Any such withdrawal shall be expressed in an instrument executed by the withdrawing Employer and filed with the Company and the Trustee.  In the event of such a withdrawal of an Employer, or in the event the Plan is terminated as to an Employer (but not all the Employers) pursuant to Section 13.1, such Employer (herein called “former Employer”) shall cease to be an Employer, Employer Contributions of such former Employer and all contributions of or for Employees of such former Employer shall cease.

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ARTICLE XIII -AMENDMENT OR TERMINATION

13.1Right to Amend or Terminate.  Subject to the limitations of Sections 4.10(1) and 7.4 of the Plan, the Company has reserved, and does hereby reserve, the right at any time, without the consent of any other Employer or of the Members, Beneficiaries or any other person, (1) to terminate the Plan, in whole or in part or as to any or all of the Employers or as to any designated group of Employees, Members and their Beneficiaries, or (2) to amend the Plan, in whole or in part.  The Plan may be amended only by the Company.

13.2Procedure for Termination or Amendment.  Any termination or amendment of the Plan pursuant to Section 13.1 shall be expressed in an instrument executed by an officer of the Company and shall become effective as of the date designated in such instrument or, if no date is so designated, on the date of its execution. Such instrument may be executed by electronic signature via DocuSign or by delivery of a scanned, executed copy via facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, each of which will have the same effect as physical delivery of the paper document bearing an original signature.

13.3Distribution Upon Termination.  If the Plan shall be terminated by the Company pursuant to Section 13.1, all contributions to the Plan shall cease, but the Trust Fund shall be distributed as if the Plan had not been terminated.

13.4Amendment Changing Vesting Schedule.
(1)If any Plan amendment changes any vesting schedule under the Plan, each Member having not less than three years of service shall be permitted to elect, during the election period described in Subsection (2) of this Section, to have his nonforfeitable percentage computed under the Plan without regard to such amendment.
(2)Such election period shall begin on the date the Plan amendment is adopted and shall end no earlier than the latest of the following dates:  (a) the date that is 60 days after the day the Plan amendment is adopted, (b) the date that is 60 days after the day the Plan amendment becomes effective, or (c) the date that is 60 days after the day the Member is issued written notice of the Plan amendment by the Company.

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(3)For purposes of Subsection (1) of this Section, a Member shall be considered to have completed three years of service if such Member has completed three years of service, whether or not consecutive, without regard to the exceptions of section 411(a)(4) of the Code, prior to the expiration of the election period described in Subsection (2) of this Section.

13.5Nonforfeitable Amounts.  Notwithstanding any other provision of the Plan, upon the termination or partial termination of the Plan or upon complete discontinuance of contributions under the Plan, the rights of all Employees to benefits accrued to the date of such termination or partial termination or discontinuance, to the extent then funded, or the amounts credited to the Employees’ Accounts, shall be nonforfeitable.

13.6Prohibition on Decreasing Accrued Benefits.  No amendment to the Plan (other than an amendment described in section 412(c)(8) of the Code) shall have the effect of decreasing the accrued benefit of any Member.  For purposes of the preceding sentence, a Plan amendment that has the effect of (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in regulations of the Secretary of the Treasury) or (2) eliminating an optional form of benefit (except as permitted by any such regulations) with respect to benefits attributable to service before the amendment, shall be treated as decreasing accrued benefits, provided, however, that in the case of a retirement-type subsidy, this sentence shall apply only with respect to a Member who satisfies (either before or after the amendment) the preamendment conditions for the subsidy.

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ARTICLE XIV -RULES REGARDING HOLDINGS STOCK

14.1Voting Holdings Stock.  Before each annual or special meeting of the shareholders of the Lincoln Electric Holdings, Inc., the Administrative Committee shall cause to be sent to each Member and Beneficiary who has voting shares of Holdings Stock allocated to his ESOP Account and/or Non-ESOP Account on the record date of such meeting a copy of the proxy solicitation material therefor, together with a form requesting confidential instructions on how to vote the voting shares of Holdings Stock allocated to his Account.  Upon receipt of such instructions, the Trustee shall vote the voting shares allocated to such Member’s or Beneficiary’s Accounts as instructed.  The Trustee shall not vote shares allocated to a Member’s or Beneficiary’s Account for which no instructions are received.  The Trustee shall vote all voting shares of Holdings Stock that represent forfeited Account values that have not been reallocated at the time of any such proxy solicitation in the same proportion as it exercises voting rights as directed by Members and Beneficiaries.  A Member has the right to instruct the Trustee with respect to voting shares of Holdings Stock on all matters which involve the voting of such shares, including the exercise of any appraisal rights, dissenters’ rights or similar rights granted by applicable law to the registered or beneficial holders of Holdings Stock.

14.2Sale of Holdings Stock.  Subject to the rights of Members in a tender offer as described in Section 14.3, the Investment Committee may direct the Trustee to sell shares of Holdings Stock to any person, including the Company, provided that any sale to the Company or other “disqualified person” within the meaning of section 4975 of the Code or “party in interest” within the meaning of section 3(14) of ERISA is made at a price that is not less than adequate consideration as defined in section 3(18) of ERISA and no commission is charged with respect to the sale.

14.3Tender Offer for Holdings Stock.  In the event of a tender offer for shares of Holdings Stock subject to section 14(d)(1) of the Securities Exchange Act of 1934 or subject to Rule 13e 4 promulgated under that Act (as those provisions may from time to time be amended or replaced by successor provisions of federal securities laws), the Company will advise the Trustee of the commencement date of the tender offer.  The Administrative Committee shall cause each Member who has shares of Holdings Stock credited to his ESOP Account and/or Non-ESOP Account to be

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advised in writing of the terms of the tender offer as soon as practicable after its commencement and shall cause each Member to be furnished with a form by which he may instruct the Trustee confidentially to tender shares credited to his Account (whether or not vested).  The Trustee shall tender those shares it has been properly instructed to tender, and shall not tender those shares that it has been properly instructed not to tender or for which no instructions are properly received.  The Trustee shall tender those shares of Holdings Stock that represent forfeited Account values that have not been reallocated at the time of the tender offer in the same proportion as the shares of Holdings Stock credited to Members’ and Beneficiaries’ Accounts were tendered.  The Administrative Committee’s (or its delegate’s) advice to Members will include notice that allocated shares for which no instructions are received shall not be tendered and such related documents as are prepared by any person and provided to the shareholders of the Company pursuant to the Securities Exchange Act of 1934.  The Administrative Committee or its delegate may also provide Members with such other material concerning the tender offer as the Committee or its delegate in its discretion determines to be appropriate.  A Member’s instructions to the Trustee to tender shares will not be deemed a withdrawal or suspension from the Plan or a forfeiture of any portion of the Member’s interest in the Plan.  Funds received in exchange for tendered stock will be credited to the Account of the Member or Beneficiary whose stock was tendered and shall, unless otherwise directed by the Member or Beneficiary, be invested as provided in the Trust Agreement.

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ARTICLE XV -TOP-HEAVY PLAN REQUIREMENTS

15.1Definitions.  For the purposes of this Article, the following terms, when used with initial capital letters, shall have the following respective meanings:
(1)Aggregation Group:  Permissive Aggregation Group or Required Aggregation Group, as the context shall require.
(2)Compensation:  “Compensation” as defined in Section 4.11(3).
(3)Defined Benefit Plan:  A qualified plan as defined in section 414(j) of the Code.
(4)Defined Contribution Plan:  A qualified plan as defined in section 414(i) of the Code.
(5)Determination Date:  For any Plan Year, the last day of the immediately preceding Plan Year, except that in the case of the first Plan Year of the Plan, the Determination Date shall be the last day of such first Plan Year.
(6)Former Key Employee:  A Non-Key Employee with respect to a Plan Year who was a Key Employee in a prior Plan Year.  Such term shall also include his Beneficiary in the event of his death.
(7)Key Employee:  An Employee or former Employee who is or was a Member and who, at any time during the current Plan Year, is (a) an officer of an Employer (limited to no more than 50 Employees or, if lesser, the greater of 3 Employees or 10 percent of the Employees) having an annual Compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code), (b) a 5-percent owner (as such term is defined in section 416(i)(1)(B)(i) of the Code) of the Employer, or (c) a 1-percent owner (as such term is defined in section 416(i)(1)(B)(ii) of the Code) of an Employer having an annual Compensation of more than $150,000.  The term “Key Employee” shall also include such Employee’s Beneficiary in the event of his death.  For purposes of this Subsection, “Compensation” has the meaning given such term by section 415(c)(3) of the Code.
(8)Non-Key Employee:   An Employee or former Employee who is or was a Member and who is not a Key Employee.  Such term shall also include his Beneficiary in the event of his death.
(9)Permissive Aggregation Group:  The group of qualified plans of an Employer consisting of:

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(a)the plans in the Required Aggregation Group; plus
(b)one (1) or more plans designated from time to time by the Administrative Committee that are not part of the Required Aggregation Group but that satisfy the requirements of sections 401(a)(4) and 410 of the Code when considered with the Required Aggregation Group.
(10)Required Aggregation Group:  The group of qualified plans of an Employer consisting of:
(a)each plan in which a Key Employee participates; plus
(b)each other plan that enables a plan in which a Key Employee participates to meet the requirements of section 401(a)(4) or 410 of the Code.
(11)Top-Heavy Account Balance:  A Member’s (including a Member who has received a total distribution from this Plan) or a Beneficiary’s aggregate balance standing to his account as of the Valuation Date coinciding with or immediately preceding the Determination Date (as adjusted by the amount of any Employer Contributions made or due to be made after such Valuation Date but before the expiration of the extended payment period in section 412(c)(10) of the Code), provided, however, that such balance shall include the aggregate distributions made to such Member or Beneficiary during the 1-year period ending on the Determination Date (including distributions under a terminated plan that, if it had not been terminated, would have been included in a Required Aggregation Group) unless such aggregate distributions were made for a reason other than severance from employment, death or disability in which case this Section shall be applied by substituting a 5-year period for the 1-year period, and provided further that if an Employee or former Employee has not performed services for any Employer maintaining the Plan at any time during the 1-year period ending on the Determination Date, his Account (and/or the Account of his Beneficiary) shall not be taken into account.
(12)Top-Heavy Group:  An Aggregation Group if, as of a Determination Date, the aggregate present value of accrued benefits for Key Employees in all plans in the Aggregation Group (whether Defined Benefit Plans or Defined Contribution Plans) is more than sixty percent (60%) of the aggregate present value of accrued benefits for all employees in such plans.
(13)Top-Heavy Plan:  See Section 15.2.

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15.2Determination of Top-Heavy Status.
(1)Except as provided by Subsections (2) and (3) of this Section, the Plan shall be a Top-Heavy Plan if, as of a Determination Date:
(a)the aggregate of Top-Heavy Account Balances for Key Employees is more than sixty percent (60%) of the aggregate of all Top-Heavy Account Balances, excluding for this purpose the aggregate Top-Heavy Account Balances of Former Key Employees; or
(b)if the Plan is included in a Required Aggregation Group that is a Top-Heavy Group.
(2)If the Plan is included in a Required Aggregation Group that is not a Top-Heavy Group, the Plan shall not be a Top-Heavy Plan notwithstanding the fact that the Plan would otherwise be a Top-Heavy Plan under paragraph (a) of Subsection (1) of this Section.
(3)If the Plan is included in a Permissive Aggregation Group that is not a Top-Heavy Group, the Plan shall not be a Top-Heavy Plan notwithstanding the fact that the Plan would otherwise be a Top-Heavy Plan under Subsection (1) of this Section.

15.3Top-Heavy Plan Requirements.  Notwithstanding any other provisions of the Plan to the contrary, if the Plan is a Top-Heavy Plan for any Plan Year, the Plan shall then satisfy the following requirements for such Plan Year:
(a)The minimum vesting requirements as set forth in Section 15.4.
(b)The minimum contribution requirement as set forth in Section 15.5.

15.4Minimum Vesting Requirement.  If the Plan is a Top-Heavy Plan for any Plan Year, each Employee who has completed at least three Years of Vesting Service and who has an Hour of Service after the Plan becomes a Top-Heavy Plan shall have a nonforfeitable right to 100 percent of his Matching Employer Contributions Sub-Account.  The vesting schedule described in the immediately preceding sentence shall cease to be applicable when the Plan ceases to be a Top-Heavy Plan, provided that an Employee’s Matching Employer Contributions that become nonforfeitable pursuant thereto before the Plan ceases to be a Top-Heavy Plan shall remain nonforfeitable and the change in the vesting schedule resulting from the inapplicability of the vesting schedule described in the immediately preceding sentence shall be subject to the provisions of Section 13.4.

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15.5Minimum Contribution Requirement.  If the Plan is a Top-Heavy Plan for any Plan Year:
(a)Each Non-Key Employee who is eligible to share in any Employer Contribution for such Plan Year (or who would have been eligible to share in any such Employer Contribution if a Before-Tax Contribution or Roth Contribution had been made for him during such Plan Year) shall be entitled to receive an allocation of such Employer Contribution, which is at least equal to three percent (3%) of his Compensation for such Plan Year.
(b)The three percent (3%) minimum contribution requirement under paragraph (a) above for a Non-Key Employee shall be increased to four percent (4%) if the Employer maintains a Defined Benefit Plan that does not cover such Non-Key Employee.
(c)The percentage minimum contribution requirement set forth in paragraphs (a) and (b) above with respect to a Plan Year shall not exceed the percentage at which Employer Contributions are made (or required to be made) under the Plan for such Plan Year for the Key Employee for whom such percentage is the highest for such Year.
(d)The percentage minimum contribution requirement set forth in paragraphs (b) and (c) above may also be reduced or eliminated in accordance with Section 15.6(2).
(e)For the purpose of paragraph (a) above, contributions taken into account shall include like contributions under all other Defined Contribution Plans in the Required Aggregation Group, excluding any such plan in the Required Aggregation Group if that plan enables a Defined Benefit Plan in such Required Aggregation Group to meet the requirements of section 401(a)(4) or section 410 of the Code.
(f)For the purpose of this Section, the term “Employer Contributions” shall include Before-Tax Contributions, Roth Contributions and Matching Employer Contributions made for an Employee; provided, however, that Matching Employer Contributions taken into account in satisfying the percentage minimum contribution requirement set forth in paragraphs (a) and (b) above shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code.

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15.6Coordination With Other Plans.
(1)In applying this Article, an Employer and all Controlled Group Members shall be treated as a single employer, and the qualified plans maintained by such single employer shall be taken into account.
(2)In the event that another Defined Contribution Plan or Defined Benefit Plan maintained by the Controlled Group provides contributions or benefits on behalf of Members in this Plan, such other plan(s) shall be taken into account in determining whether this Plan satisfies Section 15.3; and the minimum contribution required for a Non-Key Employee in this Plan under Section 15.5 will be reduced or eliminated, in accordance with the requirements of section 416 of the Code and the Regulations thereunder, if a minimum contribution or benefit is made or accrued in whole or in part in respect of such other plan(s).
(3)Principles similar to those specifically applicable to this Plan under this Article, and in general as provided for in section 416 of the Code and the Regulations thereunder, shall be applied to the other plan(s) required to be taken into account under this Article in determining whether this Plan and such other plan(s) meet the requirements of such section 416 of the Code and the Regulations thereunder.

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ARTICLE XVI -susPense account

16.1Transferred Assets; Qualified Replacement Plan.  The Company terminated the Retirement Annuity Program, effective as of the close of business on December 31, 2020, and approved the transfer of all residual assets in the Retirement Annuity Program trust, following satisfaction of all Retirement Annuity Program benefit liabilities, to the Plan.  As soon as administratively practicable following the termination of the Retirement Annuity Program, the Plan shall accept a transfer of such residual assets from the Retirement Annuity Program.  This Article XVI shall apply to any such assets transferred from the Retirement Annuity Program to the Plan during the Plan Year commencing January 1, 2022 (the “Transferred Assets”).  This Plan is intended to be a “qualified replacement plan” under section 4980(d)(2) of the Code for purposes of such transfer, and has been determined to meet the participation requirement in section 4980(d)(2)(A) of the Code.  This Article XVI and all other provisions of this Plan shall be construed and applied with the intention of complying with the requirements of section 4980(d) of the Code.

16.2Suspense Account.  The Transferred Assets, as adjusted for earnings, profits, expenses or losses thereon, shall be held in a suspense account under this Plan’s Trust (the “Suspense Account”) until such amounts are allocated to Member Accounts in accordance with Section 16.3.

16.3Allocation Period.  Subject to Sections 16.5 and 16.6, amounts held in the Suspense Account shall be allocated from the Suspense Account to the Accounts of eligible Members as follows during the seven-Plan Year period beginning with the 2022 Plan Year and ending with the 2028 Plan Year (the “Allocation Period”):
(1)For each Plan Year during the Allocation Period, amounts held in the Suspense Account shall first be allocated in the amount of any Nonelective Employer Contributions and Transitional Employer Contributions required to be made by the Employers under Article IV of the Plan for such Plan Year.  The amounts allocated from the Suspense Account under this Section 16.3(1) shall be allocated as Nonelective Employer Contributions and Transitional Employer Contributions, as applicable, under Article IV, and the obligations of the Employers to make such contributions under Article IV shall be reduced accordingly.  If, at the time of any allocation of assets from the Suspense Account under this Section 16.3(1), the value of the assets remaining in

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the Suspense Account is less than the amount of the Nonelective Employer Contributions and Transitional Employer Contributions required to be made at that time under Article IV, then the assets from the Suspense Account shall be allocated first as Nonelective Employer Contributions and, if not yet exhausted, then second as Transitional Employer Contributions.
(2)For each Plan Year during the Allocation Period, to the extent the amounts allocated under Section 16.3(1) for such Plan Year do not satisfy the Minimum Allocation Amount requirement of Section 16.4, amounts held in the Suspense Account shall next be allocated in the amount necessary to satisfy the Minimum Allocation Amount requirement.  The amounts allocated from the Suspense Account under this Section 16.3(2) for a Plan Year shall be allocated and credited as of the last day of such Plan Year to the Accounts of those Members who are actively employed by an Employer on the last day of such Plan Year.  The amount to be credited to each such Member shall be determined by multiplying (a) the total amount to be allocated under this Section 16.3(2) for the Plan Year by (b) a fraction, the numerator of which is such Member’s Compensation received for such Plan Year and the denominator of which is the total Compensation received for such Plan Year for all Members eligible for an allocation under this Section 16.3(2) for the Plan Year.  The amounts allocated from the Suspense Account under this Section 16.3(2) shall be treated as Nonelective Employer Contributions for all purposes under the Plan, other than for purposes of the requirements of Sections 4.6, 4.7 and 16.3(1).

16.4Minimum Allocation Amount.  Except as provided in Section 16.6, until such time as there are no remaining amounts held in the Suspense Account, the aggregate amount to be allocated from the Suspense Account to the Accounts of Members under Section 16.3 for each Plan Year during the Allocation Period shall be no less than the Minimum Allocation Amount for such Plan Year determined as follows (the “Minimum Allocation Amount”):
Plan Year	Minimum Allocation Amount
2022	One-seventh of the value of the Transferred Assets as of the first Valuation Date on or after the date of transfer of the Transferred Assets to the Plan
2023	One-sixth of the value, as of the first Valuation Date on or after January 1, 2023, of the assets held in the Suspense Account
2024	One-fifth of the value, as of the first Valuation Date on or after January 1, 2024, of the assets held in the

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Plan Year	Minimum Allocation Amount
Suspense Account
2025	One-fourth of the value, as of the first Valuation Date on or after January 1, 2025, of the assets held in the Suspense Account
2026	One-third of the value, as of the first Valuation Date on or after January 1, 2026, of the assets held in the Suspense Account
2027	One-half of the value, as of the first Valuation Date on or after January 1, 2027, of the assets held in the Suspense Account
2028	100% of the value of the assets held in the Suspense Account as of the date such amounts are allocated to Member Accounts

16.5Coordination with Section 415 Limitation. Amounts allocated from the Suspense Account to the Accounts of Members as described in Section 16.3 shall be treated as “annual additions” for purposes of the limitation described in Section 4.11.  If, by reason of the limit on annual additions described in Section 4.11, any amount held in the Suspense Account may not be allocated to a Member before the close of the Allocation Period:
(1)Such amount shall be allocated to the Accounts of other Members, and
(2)If any portion of such amount may not be allocated to other Members by reason of the limitations described in Section 4.11, such portion shall be allocated to the Member as provided in section 415 of the Code.

16.6Unallocated Amounts at Termination.  If any amount held in the Suspense Account is not allocated to Member Accounts as of the termination date of the Plan:
(1)Such amount shall be allocated to the Accounts of Members as of such termination date, except that any amount which may not be allocated to any Member by reason of the limitation described in Section 4.11 shall be allocated to the Accounts of other Members, and
(2)If any portion of such amount may not be allocated to other Members under Section 16.6(1) by reason of the limitation described in Section 4.11, such portion shall be treated as a reversion to the Company to which section 4980 of the Code applies.

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16.7Investment of Suspense Account.  Notwithstanding any provision of Article V to the contrary, amounts held in the Suspense Account shall be invested in such Investment Fund or Funds, and in such proportions, as are designated by the Investment Committee from time to time, which Investment Fund or Funds may include one or more Investment Funds that are not investment options available to be selected by Members for the investment of amounts contributed to or held in Member Accounts under Section 5.5.  Upon allocation to a Member’s Account, amounts allocated from the Suspense Account will be invested according to such Member’s directions or, if none, the Plan’s default investment fund in accordance with Section 5.5.

EXECUTED at Cleveland, Ohio, this 25th day of April, 2022.

THE LINCOLN ELECTRIC COMPANY

By /s/ Michele Kuhrt

Title: Executive Vice President, Chief Human Resources Officer

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EXHIBIT A

Participating Employers
as of April 25, 2022

The Lincoln Electric Company

J.W. Harris Co., Inc.

Lincoln Global, Inc.

Welding, Cutting, Tools & Accessories, LLC

Smart Force, LLC

Lincoln Electric Automation, Inc.

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